                                                                   EXHIBIT 14(c)

AIM PROFIT SHARING/MONEY PURCHASE PENSION PLAN
ENROLLMENT & BENEFICIARY DESIGNATION FORM                [AIM LOGO APPEARS HERE]

--------------------------------------------------------------------------------
1.   EMPLOYEE INFORMATION (Please Print)

     Company Name                                 Trust Tax ID #
                  ------------------------------                 ---------------
     Last Name                First               Middle
               -------------        ------------         -----------------------
     Social Security Number
                            ----------------------------------------------------
     Address
             -------------------------------------------------------------------
     Home Phone                              Work Phone
                ---------------------------             ------------------------

--------------------------------------------------------------------------------
2.   INVESTMENT SELECTION

     I elect to have my Employer contributions invested as indicated below. If any existing assets are being transferred to AIM, they will be invested the same as your future contributions. (Write in the name of each AIM Fund you choose to invest in as permitted by the Plan.)

     [    %] AIM
                 --------------------------------
     [    %] AIM
                 --------------------------------
     [    %] AIM
                 --------------------------------
     [    %] AIM
                 --------------------------------
     [    %] AIM
                 --------------------------------
     [    %] AIM
                 --------------------------------
     [    %] AIM
                 --------------------------------
     [    %] AIM
                 --------------------------------
     100% Total (Minimum $25 per fund, per payroll deferral)

--------------------------------------------------------------------------------
3.   PRIMARY BENEFICIARY(IES)

     I name the following person(s) to receive benefits payable from my company's retirement plan upon my death:

     Name                                                   Relationship                                     Percentage of Benefits
          -----------------------------------------------                ----------------------------------- [                   %]
     Social Security Number                                 Birthdate             /             /
                            -----------------------------             ------------ ------------- -----------
     Street Address                          City                    State      Zip Code
                    -----------------------       -----------------        ---           -------------------
     Name                                                   Relationship                                     Percentage of Benefits
          -----------------------------------------------                ----------------------------------- [                   %]
     Social Security Number                                 Birthdate             /             /
                            -----------------------------             ------------ ------------- -----------     Percentages must
     Street Address                          City                    State      Zip Code                            total 100%
                    -----------------------       -----------------        ---           -------------------

     Attach additional sheets if you wish to name more than two primary beneficiaries.

--------------------------------------------------------------------------------
4.   CONTINGENT BENEFICIARY(IES)

     If my primary beneficiary(ies) is/are deceased at the time of my death, the following person(s) shall receive benefits payable from my Company Retirement Plan upon my death:

     Name                                                   Relationship                                     Percentage of Benefits
          -----------------------------------------------                ----------------------------------- [                   %]
     Social Security Number                                 Birthdate             /             /
                            -----------------------------             ------------ ------------- -----------
     Street Address                          City                    State      Zip Code
                    -----------------------       -----------------        ---           -------------------
     Name                                                   Relationship                                     Percentage of Benefits
          -----------------------------------------------                ----------------------------------- [                   %]
     Social Security Number                                 Birthdate             /             /
                            -----------------------------             ------------ ------------- -----------    Percentages must
     Street Address                          City                    State      Zip Code                           total 100%
                    -----------------------       -----------------        ---           -------------------

     Attach additional sheets if you wish to name more than two contingent beneficiaries.

--------------------------------------------------------------------------------
5.   SPOUSAL CONSENT

     (This section must be completed only if you are married and selecting a primary beneficiary other than your spouse.)

     I, the spouse of the above-named employee, consent to my spouse's designation. I understand that if a primary beneficiary other than myself has been named, no benefit will be paid to me from the Plan upon my spouse's death unless I am named also as an additional primary beneficiary or as a contingent beneficiary, and the primary beneficiary(ies) is/are deceased.

     Spouse's Signature                                   Date      /     /
                        --------------------------------       ----- ----- -----
     Signature of Witness (other than spouse)             Date      /     /
                                              ----------       ----- ----- -----

--------------------------------------------------------------------------------
6.   EMPLOYEE AUTHORIZATION (Please sign and date this form)

     I understand that my designation becomes effective on the day I submit this form and replaces any earlier beneficiary designation I have made under the Plan. If I am married at the time of my death, my spouse will receive my Plan benefits, regardless of whom I have named as beneficiary, if Section 4 of this form is not complete.

     Employee Signature                                   Date      /     /
                        --------------------------------       ----- ----- -----

                                           A I M Distributors, Inc. *40700-12/96

PROFIT SHARING/MONEY PURCHASE
PLAN APPLICATION                                        [AIM LOGO APPEARS HERE]


Complete Sections 1-9. Please print or type.
-------------------------------------------------------------------------------
1.  EMPLOYER INFORMATION

    Name of Employer/Business
                             ---------------------------------------------------
    Plan Name
             -------------------------------------------------------------------
    Address
             -------------------------------------------------------------------
              Street              City                  State       Zip Code

    Trust Tax I.D#                       Daytime Telephone      -     -
                   ----  --------------                     ----  ----  --------

--------------------------------------------------------------------------------
2.  DEALER INFORMATION: To be completed by securities dealer.

    Dealer's Name
                  --------------------------------------------------------------
    Main Office Address
                        --------------------------------------------------------
    Rep. Name and Number
                        --------------------------------------------------------
    Branch                             Rep. Signature
          ----------------------------                --------------------------
    Home Office Address
                       ---------------------------------------------------------
    Telephone      -     -
              ----  ----   ---------

--------------------------------------------------------------------------------
3.  PLAN TRUSTEES

    Name                         Plan Adm./Contact Person
        -------------------------                         ----------------------
    Name                         Plan Adm. Telephone     -     -
        -------------------------                   ----- ----- -----

--------------------------------------------------------------------------------
4.  TYPE OF CONTRIBUTION

    Note: If you have paired AIM Profit Sharing and Money Purchase Pension Plans, you must submit separate applications and separate contribution
    checks.      [ ] Profit Sharing Plan  [ ] Money Purchase Plan

--------------------------------------------------------------------------------
5.  TYPE OF ACCOUNT ESTABLISHMENT

    [ ] Establish separate accounts for each participant. (Attach participant listing.)
    [ ] Establish a pooled account for all participants. (Record keeper is responsible for allocating plan assets to each participant.)

--------------------------------------------------------------------------------
6.  FUND INVESTMENT

    Indicate fund(s) and contribution amount(s). Make check payable to Boston Safe Deposit and Trust Company.



                                           Class of
                                            Shares                                                            Class of Shares
       Fund                $ or % of      (Check one)                 Fund                       $ or % of      (Check one)
                             Assets                                                                Assets
[ ] AIM Balanced Fund     $               [ ] A [ ] B   [ ] AIM Intermediate Government Fund     $               [ ] A [ ] B
                           -----------                                                            ----------
[ ] AIM Blue Chip Fund    $               [ ] A [ ] B   [ ] AIM Growth Fund                      $               [ ] A [ ] B
                           -----------                                                            ----------
[ ] AIM Capital Develop-
    ment Fund             $               [ ] A [ ] B   [ ] AIM High Yield Fund                  $               [ ] A [ ] B
                           -----------                                                            ----------
[ ] AIM Charter Fund      $               [ ] A [ ] B   [ ] AIM Income Fund                      $               [ ] A [ ] B
                           -----------                                                            ----------
[ ] AIM Constellation
    Fund                  $               [ ] A         [ ] AIM International Equity Fund        $               [ ] A [ ] B
                           -----------                                                            ----------
[ ] AIM Global Aggressive
    Growth Fund           $               [ ] A [ ] B   [ ] AIM Limited Maturity Treasury Shares $               [ ] A
                           -----------                                                            ----------
[ ] AIM Global Growth
    Fund                  $               [ ] A [ ] B   [ ] AIM Money Market Fund                $               [ ] A [ ] B [ ] C
                           -----------                                                            ----------
[ ] AIM Global Income
    Fund                  $               [ ] A [ ] B   [ ] AIM Value Fund                       $               [ ] A [ ] B
                           -----------                                                            ----------
[ ] AIM Global Utilities
    Fund                  $               [ ] A [ ] B   [ ] AIM Weingarten Fund                  $               [ ] A [ ] B
                           -----------                                                            ----------
                                                                     Total from both columns     $
                                                                                                  ----------

    If no class of shares is selected, Class A shares will be purchased, except in the case of AIM Money Market Fund, where Class C shares will be purchased. If you are funding your retirement account through a transfer, please indicate the contribution amounts both in this section and in Section 3 of the Asset-Transfer Form.

-------------------------------------------------------------------------------
7.  TELEPHONE EXCHANGE PRIVILEGE

    Unless indicated below, the plan authorizes the Transfer Agent to accept instructions from any person to exchange shares in its plan account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

    [ ] The plan DOES NOT want the telephone exchange privilege.

--------------------------------------------------------------------------------
8.  REDUCED SALES CHARGE (optional)

    RIGHT OF ACCUMULATION

    The plan applies for Right of Accumulation reduced sales charges based on the following accounts in The AIM Family of Funds--Registered Trademark--.

    Fund(s)                        Account No(s).
           -----------------------               -------------------------------

    LETTER OF INTENT

    The plan agrees to the Letter of Intent provisions as stated in Fund's prospectus(es). The plan agrees to invest during a 13-month period a dollar amount of at least:

    [ ]$25,000  [ ]$50,000  [ ]$100,000  [ ]$250,000  [ ]$500,000  [ ]$1,000,000

--------------------------------------------------------------------------------
9.  DUPLICATE ACCOUNT STATEMENT

    Name
        ------------------------------------------------------------------------
    Address
           ---------------------------------------------------------------------
    (AIM will only send one duplicate statement. Check one of the following boxes.)

    [ ]Plan Administrator  [ ]Record Keeper  [ ]Benefit Consultant  [ ]Trustee

--------------------------------------------------------------------------------
10. AUTHORIZATION AND SIGNATURE

    The trustee(s) hereby adopts the AIM Distributors, Inc. Money Purchase/Profit Sharing Plan appointing Boston Safe Deposit and Trust Company as Custodian. The trustee(s) has received and read the current prospectus of the investment company(ies) selected in this agreement. The trustee(s) understands that a $10 annual maintenance fee for each participant in the AIM Money Purchase/Profit Sharing Plan will be deducted in early December. The trustee(s) acknowledges reading and completing the AIM Funds Money Purchase/Profit Sharing Plan Adoption Agreement(s) and Trust Agreement.
         Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification. Please refer to the Fund prospectus for complete instructions regarding backup withholding. Under the penalties of perjury, the trustee(s) certifies that (i) the number shown in
    Section 1 is its correct Taxpayer Identification Number and (ii) the plan is not subject to backup withholding because the Internal Revenue Service (a) has not notified the plan that it is subject to backup withholding as a result of failure to report all interest or dividends, or (b) has notified the plan that it is no longer subject to backup withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and payments other than interest and dividends).

    Certification Instructions - You must cross out item(b) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return.

    [ ] Exempt from Backup Withholding (i.e. exempt entity as described in Application Instructions)

    Signature of Plan Trustee                             Date     /     /
                             -----------------------------    ----  ----  ------

    Signature of Plan Trustee                             Date    /     /
                             -----------------------------    ---- ----- -------

    Signature of Plan Trustee                             Date    /     /
                             -----------------------------    ---- ----- -------

--------------------------------------------------------------------------------
11.  INSTRUCTIONS

     Make check payable to Boston Safe Deposit and Trust Company.

     Return completed application and check to A I M Distributors, Inc., P.O. Box 4739, Houston, TX 77210-4739.


[AIM LOGO APPEARS HERE] A I M Distributors, Inc.                     42600-12/96

                           [AIM LOGO APPEARS HERE]

                             AIM FAMILY OF FUNDS

          PROTOTYPE MONEY PURCHASE PENSION AND PROFIT SHARING PLANS

  MONEY PURCHASE PENSION AND PROFIT SHARING PLAN DOCUMENT, TRUST AGREEMENT,
       ADOPTION AGREEMENTS, SUMMARY PLAN DESCRIPTIONS AND APPLICATIONS

                            AIM DISTRIBUTORS, INC.

                             AIM DISTRIBUTORS, INC.
                  PROTOTYPE PAIRED DEFINED CONTRIBUTION PLANS

                  PROFIT SHARING/MONEY PURCHASE PENSION PLANS


                               TABLE OF CONTENTS


I.     Adopting the AIM Profit Sharing Plan:  Adoption Agreement #001

II.    Adopting the AIM Money Purchase Pension Plan:  Adoption Agreement #002

III.   Money Purchase Pension and Profit Sharing Plan Basic Document #01

IV.    Determination Letters

V.     Trust Agreement

VI.    Employee Notices

       -    Model Summary Plan Description for Profit Sharing Plan
       -    Model Summary Plan Description for Money Purchase Plan

VII.   Forms

       -    Money Purchase Pension and Profit Sharing Plan Account Application
       -    Participant Enrollment & Beneficiary Designation
       -    Asset Transfer Form
       -    Contribution Transmittal Form

                                  ESTABLISHING
                                      YOUR
                      PROTOTYPE DEFINED CONTRIBUTION PLANS
                PROFIT SHARING AND MONEY PURCHASE PENSION PLANS


The Prototype Paired Defined Contribution Plans sponsored by AIM Distributors, Inc. are a Profit Sharing Plan and a Money Purchase Pension Plan. Both of these plans are provided under one plan document with separate adoption agreements. An employer can adopt either one or both of these plans.

AIM Distributors, Inc. will not act as trustee, plan administrator, nor record keeper. Before establishing a qualified plan, you should consult with a tax advisor or attorney. Failure to properly complete these documents could result in plan disqualification.

To establish the AIM Prototype Profit Sharing and/or Money Purchase Pension Plan the following forms need to be completed:

1.  PLAN ADOPTION AGREEMENT(S).  (Section I & II.)

         You must complete the appropriate adoption agreement, Profit Sharing Agreement #001, or Money Purchase Pension Agreement #002, and all other documents stated in the plan set up instructions.

         To establish both a Money Purchase Pension and a Profit Sharing Plan (Paired Plans), you must complete both the Profit Sharing Adoption
         Agreement (Agreement #001) and the Money Purchase Adoption Agreement (Agreement #002) found in Sections I & II.

2. FIDELITY BOND REQUIREMENT: All qualified plans are required to be covered by a Fidelity Bond equal to at least 10% of the asset value of the plan, and not less than $1,000 nor greater than $500,000. Fidelity bonds can be obtained through your business insurance agent.

3.  TRUST AGREEMENT DOCUMENT (Section III.)

         Complete and sign pages 77 and 78 of the Trust Document.

4.   AIM PROFIT SHARING/MONEY PURCHASE PLAN ACCOUNT APPLICATION (Section VII.)

         Complete a separate application for each plan established: Profit Sharing and/or Money Purchase Pension Plan.

5. PARTICIPANT ENROLLMENT AND DESIGNATION OF BENEFICIARY FORM (Section VII Employer retains)

         Each eligible employee must complete an enrollment and beneficiary form and return it to the plan administrator to be retained with plan records. A copy of the employee's enrollment form should be forwarded to AIM only if you are requesting that individual mutual fund accounts be established for each employee.

             Do not return the employee enrollment forms if you are establishing "pooled" investment accounts for the plan. AIM will only establish "individual" mutual fund participant accounts for plans with less than 50 participants.

    6. TO TRANSFER ASSETS FROM AN EXISTING PLAN: Complete the Asset Transfer Form in Section V as well as the documents indicated on the previous page.

    7. FEES: There is an annual custodial account fee of $10.00 for each participant account or each "pooled" account establish at AIM.

After completion, return only the AIM Money Purchase Pension and Profit Sharing Account Application and a copy of the participant enrollment forms (individual mutual fund accounts only) with your contribution to establish the plan. Do not return participant enrollment forms if establishing "pooled" AIM Fund investment accounts.

Enclose your initial contribution check payable to: Boston Safe Deposit & Trust Company.

DO NOT return the Adoption Agreement(s), Summary Plan Description(s), Beneficiary Form, or Trust Agreement to AIM. These documents must be retained with your permanent plan records.

    Return to:
                 AIM Fund Services, Inc.
                 P.O. Box 4739
                 Houston, TX 77210-4739

DEADLINE: New Plans must execute all plan documents prior to the last day of the plan year (fiscal or calendar year). The plans contribution must be made by the due date of the business tax return including extensions for the contribution to be tax deductible.

NOTICE TO EMPLOYEES

Once you have adopted the AIM Money Purchase Pension and/or Profit Sharing Plan you will need to communicate the adoption and principal provisions of the plan to employees. This is done by providing the following information to employees:

1.  SUMMARY PLAN DESCRIPTION

    The employer must give each eligible employee a Summary Plan Description
    (SPD) of the plan and file the Summary Plan Description with the Department of Labor within 120 days of establishing the plan. You must complete the SPD to indicate the plan features you have designated in the adoption agreement. AIM has partially completed the SPD in accordance with the features we pre-marked. Any future amendments to the adoption agreement must also be made to the SPD.

    There is a sample letter provided for filing the SPD with the Department of Labor.

    These notices are provided in Section VII.

                      ADOPTING THE AIM PROFIT SHARING PLAN
                            ADOPTION AGREEMENT #001

                 ADOPTING THE AIM PROFIT SHARING PLAN ADOPTION
                                 AGREEMENT #001

    TO ADOPT THE AIM SPONSORED PROFIT SHARING PLAN YOU WILL NEED TO COMPLETE THE FOLLOWING FORMS:

    -    The Profit Sharing Adoption Agreement and Summary Plan Description
         (SPD) and Trust Agreement
    -    A Profit Sharing Plan Account Application
    -    An Enrollment and Beneficiary Designation Form for each participant.

    PLAN STRUCTURE:

    If you are establishing "pooled" investment accounts, utilizing a third party administrator for record keeping:

    - Submit only the AIM Profit Sharing and/or Money Purchase Pension Plan Account Application indicating all the AIM Funds permitted as investment options by the Plan and the investment amount for each fund. You must identify the Plan's trustees. If you are not making your full contribution at this time, we require a minimum $1,000 initial contribution.

    If you want AIM to establish separate mutual fund accounts for each plan participant:

    - Submit the AIM Profit Sharing Account Applications with the participant enrollment forms (Section VII).
    - Identify each participant's name, mailing address, SS # and their AIM Fund'(s) investment election on the enrollment form.
    - The plan administrator must submit all contributions with a breakdown identifying each participant and their total contribution allocated to the funds the participant has chosen.
    - The minimum contribution per participant is $25 per fund, per contribution submission.
    - The maximum number of individual, participants accounts AIM will establish is 50, utilizing no more than 6 AIM Funds.
    - Duplicate statements will be issued to your recordkeeper or administrator, if requested.

                 RETURN TO:       AIM Fund Services
                                  P.O. Box 4739
                                  Houston, TX  71210-4739

ADOPTION AGREEMENT

To make it easy for you, the Profit Sharing Plan Adoption Agreement has been partially completed to reflect the features most frequently chosen. Please review the completed plan adoption agreement with your legal or tax advisor to ensure that the plan provisions are appropriate.

NOTE: If desired, you may change any of the prechecked elections by making the appropriate change and placing your initials and date next to the section being changed.

                           [X] PRE-CHECKED SECTIONS:

The key sections in this Adoption Agreement which have been completed are as follows:

- All employees who are Age 21 and have fulfilled one year of service are eligible to share in plan for contributions. (Years of service cannot exceed 2 years: all contributions are then 100% vested.)

- An employee who completes 1,000 hours of service within 12 consecutive months of their date of hire is credited with a year of service for initial eligibility. Only 500 hours of service are required in any year thereafter for a participant to be eligible for a plan contribution. There is no requirement that a participant be employed on the last day of the plan year to receive a contribution in the year they separate from service.

- After fulfilling age and service eligibility requirements, employees may enter the plan on the first day of a plan year on the first day of the seventh month of the plan year. (Calendar Year = January 1 & July 1 entry dates)

- All union and non U.S. resident alien employees are excluded from participation. Please note that all other employees of the plan sponsors, as well as employees of certain companies related to the plan sponsor, are eligible to participate.

- Please note that all other employees of the plan sponsors, as well as employees of certain companies related to the plan sponsor, are eligible to participate.

-   The employees annual contribution will be discretionary.

- The plan is not integrated with Social Security. If you choose to integrate your contribution, AIM will not compute the integration allocation.

-   Normal retirement age of 65.

-   No Loans and No Hardship Distributions are permitted.

-   No Life Insurance may be purchased by the plan.

- The Employer is the Plan Administrator responsible for administration of the Plan. (If you appoint another entity as the Plan Administrator, that entity must sign Section XV of the Adoption Agreement to accept the responsibility of Plan Administrator.

                   [X]  SECTIONS TO BE COMPLETED BY EMPLOYER

The following sections of the Adoption Agreement must be completed by the employer.

Section II: Employer Data (Page 1 & 2) - Complete A through G. If applicable, Complete H and I. (Name, address, TIN, etc.)

Section IX:      Vesting - Choose the vesting schedule desired.

SECTION XIV:     Allocation Limitation - complete this section.

Section XVI: Self Trusteed Plan - You must designate a trustee or trustees of this plan. The trustee(s) must sign the Adoption Agreement. NEITHER AIM NOR BOSTON SAFE DEPOSIT & TRUST COMPANY WILL ACT AS THE PLAN TRUSTEE. The trustees must sign the Adoption Agreement on page 12.

Section XVII: Employer Signature - Read the employer acknowledgment and execute this section.

Fidelity Bond - Contact your insurance company regarding the purchase of a fidelity bond which will cover the plan administrator and plan fiduciaries. The bond must be for at least $1,000 or an amount equal to 10% of the plan's assets not to exceed $500,000.

FAILURE TO PROPERLY COMPLETE THESE DOCUMENTS COULD RESULT IN DISQUALIFICATION OF YOUR PLAN AND LOSS OF TAX BENEFITS. DEADLINE: NEW PLANS MUST BE EXECUTED BY THE LAST DAY OF THE PLAN'S TAX YEAR (CALENDAR OR FISCAL).

PLAN ADMINISTRATION: NEITHER AIM DISTRIBUTORS, NOR AIM FUND SERVICES WILL ACT AS THE PLAN ADMINISTRATOR. AIM WILL NOT REVIEW PLAN DOCUMENTS, CALCULATE CONTRIBUTION ALLOCATIONS, PROVIDE RECORD KEEPING SERVICES, PERFORM DISCRIMINATION TEST, OR FILE FORM 5500. ALL ADMINISTRATIVE, TAX REPORTING AND ACCOUNTING FUNCTIONS ARE THE RESPONSIBILITY OF THE PLAN SPONSOR OR APPOINTED THIRD PARTY.

                       PROFIT SHARING ADOPTION AGREEMENT
                 FOR PROTOTYPE PAIRED DEFINED CONTRIBUTION PLAN
                               #001 SPONSORED BY
                             AIM DISTRIBUTORS, INC.

                            ADOPTION AGREEMENT #001

This is the Adoption Agreement for paired defined contribution plan #001 of basic plan document #001, which is a combined prototype profit sharing/money purchase pension plan. This Adoption Agreement may be adopted either singly or in combination with paired defined contribution plan #002, a prototype money purchase pension plan.

NOTE: Before executing this Adoption Agreement, the Employer should consult with a tax advisor or attorney. Failure to properly complete this Adoption Agreement may result in Plan disqualification.

-----------------------------------

The Employer hereby establishes a profit sharing plan and a trust upon the respective terms and conditions contained in the prototype paired defined contribution plan (the "Plan") and the Trust Agreement annexed hereto and appoints as Trustee of such trust the person(s) who have executed this Adoption Agreement evidencing their acceptance of such appointment. The Plan and, the Trust Agreement, if applicable, shall be supplemented and modified by the terms and conditions contained in this Adoption Agreement and shall be effective on the Effective Date.

The Sponsor will inform the Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan.

-----------------------------------
1.  SPONSOR DATA
    ------------

    A.   AIM DISTRIBUTORS, INC.
         Name of Sponsor (or authorized representative)

    B.   11 GREENWAY PLAZA- SUITE 1919
         Address

         HOUSTON,  TX 77046

    C.   (713) 347-1919
         Telephone Number

-----------------------------------

II.      EMPLOYER DATA

    A.   ___________________________________________________
         Name of Employer and Employer Identification Number

    B.   ___________________________________________________
         Address

    C.   (_____)____________________________________________
         Telephone Number

    D.   ___________________________________________________
         Employers Taxable Year End

    E.   ___________________________________________________
         Plan Year End

    F.   The Employer is: [ ] A corporate entity
                          [ ] A non corporate entity
                          [ ] A corporation electing to be taxed under
                              Subchapter S

    G.   ___________________________________________________
         Effective Date (should be first day of a Plan Year)

    H.   If this is an amendment of an existing plan, complete the following:

         ______________________________________________________________________
         Effective Date of Amendment (should be first day of a Plan Year)

         ______________________________________________________________________
         Name of Prior Plan

         ______________________________________________________________________
         Effective Date of Prior Plan

    I.   ______________________________________________________________________
         Limitation Year, if different from E., above

III.     ELIGIBILITY

         A. Employees shall be eligible to participate in the Plan upon completion of the eligibility requirements (complete 1 and 2) (Plan section 3.1):

             1.  Years of Service. The Employee must complete (check one box):

                 [X] One Year of Service.

                 [ ] ____ Years of Service. (You can require less than or more than one Year of Service, but not more than two (2). If you select more than one Year of Service, the Employee must be 100% vested once he becomes eligible, and you must select vesting schedule B in section X of this Adoption Agreement. If the Year of Service is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service (sec IV, A of this Adoption Agreement) to receive credit for such fractional year.

             2.  Age. The Employee must attain age 21 (not greater than age
                 21).

    B. The following Employees will not be eligible to participate in the Plan (Plan section 3.1):

         [X] Union Employees. Employees included in a unit of employees covered by a collective bargaining agreement between the Employer and Employee representatives (as defined in section 3.1(b)(i) of the Plan), if retirement benefits were the subject of good faith bargaining.

         [X] Nonresident Aliens. Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States. For purposes of this section III, the term "Employee" includes all employees of this Employer or any employer aggregated with this Employer under sections 414(b), (c) or (m) or (o) of the Code and individuals who are Leased Employees required to be considered Employees of any such employer under section 414(n) or (o) of the Code. Therefore, all employees of companies in a controlled group of businesses will be eligible to participate in this plan.

-----------------------------------

IV. CREDITED SERVICE

    A. The Plan provides that a Year of Service requires at least 1,000 Hours of service during a Plan Year. If a lower number of hours is desired, state the number here: 1,000 (Plan section 2.42).

    B. The Plan permits Hours of Service to be determined by the use of service equivalencies under one of the methods selected below (choose one method)(Plan section 2.19):

         1. [X] On the basis of actual hours for which an Employee is paid or entitled to payment.

         2. [ ] On the basis of days worked. An Employee will be credited with ten (10) Hours of Service if under section 2.19 of the plan such Employee would be credited with at least one (1) Hour of Service during the day.

         3. [ ] On the basis of weeks worked. An Employee will be credited with forty-five (45) Hours of Service if under section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

         4. [ ] On the basis of semimonthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under section
             2.19 of the Plan such Employee would be credited with at least one
             (1) Hour of Service during the semimonthly payroll period.

         5. [ ] On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under section
             2.19 of the Plan such Employee would be credited with at least one
             (1) Hour of Service during the month.

    C. Service with a predecessor employer (choose 1 or 2)(Plan sections 3.3 and 8.5):

         1.  [X]     No credit will be given for service with a predecessor
                     employer.

                                     - or -

         2.  [ ]     Credit will be given for service with the following
                     predecessor employer(s):


                     ----------------------------------

         NOTE: The Plan provides that if this is a continuation of a predecessor plan, service under the predecessor plan must be counted.

----------------------------------

V.  COMPENSATION

    A.   Compensation (choose 1 or 2)(Plan section 2.7):

         1.  [ ] shall include

                   - or -

         2.  [X] shall not include

         Employer Contributions made pursuant to a salary reduction agreement which are not includable in the gross income of the Employee under sections 125, 402(e)(3), 402(h) or 403(b) of the Code.

    B. The effective date of the election in A. above shall be ___________________________ (but not earlier than the first day of the first Plan Year beginning after 1986).

----------------------------------

VI.  CONTRIBUTIONS

     A.   Profit sharing plan formulas (choose 1 or 2)(Plan section 4.19(b)):

          1. [X] Discretionary pursuant to Employer resolution. If no resolution is adopted, then _0_% of Participants' compensation.

          -or-

          2. [ ] ___% of Participants' Compensation, plus discretionary amount, if any, by Employer resolution.

          NOTE: Each of these formulas is subject to maximum limitations on contributions as provided in the Plan and the Internal Revenue Code. In no event may the Employer Contribution exceed 15% of the aggregate compensation of all Participants for the year, plus up to 10% credit carryover in certain circumstances. Additional limitations are included in the Plan where the Employer also has another qualified retirement plan. The limit on contributions and forfeitures allocated to an individual participant's account, per year is generally the lesser of 25% of compensation or $30,000.

--------------------------------

VII. ALLOCATION OF EMPLOYER CONTRIBUTIONS

     A. Formula (choose 1 or 2)(Plan section 5.3(b)). NOTE: If you provide for hardship withdrawals you must use Formula 1.

          1. [X] Nonintegrated Plan -- Employer contributions shall be allocated to the accounts of all eligible Participants prorated upon compensation.

                    -or-

          2. [ ] Integrated Plan -- Employer contributions and forfeitures shall be integrated with Social Security and allocated in accordance with the provisions of Plan section 5.3(b). The Plan's Integration Level shall be (choose (a),(b) or (c))):

               (a)  [ ]  Taxable Wage Base. (The maximum amount considered as wages for such year under section 3121(a)(1) of the Internal Revenue Code (the Social Security taxable wage base) as of the beginning of the Plan Year).

                         -or-

               (b)  [ ]  $______ (a dollar amount not to exceed the Taxable
                         Wage Base).

                         -or-

               (c)  [ ]  _____% of the Taxable Wage Base (not to exceed 100%).

               NOTE: If you maintain any other plan in addition to this Plan, only one plan may be integrated with Social Security.


     B.   Contribution Eligibility (Plan section 4.1(c)):

          The Plan provides that all Participants will share in Employer Contributions for the Plan Year, except the following (if elected):

          [ ] Participants who terminate employment during the Plan year with not more than 500 Hours of Service and who are not Employees as of the last day of the Plan Year (other than Participants who die, retire or become Totally and Permanently Disabled).

          If a fewer number of hours than 500 is desired, state the number here: _____.

--------------------------

VIII.     DISTRIBUTIONS.

          A.   Normal Retirement Age is (choose 1 or 2)(Plan section 2.26):

               1.   [X]  The date a Participant reaches age 65 (not more than 65 or less than 55). If no age is indicated, normal retirement age shall be 65.

               2.   [ ]  The later of age ____ (not more than 65) or the ____
                         (not more than 5th) anniversary of the day the Participant commenced participation in the Plan. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

          B.   Early Retirement Date (choose 1 or 2)(Plan section 2.10):

               1.   [ ]  Early Retirement Date is the first day of the month
                         coincident with or next following the date upon which a Participant reaches age 55 (not less than 55) and completes 5 years of service (not more than 15).


               2.   [X]  Early Retirement will not be permitted under the Plan.

     C. All distributions will be in the form of a lump sum in accordance with the Safe Harbor Rules in Article 9, Section 9.6 of the Plan Document.

--------------------------

IX.  OPTIONAL FEATURES

     A.   Hardship withdrawals (choose 1 of 2)(Plan section 12.2):

          1.   [ ]  The Plan permits hardship withdrawals.

                    - or -

          2.   [X]  The Plan does not permit hardship withdrawals.

          NOTE: The Plan may not provide hardship withdrawals if integration with Social Security is elected in section VII.A.2.

     B.   Loans (choose 1 or 2)(Plan ARTICLE 13):

          1.   [ ]  The Plan permits loans to Participants.

                    - or -

          2.   [X]  The Plan does not permit loans to Participants.

          NOTE: The Plan may not permit loans to Owner-Employees of noncorporate entities or to Shareholder-Employees of subchapter S corporations. If Plan loans are permitted, the Trustee designated in section XVI of this Adoption Agreement may not be the Sponsor's designated Trustee.]

     C.   Insurance (choose 1 or 2)(Plan ARTICLE 14):

          1. [ ] The Plan permits Participants to designate a portion of their Account to purchase life insurance contracts. (MUST NOT be selected if Sponsor's designated trustee is appointed as Trustee).

                         The percentage of the Employer Contributions which may be applied to purchase life insurance contracts shall be equal to _____%.

                         -or -

        2.       [X]     The Plan does not permit Participants to designate a
                         portion of their Account to purchase life insurance contracts.

        NOTE:    Section 14.5 of the Plan provides certain limits on the amount of Employer Contributions that can be applied to purchase life insurance contracts.]

------------------------------

X.       VESTING

         Employer Contributions and earnings will become vested if the Participant terminates employment for any reasons other than retirement at or after Normal Retirement Age or Early Retirement Date, death, or disability pursuant to the following schedule (choose A, B, C or D) (Plan section 8.3):

        A.      [ ]      Years of
                Service  Vested         Percentage
                -------  --------       ----------
                         1 year                0%
                         2 years              20%
                         3 years              40%
                         4 years              60%
                         5 years              80%
                         6 or more years     100%

        B.      [ ]      100% vesting immediately after satisfaction of the
                         eligibility requirements.

         NOTE: If a service requirement greater than one year is chosen for eligibility in section III.A.1. of this Adoption Agreement, vesting schedule B must be chosen.

        C.      [ ]      100% vesting after years of service (not to exceed
                         three).

                         - or -

        D.      [ ]             Years of
                Service         Vested             Percentage
                -------         --------           ----------
                                1 year           ___%
                                2 years          ___% (not less than 20)
                                3 years          ___% (not less than 40)
                                4 years          ___% (not less than 60)
                                5 years          ___% (not less than 80)
                                6 years          ___% (not less than 100)

------------------------------
XI.      INVESTMENT CHOICES

         A.      [X]      Investment of Trust assets may be selected only from
                          Shares or other investments offered by the Sponsor.
                          (AIM Distributors Inc., AIM Family of Funds)

         B.      [ ]      ___% of the Trust assets must be invested in Shares
                          or other investments offered by the Sponsor with the remainder in such other investments as may be acceptable within the discretion of the Trustee.

         C.      [ ]      50% of the Trust assets must be invested in Shares or
                          other investments offered by the Sponsor with the remainder in such other investments as may be acceptable within the discretion of the Trustee.

         D.      [ ]      25% of the Trust assets must be invested in Shares or
                          other investments offered by the Sponsor with the remainder in such other investments as may be acceptable within the discretion of the Trustee.

                          The Sponsor may impose additional limitations relating to the type of permissible investments in the Trust (Plan section 7.3).

------------------------------

XII.     INVESTMENT AUTHORITY

         Contributions to the Plan shall be invested by the Trustee in accordance with instructions of the Employer or Plan Administrator except that (choose A, B or C) (Plan section 7.2):

         A.      [ ]      No exceptions; the or Plan Administrator shall make
                          all investment selections.

         B.      [ ]      The Employer delegates all investment responsibility
                          to the Trustee. (MAY NOT be selected if Sponsor's designated trustee is appointed as Trustee).]

         C.      [X]      Each Participant [ ] may, [X] shall direct that:

                 1.       [X]     Amounts voluntarily contributed by such
                                  Participant pursuant to section 4.3 of the Plan, rollover contributions pursuant to section 4.4 of the Plan and direct transfers pursuant to section 4.5 of the Plan, if any,

                         - and/or -

                 2.       [X]     Employer Contributions on the Participant's
                                  behalf, shall be invested in specified
                                  investments offered by the Sponsor.
                                  Participants may make or change such
                                  directions by giving written notice to the Plan Administrator. Reasonable restrictions may be imposed on this privilege by the Plan
                                  Administrator or the Sponsor for purposes of administrative convenience.

------------------------------

XIII.    TOP-HEAVY PROVISIONS

         Participants who are eligible to receive the minimum allocation provided by section 5.2 of the Plan shall receive a minimum allocation of contributions and forfeitures under this Plan equal to 3% of Compensation, or if lesser, the largest percentage of Compensation allocated on behalf of any Key Employee for the Plan Year.

         NOTE: If the Participant also participates in paired defined contribution plan #002 (the money purchase pension plan), the required minimum allocation must be made under paired defined contribution plan #002 (the money purchase pension plan).

------------------------------

XIV.     ALLOCATION LIMITATIONS

         COMPLETE THIS SECTION ONLY IF YOU MAINTAIN OR EVER MAINTAINED ANOTHER QUALIFIED PLAN (OTHER THAN PAIRED PLAN #002) IN WHICH ANY PARTICIPANT IN THIS PLAN IS (OR WAS) A PARTICIPANT OR COULD BECOME A PARTICIPANT. THIS SECTION MUST ALSO BE COMPLETED IF THE EMPLOYER MAINTAINS A WELFARE BENEFIT FUND, AS DEFINED IN SECTION 419(e) OF THE CODE, OR AN INDIVIDUAL MEDICAL ACCOUNT, AS DEFINED IN SECTION 415(l)(2) OF THE CODE, UNDER WHICH AMOUNTS ARE TREATED AS ANNUAL ADDITIONS WITH RESPECT TO ANY PARTICIPANT IN THIS PLAN.

         A. If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan (choose either 1 or 2) (Plan section 6.3):

                 1.   [ ]  The provision of section 6.2 will apply as if the
                           other plan were a master or prototype plan.

                 - or -

                 2.   [ ]  (On an attachment, provide the method under which
                           the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion).

         B. If the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer attach an explanation of the method under which the plan involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

------------------------------

XV.      ADMINISTRATION

         A.      The Plan Administrator of the Plan will be (choose 1, 2, 3 or
                 4) (Plan sections 2.30 and 15.4):

                 1.      [ ]      The Trustee

                                  - or -

                 2.      [X]      The Employer

                                  - or -

                 3.      [ ]      An individual Plan Administrator designated
                                  by the Employer

                                  -----------------------------------
                                  Name

                                  -----------------------------------
                                  Address

                                  -----------------------------------
                                  Signature

                 - or -

                 4.      [ ]      A committee of two or more Employees
                                  designated by the Employer:

                                  -----------------------------
                                  Name & Title

                                  -----------------------------
                                  Signature


                                  -----------------------------
                                  Name & Title

                                  -----------------------------
                                  Signature


                                  -----------------------------
                                  Name & Title

                                  -----------------------------
                                  Signature

         NOTE: If no Plan Administrator has been designated or serving at any time, the Employer will be deemed the Plan Administrator
                 (Plan section 15.4).

        B. The Plan Administrator (including all members of a committee, if a committee is named) is a Named Fiduciary for the Plan. If other persons are also to be Named Fiduciaries, their names and addresses are:


                Name:
                     -------------------------------------------

                Address:
                        ----------------------------------------

                ------------------------------------------------
                Signature


                Name:
                     -------------------------------------------

                Address:
                        ----------------------------------------

                ------------------------------------------------
                Signature


                Name:
                     -------------------------------------------

                Address:
                        ----------------------------------------

                ------------------------------------------------
                Signature

        C. The Named Fiduciaries have all of the powers set forth in the Plan. If any powers or duties are to be allocated among them, or delegated to third parties, indicate below what the powers or duties are and to whom they are to be delegated (Plan section 15.3):

                -------------------------------

                -------------------------------

                -------------------------------

                -------------------------------

XVI.     THE TRUSTEE

         A. The Employer hereby appoints the following to serve as Trustee, and the trustee, by signing this Adoption Agreement accepts the appointment (complete either A or B) (Plan section 2.39):

                Name:
                     --------------------------------

                Address:
                        -----------------------------

                        -----------------------------
                Dated:
                      -------------------------------

                             (Signature of) Trustee


                Name:
                     --------------------------------

                Address:
                        -----------------------------

                        -----------------------------
                Dated:
                      -------------------------------

                             (Signature of) Trustee

         B. The Employer hereby appoints the Sponsor's designated trustee(s) to serve as Trustee(s):

                Name:
                     --------------------------------

                Address:
                        -----------------------------

                        -----------------------------
                Dated:
                      -------------------------------

                             (Signature of) Trustee


                Name:
                     --------------------------------

                Address:
                        -----------------------------

                        -----------------------------
                Dated:
                      -------------------------------

                             (Signature of) Trustee

                Name:
                     --------------------------------

                Address:
                        -----------------------------

                        -----------------------------
                Dated:
                      -------------------------------

                             (Signature of) Trustee

VII.     EMPLOYER SIGNATURE

         The Employer acknowledges receipt of the current prospectus of the investment companies designated by the Employer for its initial investments under the Plan and represents that it has delivered a copy thereof to each Participant in the Plan, and that it will deliver to each Participant making contributions and each new Participant, a copy of the then current prospectus of such investment companies. The Employer further represents that the information in this Adoption Agreement shall become effective only when approved and countersigned by the Trustee. The right to reject this Adoption Agreement for any reason is reserved by the sponsor.

         This Adoption Agreement must be used only in conjunction with basic plan document #01.

         NOTE: An Employer who has ever maintained or who later adopts any plan (including, after December 31, 1985, a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in section 419A(d)(3) of the Code, or an individual medical account, as defined in section 415(1)(2) of the Code), in addition to this Plan
                 (other than paired defined contribution plan #002), may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that the plans are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

                 This Adoption Agreement consists of 11 pages.

         IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its duly authorized officers this ___ day of ____.


                                        -------------------------------
                                        (Name of Employer)

                                  By:
                                        -------------------------------
                                        (Name & Title)

                                  Date:
                                       ------------------

                  ADOPTING THE AIM MONEY PURCHASE PENSION PLAN
                            ADOPTION AGREEMENT #002

                ADOPTING THE AIM MONEY PURCHASE PENSION PLAN ADOPTION
                                    AGREEMENT #002

To adopt the AIM Sponsored Money Purchase Pension Plan you will need to complete the following forms:

o       The Money Purchase Pension Adoption Agreement and Summary Plan
        Description (SPD)

o       A Money Purchase Pension Account Application

o       An Enrollment and Beneficiary Designation Form for each  participant.

PLAN STRUCTURE:

If you are establishing "pooled" investment accounts, utilizing a third party administrator for record keeping:

o Submit only the AIM Money Purchase Profit Sharing and/or Profit Sharing Plan Account Application indicating all the AIM Funds permitted as investment options by the Plan. You must identify the Plan's trustees.

If you want AIM to establish separate mutual fund accounts for each plan participant, registered in the plan's name:

o Submit the AIM Money Purchase Plan Account Application with the participant enrollment forms (Section VII)

o Identify each participant's name, mailing address, SS # and their AIM Fund's investment election on the enrollment form.

o The plan administrator must submit all contributions with a breakdown identifying each participant, and their total contribution allocated to the funds the participant has chosen.

o The minimum contribution per participant is $25 per fund, per contribution submission.

o The maximum number of individual participants accounts AIM will establish is 50 utilizing no more than 6 AIM Funds.

o Duplicate statements will be issued to your recordkeeper or administrator if requested.

                 Return to:
                                        AIM Fund Services
                                        P.O. Box 4739
                                        Houston, TX 77210-4739

ADOPTION AGREEMENT

To make it easy for you, the Money Purchase Pension Adoption Agreement has been partially completed to reflect the retirement plans provisions most frequently chosen. Please review the completed plan adoption agreement with your legal or tax advisor to ensure that the plan provisions are correct. NOTE: If desired, you may change any of the prechecked elections by making the appropriate change and placing your initials and date next to the section being changed.

                          [X] PRE-CHECKED SECTIONS:

The key sections in this Adoption Agreement which have been completed are as follows:

o All employees who are Age 21 and have fulfilled one year of service are eligible for contributions. (Years of service cannot exceed 2 years: all contributions are then 100% vested).

o An employee who completes 1,000 hours of service, within 12 consecutive months of their date of hire, is credited with a year of service for initial eligibility. Only 500 hours of service are required in any year thereafter for a participant to be eligible for a plan contribution. There is no requirement that a participant be employed on the last day of the plan year to receive a contribution in the year they separate from service.

o After fulfilling age and service eligibility requirements, employees will enter the plan on the plan anniversary date or the date which is six months subsequent to each plan anniversary date. (Calendar Year = January 1 & July 1)

o All union and non-resident alien employees are excluded from participation.

o A MONEY PURCHASE PENSION PLAN REQUIRES A FIXED ANNUAL CONTRIBUTION FROM THE EMPLOYER STATED AS A PERCENTAGE OF EACH ELIGIBLE EMPLOYEE'S COMPENSATION (SECTION VI).

o The plan is not integrated with Social Security. If you choose to integrate your contribution, AIM will not compute the allocation.

o       Normal retirement age of 65.

o       No Loans and No Hardship Distributions are permitted.

o       No Life Insurance may be purchased by the plan

                MONEY PURCHASE PENSION PLAN ADOPTION AGREEMENT
                     SECTIONS TO BE COMPLETED BY EMPLOYER

The following sections must be completed by the employer.

Section II: Employer Data (Page 2) - Complete A through G. If applicable, Complete H and I. (Name, address, TIN, etc.)

Section VI:      Contributions - Must complete percentage under A(1).

Section IX:      Vesting - Choose the vesting schedule desired.

Section XV: Self Trusteed Plan - You must designate the trustee of this plan. Neither AIM nor Boston Safe Deposit & Trust Company will be the plan's trustee.

Section XVI: Employer Signature - Read the employer acknowledgment and execute this section.

Fidelity Bond -  Contact your insurance company regarding the purchase of a fidelity bond which will cover the plan and plan fiduciaries. The bond must be for at least $1,000 or an amount equal to 10% of the plan's assets not to exceed $500,000.

FAILURE TO PROPERLY COMPLETE THESE DOCUMENTS COULD RESULT IN DISQUALIFICATION OF YOUR PLAN AND LOSS OF TAX BENEFITS. DEADLINE: NEW PLANS MUST BE EXECUTED BY THE LAST DAY OF THE PLAN'S TAX YEAR (CALENDAR OR FISCAL).

PLAN ADMINISTRATION: NEITHER AIM DISTRIBUTIONS, NOR AIM FUND SERVICES WILL ACT AS THE PLAN ADMINISTRATOR. AIM WILL NOT REVIEW PLAN DOCUMENTS, COMPUTE CONTRIBUTION ALLOCATION, PROVIDE RECORD KEEPING SERVICES, PERFORM
DISCRIMINATION TEST, OR FILE FORM 5500. ALL ADMINISTRATIVE, TAX REPORTING AND ACCOUNTING FUNCTIONS ARE THE RESPONSIBILITY OF THE PLAN SPONSOR OR APPOINTED THIRD PARTY.

                   MONEY PURCHASE PENSION ADOPTION AGREEMENT
                 FOR PROTOTYPE PAIRED DEFINED CONTRIBUTION PLAN
                                #002 SPONSORED BY
                             AIM DISTRIBUTORS, INC.

                            ADOPTION AGREEMENT #002

This is the Adoption Agreement for paired defined contribution plan #002 of basic plan document #01, which is a combined prototype profit sharing/money purchase pension defined contribution plan. This adoption agreement may be adopted either singly or in combination with paired defined contribution plan #001, a prototype profit sharing plan.

Note: Before executing this Adoption Agreement, the Employer should consult with a tax advisor or attorney. Failure to properly complete this Adoption Agreement may result in Plan disqualification.

--------------------

The Employer hereby establishes a money purchase pension plan and a trust upon the respective terms and conditions contained in the prototype paired defined contribution plan (the "Plan") and the Trust Agreement annexed hereto and appoints as Trustee of such trust the person(s) who have executed this Adoption Agreement evidencing their acceptance of such appointment. The Plan, the Trust Agreement, and the Custody Agreement, if applicable, shall be supplemented and modified by the terms and conditions contained in this Adoption Agreement and shall be effective on the Effective Date.

The Sponsor will inform the Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan.

--------------------

I.   SPONSOR DATA

     A.   AIM DISTRIBUTORS, INC.
          ----------------------
          Name of Sponsor (or authorized representative)

     B.   11 GREENWAY PLAZA SUITE 1919
          ----------------------------
          Address

          HOUSTON, TX  77046
          ------------------
          City     State

     C.   (713) 347-1919
          --------------
          Telephone Number

--------------------

II.  EMPLOYER DATA

     A.
          ----------------------------------------------
          (Name of Employer and Employer Identification Number

     B.
          ----------------------------------------------
          Address


2.   C.   (   )
           --- ------------------------------------------
          Telephone Number
     D.
          -------------------------------
          Employer's Taxable Year End
     E.
          -------------------------------
          Plan Year End

     F.   The Employer is:    [ ] A corporate entity
                              [ ] A noncorporate entity
                              [ ] A corporation electing to be taxed under
                                  Subchapter S
     G.
          -----------------------
          Effective Date (should be first day of a Plan Year)

     H.   If this is an amendment of an existing plan, complete the following:

          -----------------------
          Effective Date of Amendment (should be first day of a Plan Year)

          -----------------------
          Name of Prior Plan

          -----------------------
          Effective Date of Prior Plan

     I.
          -----------------------
          Limitation Year, if different from E., above

----------------------

III. ELIGIBILITY

     A. Employee shall be eligible to participate in the Plan upon completion of the eligibility requirements (complete 1 and 2)(Plan section 3.1):

          1.   Years of Service.  The Employee must complete (check one box):

               [X]  One Year of Service

               [ ] ___ Years of Service. (You can require less than or more than one Year of Service, but not more than two (2). If you select more than one Year of Service, the Employee must be 100% vested once he becomes eligible, and you must select vesting schedule B in section IX of this Adoption Agreement. If the Year of Service is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service (Section IV, A of this Adoption Agreement) to receive credit for such fractional year.

          2.   Age. The Employee must attain age 21 (not greater than age 21).

     B. The following Employees will not be eligible to participate in the Plan (Plan section 3.1):

          [X] Union Employees. Employees included in a unit of employees covered by a collective bargaining agreement between the Employer and the Employee representatives (as defined in section 3.1(b)(i) of the Plan), if retirement benefits were the subject of good faith bargaining.

          [X] Nonresident Aliens. Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.

               For purposes of this section III, the term "Employee" includes all employees of this Employer or any employer aggregated with this Employer under sections 414(b),(c),(m) or (o) of the Code and individuals who are Leased Employees required to be considered Employees of any such employer under section 414 (n) or (o) of the Code.

--------------------

IV.  CREDITED SERVICE

     A. The Plan provides that a Year of Service requires at least 1,000 hours during any Plan Year. If a lower number of hours is desired, state the number here: 1,000 (Plan section 2.42).

     B. The Plan permits Hours of Service to be determined by the use of service equivalencies under one of the methods selected below (choose one method) (Plan section 2.19):

          1. [X] On the basis of actual hours of which an Employee is paid or entitled to payment.

          2. [ ] On the basis of days worked. An Employee will be credited with ten (10) Hours of Service if under section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

          3. [ ] On the basis of weeks worked. An Employee will be credited with forty-five (45) Hours of Service if under section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

          4. [ ] On the basis of semimonthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semimonthly payroll period.

                    - or -

          5. [ ] On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

     C. Service with a predecessor employer (choose 1 or 2)(Plan sections 3.3 and 8.5):

          1. [X] No credit will be given for service with a predecessor employer.

                    - or -

          2. [ ] Credit will be given for service with the following predecessor employer(s):

                    ---------------

          NOTE: The Plan provides that if this is a continuation of a predecessor plan, service under the predecessor plan must be counted.

--------------------------------

V.   COMPENSATION

     A.   Compensation (choose 1 or 2)(Plan section 2.7):

          1.   [ ]  shall include

                    - or -

          2.   [X]  shall not include

          Employer Contributions made pursuant to a salary reduction agreement which are not includable in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

     B. The effective date of the election in A. above shall be __________ (but not earlier than the first day of the first Plan Year beginning after 1986).

VI.  CONTRIBUTIONS

     A.   Formulas (choose 1 or 2)(Plan section 4.1.(a)):

          1.   [X]  Plan no integrated with Social Security

               The Employer will contribute ___% of compensation for each Participant (not less than 3% if the profit sharing Adoption Agreement is also adopted and, in any event, not more than 25%).

          2. [ ] Integrated Plan - The Employer will contribute an amount equal to ___% (base contribution percentage, not less than 3) of each Participant's Compensation (as defined in section 2.7 of the Plan) for the Plan Year, up to the Integration Level plus ___% (not less than 3% and not to exceed the base contribution percentage by more than the lesser of: (1) the base contribution percentage, or (2) the Maximum Disparity Rate of such Participant's Compensation in excess of the Integration Level.

               a.   [ ]  Taxable Wage Base.  (The maximum amount considered as wages for such year under section 3121(a)(1) of the Internal Revenue Code (the Social Security taxable wage base) as of the beginning of the Plan Year).

                         -or-

               b.   [ ]  $_________(a dollar amount not to exceed the Taxable
                         Wage Base).

                         -or-

               c.   [ ]  ______% of the Taxable Wage Base (not to exceed 100%).

               NOTE: If you maintain any other plan in addition to this Plan, only one plan may be integrated with Social Security.

B.   Forfeitures for a given Plan Year (choose 1 or 2)(Plan section 5.3(a)):

     1. [ ] Shall be applied to reduce the Employer Contribution in that year, or if in excess of the Employer Contribution for such Plan Year, the excess amounts shall be used to reduce the Employer Contribution in the next succeeding Plan Year or Years.

               -or-

     2. [ ] Shall be added to the Employer Contribution and allocated accordingly.


C.   Contribution Eligibility (Plan section 4.1(c)):

     The Plan provides that all Participants will share in Employer Contributions for the Plan Year, except the following (if elected):

     [X] Participants who terminate employment during the Plan Year with not more than 500 Hours of Service and who are not Employees as of the last day of the Plan Year (other than Participants who die, retire or become Totally and Permanently Disabled).

     If a fewer number of hours than 500 is desired, state the number here:____.

------------------------------

VII. DISTRIBUTIONS

     A.   Normal Retirement Age is (choose 1 or 2 )(Plan section 2.26):

          1.   [X]  The date a Participant reaches age 65
                    (not more than 65 or less than 55.) If no age is indicated, normal retirement age shall be 65.

                    -or-

          2.   []   The later of age ______ (not more than 65) or the ______
                    (not more than 5th) anniversary of the day the Participant commenced participation in the Plan. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

     B.   Early Retirement (choose 1 or 2)(Plan section 2.10):

          1.   []   Early Retirement Date is the first day of the month
                    coincident with or next following the date upon which a Participant reaches age 55 (not less than 55) and completes
                    5 years of service (not more than 15)

                    -or-

          2.   [X]  Early Retirement will not be permitted under the Plan.

------------------------------

VIII. OPTIONAL FEATURES

     A.   Loans (choose 1 or 2)(Plan ARTICLE 13):

          1.   []   The Plan permits loans to Participants.

               -or-

          2.   [X]  The Plan does not permit loans to Participants.

          NOTE: The Plan may not permit loans to Owner-Employees of noncorporate entities or to Shareholder-Employees of subchapter S corporations. If Plan loans are permitted, the Trustee designated in section XV of this Adoption Agreement may not be the Sponsor's designated Trustee.]

     B.   Insurance (choose 1 or 2)(Plan ARTICLE 14):

          1.   [    The Plan permits Participants to designate a portion of
                    their Account to purchase life insurance contracts. (MUST
                    NOT be selected if Sponsor's designated trustee is appointed as Trustee).

                    The percentage of the Employer Contributions which may be applied to purchase life insurance contracts shall be equal to ___%.

                    -or-

          2. [X] The Plan does not permit Participants to designate a portion of their Account to purchase life insurance contracts.

          NOTE: Section 14.5 of the Plan provides certain limits on the amount of Employer contributions that can be applied to purchase life insurance contracts.

------------------------

IX.  VESTING

     Employer Contributions will become vested if the Participant terminates employment for any reasons other than retirement, death, or disability pursuant to the following schedule (chosen A, B, C or D) Plan section 8.3):

     A.   [ ]  Years of
               Service Vested Percentage
               -------------------------

               1 year                0%
               2 years              20%
               3 years              40%
               4 years              60%
               5 years              80%
               6 or more years     100%

     B. [ ] 100% vesting immediately after satisfaction of the eligibility requirements.

     NOTE: If a service requirement greater than one year is chosen for eligibility in section III.A.1. of this Adoption Agreement, vesting schedule B must be chosen).

     C.   [ ]  100% vesting after ____ years of service (not to exceed three).

               - or -

     D.   [ ]  Years of
               Service Vested Percentage
               -------------------------
               1 year      ___%
               2 years     ___%(not less than 20)
               3 years     ___%(not less than 40)
               4 years     ___%(not less than 60)
               5 years     ___%(not less than 80)
               6 years     ___%(not less than 100)

------------------------

X.   INVESTMENT CHOICES

     A. [X] Investment of Trust assets may be selected only from Shares or other investments offered by the Sponsor.

     B. [ ] ___% of the Trust assets must be invested in Shares or other investments offered by the Sponsor with the remainder in such other investments as may be acceptable within the discretion of the Trustee.]

     C. [ ] 50% of the Trust assets must be invested in Shares or other investments offered by the Sponsor with the remainder in such other investments as may be acceptable within the discretion of the Trustee.]

     D. [ ] 25% of the Trust assets must be invested in Shares or other investments offered by the Sponsor with the remainder in such other investments as may be acceptable within the discretion of the Trustee.]

               The Sponsor may impose additional limitations relating to the type of permissible investments in the Trust (Plan section 7.3).

------------------------------
XI.    INVESTMENT AUTHORITY

       Contributions to the Plan shall be invested by the Trustee in accordance with instructions of the Employer or Plan Administrator except that (choose [A], [B] or [C])] (Plan section 7.2):

       A. [ ] No exceptions; the Employer or Plan Administrator shall make all investment selections.

       B. [ ] The Employer delegates all investment responsibility to the Trustee. (MUST NOT be selected if Sponsor's designated trustee is appointed as Trustee.)]

                 -or-

       C.   [X]  Each Participant [ ] may, [X] shall direct that:

            1.   [ ]  Amounts voluntarily contributed by such Participant
                      pursuant to section 4.3 of the Plan rollover contributions pursuant to section 4.4 of the Plan, and direct transfers pursuant to section 4.5 of the Plan, if any,

                      -and/or-

            2.   [X]  Employer Contributions on the Participant's behalf shall be invested in specified investments offered by the Sponsor. Participants may make or change such directions by giving written notice to the Plan Administrator. Reasonable restrictions may be imposed on this privilege by the Plan Administrator or the Sponsor for purposes of administrative convenience.


------------------------------
XII.    TOP-HEAVY PROVISIONS

        Participants who are eligible to receive the minimum allocation provided by section 5.2 of the Plan shall receive a minimum contribution under this Plan equal to 3% of Compensation, or if lesser, the largest percentage of Compensation allocated on behalf of any Key Employee for the Plan Year under this Plan and paired defined contribution plan #001.

        NOTE: If the Participant also participates in paired defined contribution plan #001 (the profit sharing plan), the required minimum contribution must be made under this Plan, even if the integrated plan combination formula is selected.

------------------------------
XIII.   ALLOCATION LIMITATIONS

        COMPLETED THIS SECTION ONLY IF YOU MAINTAIN OR EVER MAINTAINED ANOTHER QUALIFIED PLAN (OTHER THAN PAIRED PLAN #001) IN WHICH ANY PARTICIPANT IN THIS PLAN IS (OR WAS) A PARTICIPANT OR COULD BECOME A PARTICIPANT. THIS SECTION MUST ALSO BE COMPLETED IF THE EMPLOYER MAINTAINS A WELFARE BENEFIT FUND, AS DEFINED IN SECTION 419(e) OF THE CODE, OR AN INDIVIDUAL MEDICAL ACCOUNT, AS DEFINED IN SECTION 415(1)(2) OF THE CODE, UNDER WHICH AMOUNTS ARE TREATED AS ANNUAL ADDITIONS WITH RESPECT TO ANY PARTICIPANT IN THIS PLAN.

        A. If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan (choose either 1 or 2)(Plan section 6.3):

               1.   [ ]  The provisions of section 6.2 will apply as if the
                         other plan were a master or prototype plan.

                              -or-

                2.   [ ]  (On an attachment, provide the method under which the plans will limit total annual additions to the permissible amount, and will properly reduce any excess amounts, in a manner that precludes
                          Employer discretion).

          B. If the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer attach an explanation of the method under which the plan involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

------------------------------
XIV.      ADMINISTRATION

          A. The Plan Administrator of the Plan will be (choose [1], [2], [3] or [4]) (Plan sections 2.30 and 15.4):

               1.   [ ]  The Trustee

          NOTE: If the Trustee designated in section XV of this Adoption Agreement is the Sponsor's designated Trustee, it may be appointed as Plan Administrator.

                         -or-

               2.   [X]  The Employer

                         -or-

               3.   [ ]  An individual Plan Administrator designated by the
                         Employer


                         --------------------------------------------------
                         Name

                         --------------------------------------------------
                         Address

                         --------------------------------------------------

                         -or-

               4.   [ ]  A committee of two or more Employees designated by the
                         Employer:

                         --------------------------------------------------
                         Name & Title

                         --------------------------------------------------
                         Signature

                         --------------------------------------------------
                         Name & Title

                         --------------------------------------------------
                         Signature

                         --------------------------------------------------
                         Name & Title

                         --------------------------------------------------

                                   [Signature]

     NOTE: If no Plan Administrator has been designated or serving at any time, the Employer will be deemed the Plan Administrator (Plan section 15.4).

B. The Plan Administrator (including all members of a committee, if a committee is named) is a Named Fiduciary for the Plan. If other persons are also to be Named Fiduciaries, their names and addresses are:

     Name:
          -----------------------------------

     Address:
             --------------------------------

     ----------------------------------------

     Name:
          -----------------------------------

     Address:
             --------------------------------

     ----------------------------------------



     Name:
          -----------------------------------

     Address:
             --------------------------------

     ----------------------------------------

C. The Named Fiduciaries have all of the powers set forth in the Plan. If any powers or duties are to be allocated among them, or delegated to third parties, indicate below what the powers or duties are and to whom they are to be delegated (Plan section 15.3):

     ----------------------------------------

     ----------------------------------------

     ----------------------------------------

     ----------------------------------------

***************************

XV.  THE TRUSTEE

     A. The Employer hereby appoints the following to serve as Trustee (Plan section 2.39):

     Name:
          ------------------------------------

     Address:
            ----------------------------------

      ----------------------------------------



     Dated:
           ----------------   ----------------------
                              (Signature of) Trustee


     Name:
               ------------------------------

     Address:
            ------------------------------------


     -------------------------------------------

     Dated:
           -------------- ----------------------
                          (Signature of) Trustee


     Name:
          --------------------------------------

     Address:
             -----------------------------------

     -------------------------------------------

     Dated:
           -------------- ----------------------
                          (Signature of Trustee)


B. The Employer hereby appoints the Sponsor's designated trustee(s) to serve as Trustee(s):

     Name:
          -------------------------------------

     Address:
            ------------------------------------

      -----------------------------------------


     Dated:
          --------------- -----------------------
                          (Signature of Trustee)

      Name:
          ----------------------------------------

     Address:
            --------------------------------------

      --------------------------------------------

     Dated:
          --------------- ------------------------
                          (Signature of Trustee)


     Name:
          ----------------------------------------

     Address:
            --------------------------------------

      --------------------------------------------

     Dated:
          --------------- ------------------------
                          (Signature of Trustee)

********************************

XVI. EMPLOYER SIGNATURE

     The Employer acknowledges receipt of the current prospectus of the investment companies designated by the Employer for its initial investments under the Plan and represents that it has delivered a copy thereof to each Participant in the Plan, and that it will deliver to each Participant making contributions and each new Participant, a copy of the then current prospectus of such investment companies. The Employer further represents that the information in this Adoption Agreement shall become effective only when approved and countersigned by the Trustee. The right to reject this Adoption Agreement for any reason is reserved.

     This Adoption Agreement must be used only in conjunction with basic plan document #01.

     NOTE: An Employer who has ever maintained or who later adopts any plan
          (including a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees, as defined in section 419A(d)(3) of the Code, or an individual medical account as defined in section 415(l)(2) of the Code), in addition to this Plan (other than paired plan #001), may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that the plans are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

               This Adoption Agreement consists of 17 pages.

               IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its duly authorized officers this _ day of ________________.



                                       --------------------------------
                                       (Name of Employer)



                                    By:
                                       --------------------------------
                                       (Name & Title)

Date:
     ------------------

                   MONEY PURCHASE PENSION AND PROFIT SHARING
                              PLAN BASIC DOCUMENT

                                AMENDMENT TO THE
                          INVESTMENT COMPANY INSTITUTE
            PROTOTYPE MONEY PURCHASE PENSION AND PROFIT SHARING PLAN
                               BASIC DOCUMENT #01

                                     FIRST

          The Plan is hereby amended by the word-for-word adoption of the model language contained in Revenue Procedure 93-12, for distributions made on or after January 1, 1993, as follows:

     Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this provision, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     Definitions

          (a) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

          (c) Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

          (d) Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                     SECOND

The Plan is hereby amended by the word-for-word adoption of the model language contained in Revenue Procedure 94-13 as follows:

In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan
Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 Annual Compensation Limit. The OBRA '93 Annual Compensation Limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determine ("Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the OBRA '93 Annual Compensation Limit will be multiplied by a fraction, the numerator of which is the number of months in the Determination period, and the denominator of which is 12.

For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 Annual Compensation Limit set forth in this provision.

If Compensation for any prior Determination Period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior Determination Period is subject to the OBRA '93 Annual Compensation Limit in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 Annual Compensation Limit is $150,000.

                           MONEY PURCHASE PENSION AND
                               PROFIT SHARING PLAN

                                  PLAN DOCUMENT

                        PROTOTYPE MONEY PURCHASE PENSION
                             AND PROFIT SHARING PLAN
                                TABLE OF CONTENTS


   Section                                                                                   Page
   -------                                                                                   ----
                                    ARTICLE 1
                                     GENERAL

   1.1    Purpose ......................................................................        5
   1.2    Trust ........................................................................        5

                                    ARTICLE 2
                                   DEFINITIONS

   2.1    Account ......................................................................        5
   2.2    Adoption Agreement ...........................................................        5
   2.3    Affiliated Employers .........................................................        5
   2.4    Beneficiary ...................................................................       5
   2.5    Break in Service .............................................................        5
   2.6    Code .........................................................................        5
   2.7    Compensation .................................................................        5
   2.8    Custodian ....................................................................        5
   2.9    Determination Date ...........................................................        5
   2.10   Early Retirement Date .........................................................       5
   2.11   Earned Income ................................................................        6
   2.12   Effective Date ...............................................................        6
   2.13   Eligibility Computation Period ...............................................        6
   2.14   Employee .....................................................................        6
   2.15   Employer .....................................................................        6
   2.16   Employer Contributions .......................................................        6
   2.17   Entry Dates ..................................................................        6
   2.18   ERISA ........................................................................        6
   2.19   Hour of Service ..............................................................        6
   2.20   Integration Level ............................................................        7
   2.21   Key Employee .................................................................        7
   2.22   Leased Employee ..............................................................        7
   2.23   Maximum Disparity Rate .......................................................        8
   2.24   Maximum Profit Sharing Disparity Rate ........................................        8
   2.25   Non-Key Employee .............................................................        8
   2.26   Normal Retirement Age ........................................................        8
   2.27   Owner-Employee ...............................................................        8
   2.28   Participant ..................................................................        8
   2.29   Plan .........................................................................        8
   2.30   Plan Administrator ...........................................................        8
   2.31   Plan Year ....................................................................        8
   2.32   Self-Employed Individuals ....................................................        8
   2.33   Shares .......................................................................        8
   2.34   Sponsor ......................................................................        9
   2.35   Taxable Wage Base ............................................................        9
   2.36   Total and Permanent Disability................................................        9
   2.37   Trust ........................................................................        9
   2.38   Trust Agreement ..............................................................        9
   2.39   Trustee ......................................................................        9
   2.40   Valuation Date ...............................................................        9
   2.41   Vesting Computation Period ...................................................        9
   2.42   Year of Service ...............................................................       9

                                    ARTICLE 3
                        ELIGIBILITY AND YEARS OF SERVICE

   3.1    Eligibility Requirement ......................................................        9
   3.2    Participation and Service Upon Reemployment ..................................        9
   3.3    Predecessor Employers ........................................................        9

                                    ARTICLE 4
                                  CONTRIBUTIONS

   4.1    Employer Contributions .......................................................        9
   4.2    Payment ......................................................................       10
   4.3    Nondeductible Voluntary Contributions by Participants.........................       10
   4.4    Rollovers.....................................................................       10



   4.5    Direct Transfers ............................................................       10

                                    ARTICLE 5
                                   ALLOCATIONS

   5.1    Individual Accounts .........................................................       10
   5.2    Minimum Allocation ..........................................................       11
   5.3    Allocation of Employer Contributions and Forfeitures ........................       11
   5.4    Coordination of Social Security Integration .................................       12
   5.5    Withdrawals and Distributions ...............................................       12
   5.6    Determination of Value of Trust Fund and of Net Earnings or Losses ..........       12
   5.7    Allocation of Net Earnings or Losses ........................................       12
   5.8    Responsibilities of the Plan Administrator ..................................       13

                                    ARTICLE 6
                           LIMITATIONS ON ALLOCATIONS

   6.1    Employers Who Do Not Maintain Other Qualified Plans .........................       13
   6.2    Employers Who Maintain Other Qualified Master
          or Prototype Defined Contribution Plans .....................................       13
   6.3    Employers Who, In Addition to This Plan, Maintain Other Qualified Plans
          Which are Defined Contribution Plans Other Than Master or Prototype Plans ...       14
   6.4    Employers, Who In Addition To This Plan,
          Maintain A Qualified Defined Benefit Plan ...................................       14
   6.5    Definitions .................................................................       14

                                    ARTICLE 7
                                   TRUST FUND

   7.1    Receipt of Contributions by Trustee .........................................       16
   7.2    Investment Responsibility ...................................................       16
   7.3    Investment Limitations ......................................................       16

                                    ARTICLE 8
                                     VESTING

   8.1    Nondeductible Voluntary Contributions and Earnings ..........................       16
   8.2    Rollovers, Transfers and Earnings ...........................................       16
   8.3    Employer Contributions and Earnings .........................................       16
   8.4    Amendments to Vesting Schedule ..............................................       17
   8.5    Determination of Years of Service ...........................................       17
   8.6    Forfeiture of Nonvested Amounts .............................................       17
   8.7    Reinstatement of Benefit.....................................................       18

                                    ARTICLE 9
                     JOINT AND SURVIVOR ANNUITY REQUIREMENTS

   9.1    General......................................................................       18
   9.2    Qualified Joint and Survivor Annuity ........................................       18
   9.3    Qualified Preretirement Survivor Annuity ....................................       18
   9.4    Definitions..................................................................       18
   9.5    Notice Requirements .........................................................       19
   9.6    Safe Harbor Rules ...........................................................       19
   9.7    Transitional Rules ..........................................................       20

                                   ARTICLE 10
                             DISTRIBUTION PROVISIONS

  10.1    Vesting on Distribution Before Break In Service .............................       21
  10.2    Restrictions on Immediate Distributions .....................................       21
  10.3    Commencement of Benefits ....................................................       21
  10.4    Early Retirement With Age and Service Requirement ...........................       22
  10.5    Nontransferability of Annuities .............................................       22
  10.6    Conflicts With Annuity Contracts ............................................       22

                                   ARTICLE 11
                        TIMING AND MODES OF DISTRIBUTION

  11.1    General Rules ...............................................................       22
  11.2    Required Beginning Date .....................................................       22
  11.3    Limits on Distribution Periods ..............................................       22
  11.4    Determination of Amount to be Distributed Each Year .........................       22



  11.5    Death Distribution Provisions ...............................................        22
  11.6    Designation of Beneficiary ...................................................       23
  11.7    Definitions .................................................................        23
  11.8    Transitional Rules ..........................................................        24
  11.9    Optional Forms of Benefit ...................................................        25

                                   ARTICLE 12
                                   WITHDRAWALS

  12.1    Withdrawal of Nondeductible Voluntary Contributions .........................       25
  12.2    Hardship Withdrawals ........................................................       25
  12.3    Manner of Making Withdrawals ................................................       25
  I2.4    Limitations on Withdrawals ..................................................       26

                                   ARTICLE 13
                                      LOANS

  13.1    General Provisions...........................................................       26
  13.2    Administration of Loan Program...............................................       26
  13.3    Amount of Loan...............................................................       26
  13.4    Manner of Making Loans.......................................................       26
  13.5    Terms of Loan................................................................       27
  13.6    Security for Loan............................................................       27
  13.7    Segregated Investment........................................................       27
  13.8    Repayment of Loan............................................................       27
  13.9    Default on Loan..............................................................       27
  13.10   Unpaid Amounts...............................................................       27

                                   ARTICLE 14
                                    INSURANCE

  14.1    Insurance ...................................................................       27
  14.2    Policies ....................................................................       27
  14.3    Beneficiary .................................................................       27
  14.4    Payment of Premiums .........................................................       28
  14.5    Limitation on Insurance Premiums ............................................       28
  14.6    Insurance Company ...........................................................       28
  14.7    Distribution of Policies ....................................................       28
  14.8    Policy Features .............................................................       29
  14.9    Changed Conditions ..........................................................       29
  14.10   Conflicts ...................................................................       29

                                   ARTICLE 15
                                 ADMINISTRATION

  15.1    Duties and Responsibilities of Fiduciaries;
          Allocation of Fiduciary Responsibility ......................................       29
  15.2    Powers and Responsibilities of the Plan Administrator .......................       29
  15.3    Allocation of Duties and Responsibilities ...................................       30
  15.4    Appointment of the Plan Administrator .......................................       30
  15.5    Expenses ....................................................................       30
  15.6    Liabilities .................................................................       30
  15.7    Claims Procedure ............................................................       30

                                   ARTICLE 16
                        AMENDMENT, TERMINATION AND MERGER

  16.1    Sponsor's Power to Amend.....................................................       31
  16.2    Amendment by Adopting Employer...............................................
  16.3    Vesting Upon Plan Termination................................................       31
  16.4    Vesting Upon Complete Discontinuance of Contributions........................       31
  16.5    Maintenance of Benefits Upon Merger..........................................       31
  16.6    Special Amendments...........................................................       31

                                   ARTICLE 17
                                  MISCELLANEOUS

  17.1    Exclusive Benefit of Participants and Beneficiaries .........................       31
  17.2    Nonguarantee of Employment...................................................       32
  17.3    Rights to Trust Assets.......................................................       32
  17.4    Nonalienation of Benefits....................................................       32
  17.5    Aggregation Rules............................................................       32
  17.6    Failure of Qualification.....................................................       32
  17.7    Applicable Law...............................................................       32

                                    ARTICLE 1
                                     GENERAL

     1.1 PURPOSE. The Employer hereby establishes this Plan to provide retirement, death and disability benefits for eligible employees and their Beneficiaries. This Plan is a standardized prototype paired defined contribution plan and is designed to permit adoption of profit sharing provisions, money purchase pension provisions, or both. The provisions herein and the selections made by the Employer by execution of the money purchase pension or profit sharing Adoption Agreement or Agreements, shall constitute the Plan. It is intended that the Plan and Trust qualify under sections 401 and 501 of the Internal Revenue Code of 1986, as amended and with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     1.2 TRUST. The Employer has simultaneously adopted a Trust authorizing a Trustee to receive, invest, and distribute funds in accordance with the Plan.

                                   ARTICLE 2
                                  DEFINITIONS

     2.1 ACCOUNT. The aggregate of the individual bookkeeping subaccounts established for each Participant, as provided in section 5.1.

     2.2 ADOPTION AGREEMENT. The written agreement or agreements of the Employer and the Trustee by which the Employer establishes this Plan and adopts the Trust Agreement forming a part hereof, as the same may be amended from time to time. The Adoption Agreement contains all the options that may be selected by the Employer. The information set forth in the Adoption Agreement executed by the Employer shall be deemed to be a part of this Plan as if set forth in full herein.

     2.3 AFFILIATED EMPLOYERS. The Employer and any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Employer, any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the
Code) with the Employer, or any service organization (whether or not incorporated) which is a member of an affiliated service group (as defined in sections 414(m) and (o) of the Code) which includes the Employer.

     2.4 BENEFICIARY. The person or persons (natural or otherwise) designated by a Participant in accordance with section 11.6 to receive any undistributed amounts credited to the Participant's Account under the Plan at the time of the Participant's death.

     2.5 BREAK IN SERVICE. An Eligibility Computation Period or Vesting Computation Period in which an Employee fails to complete more than five hundred
(500) Hours of Service.

     2.6 CODE. The Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     2.7  COMPENSATION.

          (a) Compensation will mean all of each Participant's W-2 earnings. For purposes of determining allocations under Section 5.3, only Compensation while the Employee is a Participant shall be converted.

          (b) For any self-employed individual covered under the Plan, Compensation will mean Earned Income.

          (c) Compensation shall include only that Compensation that is actually paid to the Participant during the Plan Year.

          (d) Notwithstanding the above, if elected by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under sections 125, 402(e)(3), 402(h) or 403(b) of the Code. The effective date of this subsection shall be elected by the Employer in the Adoption Agreement.

          (e) The annual Compensation of each Participant taken into account under the Plan for any year shall not exceed one hundred fifty thousand dollars ($150,000), as adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules, the limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the Integration Level to the extent this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation. The effective date of this subsection shall be the first Plan Year beginning on or after January 1, 1989.

     2.8  CUSTODIAN. The custodian, if any, designated in the Adoption
Agreement.

     2.9 DETERMINATION DATE. With respect to any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that Plan Year.

     2.10 EARLY RETIREMENT DATE. The first day of the month coincident with or next following the date upon which the Participant satisfies the early retirement age and service requirements in the Adoption Agreement; provided, however, such requirements may not be less than age fifty-five (55), nor more than fifteen (15) Years of Service.

     2.11 EARNED INCOME. The net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions to a qualified plan to the extent deductible under section 404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the Employer by section 164(f) of the Code for taxable years beginning after December 31, 1989.

     2.12 EFFECTIVE DATE. The first day of the first Plan Year for which the Plan is effective as specified in the Adoption Agreement.

     2.13 ELIGIBILITY COMPUTATION PERIOD. For purposes of determining Years of Service and Breaks in Service for eligibility to participate, the initial Eligibility Computation Period shall be the twelve (12) consecutive month period beginning with the day the Employee first performs an Hour of Service for the Employer (employment commencement date). The succeeding twelve (12) consecutive month periods commence with the first and each following anniversary of the Employee's employment commencement date.

     2.14 EMPLOYEE. Any person, including a Self-Employed Individual, who is employed by the Employer maintaining the Plan or any other employer required to be aggregated with such Employer under sections 414(b),(c),(m) or (o) of the Code. The term "Employee" shall also include any Leased Employee deemed to be an Employee of any Employer described above as provided in sections 414(n) or (o) of the Code.

     2.15 EMPLOYER. The corporation, proprietorship, partnership or other organization that adopts the Plan by execution of an Adoption Agreement.

     2.16 EMPLOYER CONTRIBUTIONS. The contribution of the Employer to the Plan and Trust as set forth in section 4.1 and the Adoption Agreement.

     2.17 ENTRY DATES. The Effective Date shall be the first Entry Date. Thereafter, the Entry Dates shall be the first day of each Plan Year and the first day of the seventh month of each Plan Year.

     2.18 ERISA. The Employee Retirement Income Security Act of 1974, as amended.

     2.19 HOUR OF SERVICE.

          (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee only for the computation period or periods in which the duties are performed; and

          (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than five hundred one
(501) Hours of Service shall be credited under this paragraph to an Employee on account of any single, continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor regulations which are incorporated herein by this reference.

          (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

          (d) Solely for purposes of determining whether an Employee has a Break in Service, Hours of Service shall also include an uncompensated authorized leave of absence not in excess of two (2) years, or military leave while the Employee's reemployment rights are protected by law or such additional or other periods as granted by the Employer as military leave (credited on the basis of forty (40) Hours of Service per each week or eight (8) Hours of Service per working day), provided the Employee returns to employment at the end of his leave of absence or within ninety (90) days of the end of his military leave, whichever is applicable.

          (e) Hours of Service will be credited for employment with other members of an affiliated service group (under section 414(m)), a controlled group of corporations (under section 414(b)), or a group of trades or businesses under common control (under section 414(c)) of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to section 414(o) and the regulations thereunder. Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under section 414(n) or section 414(o) and the regulations thereunder.

          (f) Solely for purposes of determining whether an Employee has a Break in Service, Hours of Service shall also include absence from work for maternity or paternity reasons, if the absence begins on or after the first day of the first Plan Year beginning after 1984. During this absence, the Employee shall be credited with the Hours of Service which would have been credited but for the absence, or, if such hours cannot be determined with eight (8) hours per day.
An absence from work for maternity or paternity reasons means an absence:

              (i) by reason of the pregnancy of an Employee;

              (ii) by reason of the birth of a child of the Employee;

                          (iii) by reason of the placement of a child with the Employee in connection with adoption; or

                          (iv) for purposes of caring for such a child for a period immediately following such birth or placement.

These Hours of Service shall be credited in the computation period following the computation period in which the absence begins, except as necessary to prevent a Break in Service in the computation period in which the absence begins. However, no more than five hundred one (501) Hours of Service will be credited for purposes of any such maternity or paternity absence from work.

                 (g) The Employer may elect to compute Hours of Service by the use of one of the service equivalencies in the Adoption Agreement. Only one method may be selected. If selected, the service equivalency must be applied to all Employees covered under the Plan.

                 (h) If the Employer amends the method of crediting service from the elapsed time method described in section 1.410 (a)-7 of the Treasury regulations to the Hours of Service computation method by the adoption of this Plan, or an Employee transfers from a plan under which service is determined on the basis of elapsed time, the following rules shall apply for purposes of determining the Employee's service under this Plan up to the time of amendment or transfer:

                          (i)     the Employee shall receive credit, as of the
date of amendment or transfer, for a number of Years of Service equal to the number of one (1) year periods of service credited to the Employee as of the date of the amendment or transfer; and

                          (ii)    the Employee shall receive credit in the
applicable computation period which includes the date of amendment or transfer, for a number of Hours of Service determined by applying the weekly service equivalency specified in paragraph (g) to any fractional part of a year credited to the Employee under this paragraph (h) as of the date of amendment or transfer. The use of the weekly service equivalency shall apply to all Employees who formerly were credited with service under the elapsed time method.

         2.20 INTEGRATION LEVEL. The Taxable Wage Base or such lesser amount elected by the Employer in the Adoption Agreement.

         2.21    KEY EMPLOYEE.

                 (a) Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual Compensation exceeds fifty percent (50%) of the dollar limitation under section 415(b)(1)(A) of the Code; an owner (or considered an owner under section 318 of the Code) of one of the ten (10) largest interests in the Employer if such individual's Compensation exceeds one hundred percent (100%) of the dollar limitation under section 415(c)(1)(A) of the Code; a Five Percent (5%) Owner of the Employer; or a one percent (1%) owner of the Employer who has annual Compensation of more than one hundred fifty thousand dollars ($150,000).

                 (b) For purposes of this section, annual Compensation means compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

                 (c) For purposes of this section, determination period is the Plan Year containing the Determination Date and the four (4) preceding Plan Years.

         2.22    LEASED EMPLOYEE.

                 (a) Any person (other than an Employee of any of the Affiliated Employers) who, pursuant to an agreement between any of the Affiliated Employers and any other person ("leasing organization"), has performed service for any of the Affiliated Employers (or for any of the Affiliated Employers and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year and such services are of a type historically performed by employees in the Affiliated Employer's business field. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Affiliated Employer shall be treated as provided by the Affiliated Employer.

                 (b) A Leased Employee shall not be considered an Employee of an Affiliated Employer if:

                         (i)     such employee is covered by a money purchase
pension plan providing:

                                  (1)      a nonintegrated employer
contribution rate of at least ten percent (10%) of compensation (as defined in section 415(c)(3) of the Code), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under sections 125, 402(a)(8), 402(h) or 403(b) of the Code;

                                  (2)      immediate participation; and

                                  (3)      full and immediate vesting.
                                           and

                          (ii) Leased Employee's do not constitute more than twenty percent (20%) of the Affiliated Employees non-Highly-Compensated workforce.

                          (c) The determination of whether a person is a Leased Employee will be made pursuant to section 414(n) of the Code.

         2.23    MAXIMUM DISPARITY RATE.  The lesser of.

                 (a)      five and seven-tenths percent (5.7%);

                 (b) the applicable percentage determined in accordance with the table below:

                          if the Integration Level is

                                                                    The Applicable
More Than                 But Not More Than                         Percentage Is:
---------                 -----------------                         --------------
$0                        X *                                       5.7%
X of TWB                  80% Of TWB                                4.3%
80% of TWB                Y **                                      5.4%

*        X = the greater of $10,000 or 20% of the Taxable Wage Base.

**       Y = any amount more then 80% of the Taxable Wage Base but less than
100% of the Taxable Wage Base.

"TWB" means the Taxable Wage Base.

If the Integration Level used is equal to the Taxable Wage Base, the applicable percentage is five and seven-tenths percent (5.7%).

         2.24    MAXIMUM PROFIT SHARING DISPARITY RATE.  The lesser of:

                 (a)      two and seven-tenths percent (2.7%);

                 (b) the applicable percentage determined in accordance with the table below:

                          If the Integration Level is

                                                                    The Applicable
More Than                 But Not More than                         Percentage Is:
---------                 -----------------                         --------------
$0                        X *                                       2.7%
X of TWB                  80% of TWB                                1.3%
80% of TWB                Y **                                      2.4%

*        X = the greater of $10,000 or 20% of the Taxable Wage Base.

**       Y = any amount more than 80% of the Taxable Wage Base but less than
100 of the Taxable Wage Base.

"TWB" means the Taxable Wage Base.

If the Integration Level used is equal to the Taxable Wage Base, the applicable percentage is two and seven-tenths percent (2.7%).

         2.25 NON-KEY EMPLOYEE. Any Employee or former Employee who is not a Key Employee. In addition, any Beneficiary of a Non-Key Employee shall be treated as a Non-Key Employee.

         2.26 NORMAL RETIREMENT AGE. The age selected in the Adoption Agreement, but not less than age fifty-five (55). If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Adoption Agreement.

         2.27 OWNER-EMPLOYEE. An individual who is a sole proprietor, or who is a partner owning more than ten percent (10%) of either the capital or profits interest of a partnership.

         2.28 PARTICIPANT. A person who has met the eligibility requirements of section 3.1 and whose Account hereunder has been neither completely forfeited nor completely distributed.

         2.29 PLAN. The prototype paired defined contribution profit sharing and money purchase pension plan provided under this basic plan document. References to the Plan shall refer to the profit sharing provisions, the money purchase pension provisions, or both, as the context may require.

         2.30 PLAN ADMINISTRATOR. The person, persons or entity appointed by the Employer pursuant to ARTICLE 15 to manage and administer the Plan.

         2.31 PLAN YEAR. The twelve (12) consecutive month period designated by the Employer in the Adoption Agreement.

         2.32 SELF-EMPLOYED INDIVIDUAL. An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established, or an individual who would have had Earned Income for the taxable year but for the fact that the trade or business had no net profits for the taxable year.

         2.33 SHARES. Shares of stock in any regulated investment company registered under the Investment Company Act of 1940 that are made available for investment purposes as an investment option under this Plan.

         2.34 SPONSOR. The sponsor designated in the Adoption Agreement which has made this Plan available to the Employer.

         2.35 TAXABLE WAGE BASE. The maximum amount of earnings which may be considered wages for a year under section 3121(a)(1) of the Code in effect as of the beginning of the Plan Year.

         2.36 TOTAL AND PERMANENT DISABILITY. The inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, which condition, in the opinion of a physician chosen by the Plan Administrator, can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         2.37 TRUST. The fund maintained by the Trustee for the investment of Plan assets in accordance with the terms and conditions of the Trust Agreement.

         2.38 TRUST AGREEMENT. The agreement between the Employer and the Trustee under which the assets of the Plan are held, administered, and managed. The provisions of the Trust Agreement shall be considered an integral part of this Plan as if set forth fully herein.

         2.39 TRUSTEE. The individual or corporate Trustee or Trustees under the Trust Agreement as they may be constituted from time to time.

         2.40 VALUATION DATE. The last day of each Plan Year and such other dates as may be determined by the Plan Administrator, as provided in section
5.6 for valuing the Trust assets.

         2.41    VESTING COMPUTATION PERIOD.  The Plan Year.

         2.42 YEAR OF SERVICE. An Eligible Computation Period, Vesting Computation Period, or Plan Year, whichever is applicable, during which an Employee has completed at least one thousand (1,000) Hours of Service (whether or not continuous). The Employer may, in the Adoption Agreement, specify a fewer number of hours.

                                   ARTICLE 3
                        ELIGIBILITY AND YEARS OF SERVICE

         3.1     ELIGIBILITY REQUIREMENTS.

                 (a) Each Employee of the Affiliated Employers shall become a Participant in the Plan as of the first Entry Date after the date on which the Employee has satisfied the minimum age and service requirements specified in the Adoption Agreement.

                 (b) The Employer may elect in the Adoption Agreement to exclude from participation:

                          (i)     Employees included in a unit of employees
covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining. For this purpose, the term "Employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer; and

                          (ii)    nonresident aliens who receive no earned
income from the Employer which constitutes income from sources within the United States.

         3.2 PARTICIPATION AND SERVICE UPON REEMPLOYMENT. Upon the reemployment of any Employee, the following rules shall determine his eligibility to participate in the Plan and his credit for prior service.

                 (a) Participation. If the reemployed Employee was a Participant in the Plan during his prior period of employment, he shall be eligible upon reemployment to resume participation in the Plan. If the reemployed Employee was not a Participant in the Plan, he shall be considered a new Employee and required to meet the requirements of section 3.1 in order to be eligible to participate in the Plan, subject to the reinstatement of credit for prior service under paragraph (b) below.

                 (b) Credit for Prior Service. In the case of any Employee who is reemployed before or after incurring a Break in Service, any Hour of Service and Year of Service credited to the Employee at the and of his prior period of employment shall be reinstated as of the date of his reemployment.

         3.3 PREDECESSOR EMPLOYERS. If specified in the Adoption Agreement, Years of Service with a predecessor employer will be treated as service for the Employer for eligibility purposes; provided, however, If the Employer maintains the plan of a predecessor employer, Years of Service with such employer will be treated as service with the Employer without regard to any election.

                                   ARTICLE 4
                                 CONTRIBUTIONS

         4.1     EMPLOYER CONTRIBUTIONS.

                 (a) Money Purchase Pension Contributions. For each Plan Year, the Employer shall contribute to the Trust an amount equal to such uniform percentage of Compensation of each eligible Participant as may be determined by the Employer in accordance with the money purchase pension contribution formula specified in the Adoption Agreement. Subject to the limitations of section 5.4, the money purchase pension contribution formula may be integrated with Social Security, as set forth in the Adoption Agreement.

                 (b) Profit Sharing Contribution. For each Plan Year, the Employer shall contribute to the Trust an amount as may be determined by the Employer in accordance with the profit sharing formula set forth in the Adoption Agreement.

                 (c) Eligible Participants. Subject to the Minimum Allocation rules of section 5.2 and the exclusions specified in this section, each Participant shall be eligible to share in the Employer Contribution. An Employer may elect in the Adoption Agreement that Participants who terminate employment during the Plan Year with not more than five hundred (500) Hours of Service and who are not Employees as of the last day of the Plan Year (other than Participants who die, retire or become totally and Permanently Disabled during the Plan Year) shall not be eligible to share in the Employer Contribution. An Employer may further elect in the Adoption Agreement to allocate a contribution on behalf of a Participant who completes fewer than five hundred (500) Hours of Service and is otherwise ineligible to share in the Employer Contribution. If the Employer fails to specify in the Adoption Agreement the number of Hours of Service required to share in the Employer Contribution, the number shall be five hundred (500) Hours of Service.

                 (d) Contribution Limitation. In no event shall any Employer Contribution exceed the maximum amount deductible from the Employer's income under section 404 of the Code, or the maximum limitations under section 415 of the Code provided in ARTICLE 6.

         4.2 PAYMENT. All Employer Contributions to the Trust for any Plan Year shall be made either in one lump-sum or in installments in U.S. currency, by check, or in Shares within the time prescribed by law, including extensions granted by the Internal Revenue Service, for filing the Employer's federal income tax return for the taxable year with or within which such Plan Year ends. All Employer Contributions to the Trust for a money purchase pension plan for any Plan Year shall be made within the time prescribed by regulations under section 412(c)(10) of the Code.

         4.3     NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS BY PARTICIPANTS.

                 (a) This Plan will not accept nondeductible Employee contributions for Plan Years beginning after the Plan Year in which this Plan is adopted by the Employer. Employee contributions made with respect to Plan years beginning after December 31, 1986 will be limited so as to meet the nondiscrimination test of section 401(m).

                 (b) A separate account shall be maintained by the Trustee for the nondeductible Employee contributions of each Participant.

                 (c) Employee contributions and earnings thereon shall be fully vested and nonforfeitable at all times.

                 (d) The provisions of this section shall apply to Employee contributions made prior to the first Plan Year after the Plan Year in which the Employer adopts this Plan.

         4.4     ROLLOVERS.

                 (a) Subject to the approval of the Plan Administrator, a participant who has participated in any other qualified plan described in section 401(a) of the Code or in a qualified annuity plan described in section 403(a) of the Code shall be permitted to make a rollover contribution in the form of cash to the Trustee of an amount received by the Participant that is attributable to participation in such other plan (reduced by any nondeductible voluntary contributions he made to the plan). provided that the rollover contribution complies with all requirements of sections 402(c) or 403(a)(4) of the Code, whichever is applicable.

                 (b) Before approving such a Participant rollover, the Plan Administrator may request from the Participant or the Employer any documents which the Plan Administrator, in its discretion, deems necessary for such rollover.

                 (c) Any rollover contribution to the Trust shall be credited to the Participants rollover subaccount established under section 5.1 and separately accounted for.

         4.5     DIRECT TRANSFER.

                 (a) The Plan shall accept a transfer of assets directly from another plan qualified under sections 401(a) or 403(a) of the Code only if the Plan Administrator, in its sole discretion, agrees to accept such a transfer. In determining whether to accept such a transfer the Plan Administrator shall consider the administrative inconvenience engendered by such a transfer and any risks to the continued qualification of the Plan under section 401(a) of the Code. Acceptance of any such transfer shall not preclude the Plan Administrator from refusing any subsequent such transfers.

                 (b) Any transfer of assets accepted under this section shall be credited to the Participant's direct transfer subaccount and shall be separately accounted for at all times and shall remain subject to the provisions of the transferor plan (as it existed at the time of such transfer) to the extent required by section 411(d)(6) of the Code (including, but not limited to, any rights to Qualified Joint and Survivor Annuities and qualified preretirement survivor annuities) as if such provisions were pan of the Plan. In all other respects, however, such transferred assets will be subject to the provisions of the Plan.

                 (c) Assets accepted under this section shall be fully vested and nonforfeitable.

                 (d) Before approving such a direct transfer, the Plan Administrator may request from the Participant or the Employer (or the prior employer) any documents the Plan Administrator, in its discretion, deems necessary for such direct transfer.

                                   ARTICLE 5
                                  ALLOCATIONS

         5.1     INDIVIDUAL ACCOUNTS.   The Plan Administrator shall establish
and maintain an Account in the name of each Participant. The Account shall contain the following subaccounts:

                 (a) A money purchase pension contribution subaccount to which shall be credited each such Participant's share of (i) Employer Contributions under section 4.1 (a); (ii) the net comings or net losses on the investment of the assets of the Trust; (iii) distributions; and (iv) dividends, capital gain distributions and other earnings received on any Shares credited to the Participant's subaccount;

                 (b) A profit sharing contribution subaccount to which shall be credited each such Participant's share of (i) Employer Contributions under section 4.1 (b); (ii) forfeitures; (iii) the net earnings or net losses on the investment of the assets of the mat; (iv) distributions; and (v) dividends, capital gain distributions and other earnings received on any Shares credited to the Participant's subaccount;

                 (c) A nondeductible voluntary contribution subaccount to which shall be credited (i) nondeductible voluntary contributions by the Participant under section 4.3; (ii) the net earnings or net losses on the investment of the assets of the Trust; (iii) distributions; and (iv) dividends, capital gain distributions and other earnings received on any Shares credited to the Participant's subaccount;

                 (d) A direct transfer subaccount to which shall be credited (i) contributions to the Trust accepted under section 4.5(a); (ii) the not earnings or net losses on the investment of the assets of the Trust; (iii) distributions; and (iv) dividends, capital gain distributions and other earnings received on any Shares credited to the Participant's subaccount;

                 (e) A rollover subaccount to which shall be credited (i) contributions to the Trust accepted under section 4.4(a); (ii) the net earnings or net losses on the investment of the assets of the Trust; (iii) distributions; and (iv) dividends, capital gain distributions and other earnings received on any Shares credited to the Participant's subaccount.

         5.2     MINIMUM ALLOCATION.

                 (a) Except as otherwise provided in this section, the Employer Contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent (3%) of such Participant's Compensation or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy section 401 of the Code, the largest percentage of Employer Contributions and forfeitures, as a percentage of the first one hundred and fifty thousand dollars ($150,000) of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete one thousand (1,000) Hours of Service (or any equivalent provided in the Plan); or (ii) the Participant's failure to make mandatory Employee contributions to the Plan; or (iii) Compensation less than a stated amount. For purposes of this subsection, all defined contribution plans required to be included in an aggregation group under section 416(g)(2)(A)(i) shall be treated as a single plan.

                 (b) For purposes of computing the minimum allocation, Compensation shall mean Compensation as defined in section 6.5(b) of the Plan.

                 (c) The provision in subsection (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

                 (d) The provision in subsection (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

                 (e) The minimum allocation required (to the extent required to be nonforfeitable under section 416(b)) may not be forfeited under section 411 (a)(3)(B) or 411(a)(3)(D).

         5.3     ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES.

                 (a) All money purchase pension contributions for a given Plan Year shall be allocated to the Account of the Participant for whom such contribution was made. Any forfeiture from a Participant's money purchase pension contribution subaccount arising under the Plan for a given Plan Year shall be applied as specified In the Adoption Agreement, either (i) to reduce the Employer Contribution in that year, or if in excess of the Employer Contribution for such Plan Year, the excess amounts shall be used to reduce the Employer Contribution in the next succeeding Plan Year or Years or (ii) to be added to the Employer Contributions and allocated accordingly.

                 (b) All profit sharing contributions and forfeitures from a Participant's profit sharing contribution subaccount will be allocated to the Account of each Participant in the ratio that such Participant's Compensation bears to the Compensation of all Participants. However, if the profit sharing contribution formula selected in the Adoption Agreement is integrated with Social Security, profit sharing contributions for the Plan Year plus any forfeitures will be allocated to Participants' Accounts as follows:

                          (i)     Step One. Contributions and forfeitures will
be allocated to each Participant's Account in the ratio that each Participant's total Compensation bears to all Participants' total Compensation, but not in excess of three percent (3%) of each Participant's Compensation. (Step One is not applicable if the Employer enters into the money purchase pension Adoption Agreement).

                          (ii)    Step Two. Any contributions and forfeitures
remaining after the allocation in Step One (if any) will be allocated to each Participant's Account in the ratio that each Participant's Compensation for the Plan Year in excess of the Integration Level bears to the excess Compensation of all Participants, but not in excess of three percent (3%). (Step Two is not applicable if the Employer enters into the money purchase pension Adoption Agreement).

                          (iii)   Step Three.  Any contributions and
forfeitures remaining after the allocation in Step Two (if any) will be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the Integration Level bears to the sum of all Participants' total Compensation and Compensation in excess of the Integration Level, but not in excess of whichever of the following is applicable:

                          (1)     if the Employer has not adopted the money
purchase pension Adoption Agreement, then the Maximum Profit Sharing Disparity Rate; or

                          (2)     If the Employer has adopted the money
purchase pension Adoption Agreement, then the lesser of:

                                  (A)      the percentage of each Participant's
Compensation for the Plan Year up to the Integration Level determined by dividing the allocation by such Compensation (the base contribution percentage); or

                                  (B)      the Maximum Disparity Rate.

                          (iv)    Step Four. Any remaining contributions or
forfeitures will be allocated to each Participant's Account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants' total Compensation for that year.

                 (c) Notwithstanding anything in (a) or (b) above to the contrary, forfeitures arising under a Participant's money purchase pension contribution subaccount will only be used to reduce the contributions of the Participant's Employer who adopted this Plan, and forfeitures arising under a Participant's profit sharing contribution subaccount will be reallocated only for the benefit of Employees of the Participant's Employer who adopted this Plan.

         5.4 COORDINATION OF SOCIAL SECURITY INTEGRATION. If the Employer maintains plans involving integration with Social Security other than this Plan, and if any Participant is eligible to participate in more than one of such plans, all such plans will be considered to be integrated if the extent of the integration of all such plans does not exceed one hundred percent (100%). For purposes of the preceding sentence, the extent of integration of a plan is the ratio (expressed as a percentage) which the actual benefits, benefit rate, offset rate, or Employer Contribution rate under the plan bears to the integration limitation applicable to such plan. If the Employer enters into both the money purchase pension Adoption Agreement and the profit sharing Adoption Agreement under this Plan, integration with Social Security may only be selected in one Adoption. Agreement.

         5.5 WITHDRAWALS AND DISTRIBUTIONS. Any distribution to a Participant or his Beneficiary, any amount transferred from a Participant's Account directly to the Trustee of any other qualified plan described in section 401(a) of the Code or to a qualified annuity plan described in section 403(a) of the Code, or any withdrawal by a Participant shall be charged to the appropriate subaccount(s) of the Participant as of the date of the distribution or the withdrawal.

         5.6 DETERMINATION OF VALUE OF TRUST FUND AND OF NET EARNINGS OR LOSSES. As of each Valuation Date the Trustee shall determine for the period then ended the sum of the net earnings or losses of the Trust (excluding with respect to Shares and other assets specifically allocated to a specific Participant's subaccount, (i) dividends and capital gain distributions from Shares, (ii) receipts or income attributable to insurance policies, (iii) income gains and/or losses attributable to a Participant's loans made pursuant to ARTICLE 13 or to any other Assets) which shall reflect accrued but unpaid interest, dividends, gains, or losses realized from the sale, exchange or collection of assets, other income received, appreciation in the fair market value of assets, depreciation in the fair market value of assets, administration expenses, and taxes and other expenses paid. Gains or losses realized and adjustments for appreciation or depreciation in fair market value shall be computed with respect to the difference between such value as of the preceding Valuation Date or date of purchase, whichever is applicable, and the value as of the date of disposition or the current Valuation Date, whichever is applicable.

         5.7     ALLOCATION OF NET EARNINGS OR LOSSES.

                 (a) As of each Valuation Date the net earnings or losses of the Trust (excluding with respect to Shares and other assets specifically allocated to a specific Participant's subaccount, (i) dividends and capital gain distributions from Shares, (ii) dividends or credits attributable to insurance policies, (iii) income gains and/or losses attributable to a Participant's loans made pursuant to ARTICLE 13 or to any other assets, all of which shall be allocated to such Participant's subaccount) for the valuation period then ending shall be allocated to the Accounts of all Participants (or Beneficiaries) having credits in the fund both on such date and at the beginning of such valuation period. Such allocation shall be made by the application of a fraction, the numerator of which is the value of the Account of a specific Participant (or Beneficiary) as of the immediately preceding Valuation Date, reduced by any distributions therefrom since such preceding Valuation Date, and the denominator of which is the total value of all such Accounts as of the preceding Valuation Date, reduced by any distributions therefrom since such preceding Valuation Date.

                 (b) To the extent that Shares and other assets are specifically allocated to a specific Participant's subaccount: (i) dividends and capital gain distributions from Shares; (ii) dividends or credits attributable to insurance policies; and (iii) income gains and/or losses attributable to a Participant's loans made pursuant to ARTICLE 13 or to any other assets, all shall be allocated to such Participant's subaccount.

         5.8 RESPONSIBILITIES OF THE PLAN ADMINISTRATOR. The Plan Administrator shall maintain accurate records with respect to the contributions made by or on behalf of Participants under the Plan, and shall furnish the Trustee with written instructions directing the Trustee to allocate all Plan contributions to the Trust among the separate Accounts of Participants in accordance with section 5.1 above, In making any such allocation, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator, and shall be under no duty to make any inquiry or investigation with respect there to.

                                   ARTICLE 6
                           LIMITATIONS ON ALLOCATIONS

         6.1     EMPLOYERS WHO DO NOT MAINTAIN OTHER QUALIFIED PLANS.

                 (a) If the Participant does not participate in, and has never participated in another qualified plan or a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in section. 415(1)(2) of the Code, maintained by the Employer, which provides in Annual Addition as defined in section 6.5(a), the amount of Annual Additions that may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer Contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

                 (b) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

                 (c) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

                 (d) If, pursuant to subsection (c) or as a result of the allocation of forfeitures, there is an Excess Amount the excess will be disposed of as follows:

                          (i)     Any nondeductible voluntary Employee
contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant;

                          (ii)    If after the application of paragraph (i) an
Excess Amount still exists, and the Participant is covered by the Plan at the and of the Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer Contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

                          (iii)   if after the application of paragraph (i) an
Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

                          (iv)    if a suspense account is in existence at any
time during the Limitation Year pursuant to this section, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess accounts may not be distributed to Participants or former Participants.

         6.2 EMPLOYERS WHO MAINTAIN OTHER QUALIFIED MASTER OR PROTOTYPE DEFINED CONTRIBUTION PLANS.

                 (a) This section applies if, in addition to this Plan, the Participant is covered under another qualified master or prototype defined contribution plan maintained by the Employer, a welfare benefit fund, as defined in section 419(e) of the Code maintained by the Employer or an individual medical account, a defined in section 415(1)(2) of the Code, maintained by the Employer which provides an Annual Addition as defined in section 6.5(a), during any Limitation Year. The Annual Additions that may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's Account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

                 (b) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in section 6.1
(b).

                 (c) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

                 (d) If, pursuant to section 6.2(c), or as a result of the allocation of forfeitures, a Participants Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

                 (e) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of

                          (i)     the total Excess Amount allocated as of such
date, times

                          (ii)    the ratio of (1) the Annual Additions
allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype defined contribution plans.

                 (f) Any Excess Amount attributed to this Plan will be disposed of in the manner described in section 6.1 (d).

         6.3 EMPLOYERS WHO, IN ADDITION TO THIS PLAN, MAINTAIN OTHER QUALIFIED PLANS WHICH ARE DEFINED CONTRIBUTION PLANS OTHER THAN MASTER OR PROTOTYPE PLANS. If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with section
6.2 as though the other plan were a Master or Prototype Plan unless the Employer provides other limitations in the Adoption Agreement.

         6.4 EMPLOYERS WHO, IN ADDITION TO THIS PLAN, MAINTAIN A QUALIFIED DEFINED BENEFIT PLAN. If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with the Adoption Agreement.

         6.5 DEFINITIONS. Unless otherwise expressly provided herein, for purposes of this ARTICLE only, the following definitions and rules of interpretation shall apply:

                 (a) Annual Additions. The sum of the following amounts credited to a Participant's Account for the Limitation Year:

                          (i)     Employer Contributions;

                          (ii)    Employee contributions;

                          (iii)   forfeitures; and

                          (iv)    amounts allocated after March 31, 1984 to an
individual medical account; as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

For this purpose, any Excess Amount applied under sections 6.1 (d) or 6.2(f) in the Limitation Year to reduce Employer Contributions will be considered Annual Additions for such Limitation Year.

                 (b) Compensation. A Participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

                          (i)     Employer contributions to a plan of deferred
compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or Employer Contributions under a simplified employee pension plan to the extent such contributions are excluded from the Employee's gross income, or any distributions from a plan of deferred compensation;

                          (ii)    Amounts realized from the exercise of a
nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                          (iii)   Amounts realized from the sale, exchange or
other disposition of stock acquired under a qualified stock option; and

                          (iv)    Other amounts which received special tax
benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

                          For purposes of applying the limitations of this
ARTICLE, Compensation for a Limitation Year is the Compensation actually paid or includable in gross income during such year.

                          Notwithstanding the preceding sentence, Compensation
for a Participant in a defined contribution plan who is Totally and Permanently Disabled (as defined in section 22(e)(3) of the Code) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid Immediately before becoming permanently and totally disabled; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly-Compensated Employee (as defined in section 414(q) of the Code), and contributions made on behalf of such Participant are nonforfeitable when made.

                 (c) DEFINED BENEFIT FRACTION. A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred percent (100%) of the dollar limitation determined for the Limitation Year under sections 415(b) and
(d) of the Code or one hundred forty percent (140%) of highest average compensation, including any adjustments under section 415(b) of the Code.

                 Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987 disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all Limitation Years beginning before January 1, 1987.

                 (d) DEFINED CONTRIBUTION DOLLAR LIMITATION. Thirty thousand dollars ($30,000) or, if greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in section 415(b)(1) of the Code as in effect for the Limitation Year.

                 (e) DEFINED CONTRIBUTION FRACTION. A fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible voluntary contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in section 419(e) of the Code and individual medical accounts, as defined in section 415(1)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of one hundred percent (100%) of the dollar limitation in effect under section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's Compensation for such year.

                 If the Participant was a Participant as of the end of the first day of the first Limitation Yew beginning after December 31, 1986, in one or mom defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed
1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. the Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual
Additions.

                 (f) EMPLOYER. For purposes of this ARTICLE, Employer shall mean the employer that adopts this Plan, and all members of a controlled group of corporations (as defined in section 414(b) of the Code as modified by section 415(h) of the Code), all commonly controlled trades or businesses (as defined in section 414(c) of the Code as modified by section 415(h) of the
Code), or affiliated service groups (as defined in section 414(m) of the Code) of which the adopting Employer is a part and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

                 (g) EXCESS AMOUNT. The excess of the Participant's Annual Addition for the Limitation Year over the Maximum Permissible Amount.

                 (h) HIGHEST AVERAGE COMPENSATION. The average compensation for the three consecutive Plan Years that produce the highest average.

                 (i) LIMITATION YEAR. A Plan Year, or the twelve (12) consecutive month period elected by the Employer in the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

                 (j) MASTER OR PROTOTYPE PLAN. A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

                 (k) MAXIMUM PERMISSIBLE AMOUNT. The maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

                 (i)      the Defined Contribution Dollar Limitation;
                          or

                 (ii) twenty-five percent (25%) of the Participant's Compensation for the Limitation Year.

                 The Compensation limitation referred to in subsection (b) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under section 415(l)(1) or section 419A(d)(2) of the Code.

                 If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                 Number of Months in the Short Limitation Year
                                       12

                 (l) PROJECTED ANNUAL BENEFIT. The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the Plan assuming:

                          (i)     the Participant will continue employment
until Normal Retirement Age under the Plan (or current age, if later), and

                          (ii)    the Participant's Compensation for the current
Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                                   ARTICLE 7
                                   TRUST FUND

         7.1 RECEIPT OF CONTRIBUTIONS BY TRUSTEE. All contributions to the Trust that we received by the Trustee, together with any earnings thereon, shall be held, managed and administered by the Trustee named in the Adoption Agreement in accordance with the terms and conditions of the Trust Agreement and the Plan. The Trustee may use a Custodian designated by the Sponsor to perform recordkeeping and custodial functions. The Trustee shall be subject to the proper directions of the Employer or the Plan Administrator made in accordance with the terms of the Plan and ERISA.

         7.2     INVESTMENT RESPONSIBILITY.

                 (a) If the Employer elects in the Adoption Agreement to exercise investment authority and responsibility, the selection of the investments in which assets of the Trust are invested shall be the responsibility of the Plan Administrator and each Participant will have a ratable interest in all assets of the Trust.

                 (b) If the Adoption Agreement so provides and the Employer elects to permit each Participant or Beneficiary to select the investments in his Account, no person, including the Trustee and the Plan Administrator, shall be liable for any loss or for any breach of fiduciary duty which results from such Participant's or Beneficiary's exercise of control.

                 (c) If the Adoption Agreement so provides and the Employer elects to permit each Participant or Beneficiary to select the investments in his Account, the Employer or the Plan Administrator must complete a schedule of Participant designations.

                 (d) If Participants and Beneficiaries are permitted to select the investment in their Accounts, all investment related expenses, including administrative fees charged by brokerage houses, will be charged against the Accounts of the Participants.

                 (e) The Plan Administrator may at any time change the selection of investments in which the assets of the Trust are invested, or subject to such reasonable restrictions as may be imposed by the Sponsor for administrative convenience, may submit an amended schedule of Participant designations. Such amended documents may provide for a variance in the percentages of contributions to any particular investment or a request that Shares in the Trust be reinvested in whole or in part in other Shares.

         7.3 INVESTMENT LIMITATIONS. The Sponsor may impose reasonable investment limitations an the Employer and the Plan Administrator relating to the type of permissible investments in the Trust or the minimum percentage of Trust assets to be invested in Shares.

                                   ARTICLE 8
                                    VESTING

         8.1 NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS AND EARNINGS. The Participant's nondeductible voluntary contribution subaccount shall be fully vested and nonforfeitable at all times and no forfeitures will occur as a result of an Employee's withdrawal of nondeductible voluntary contributions.

         8.2 ROLLOVERS, TRANSFERS AND EARNINGS. The Participant's rollover subaccount and direct transfer subaccount shall be fully vested and nonforfeitable at all times.

         8.3 EMPLOYER CONTRIBUTIONS AND EARNINGS. Notwithstanding the vesting schedule elected by the Employer in the Adoption Agreement, the Participant's money purchase pension contribution subaccount and profit sharing contribution subaccount shall be fully vested and nonforfeitable upon the Participant's death, disability, attainment of Normal Retirement Age, or, if the Adoption Agreement provides for an Early Retirement Date, attainment of the required age and completion of the required service, In the absence of any of the preceding events, the Participant's money purchase contribution subaccount and his profit sharing contribution subaccount shall vest in accordance with a minimum vesting schedule specified in the Adoption Agreement. The schedule must be at least as favorable to Participants as either schedule (a) or (b) below.

          (a)  Graduated vesting according to the following schedule:

          Years of Service              Vested Percentage
          ----------------              -----------------
          Less than 2                          0%
          2 but less than 3                   20%
          3 but less than 4                   40%
          4 but less than 5                   60%
          5 but less than 6                   80%
          6 or more                          100%

          (b) Full one hundred percent (100%) vesting after three (3) Years of Service.

     8.4  AMENDMENTS TO VESTING SCHEDULE.

          (a) If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For any Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3) Years of Service" where such language appears.

          (b) The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

            (i)       sixty (60) days after the amendment is adopted;

            (ii)      sixty (60) days after the amendment becomes effective;

            or

            (iii) sixty (60) days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

          (c) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under section 412(c)(8) of the Code. For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his Employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment.

     8.5 DETERMINATION OF YEARS OF SERVICE. For purposes of determining the vested and nonforfeitable percentage of the Participant's Employer Contribution subaccounts, all of the Participant's Years of Service with the Employer or an Affiliated Employer shall be taken into account. If specified in the Adoption Agreement, Years of Service with a predecessor employer will be treated as service for the Employer; provided, however, if the Employer maintains the plan of a predecessor employer, Years of Service with such predecessor employer will be treated as service with the Employer without regard to any election.

     8.6  FORFEITURE OF NONVESTED AMOUNTS.

          (a) For Plan Years beginning before 1985, any portion of a Participant's Account that is not vested shall be forfeited by him as of the last day of the Plan Year in which a Break in Service occurs. For Plan Years beginning after 1984, any portion of a Participant's Account that is not vested shall be forfeited by him as of the last day of the Plan Year in which his fifth consecutive Break in Service occurs. Any amounts thus forfeited shall be reallocated as provided in ARTICLE 5 and shall not be considered part of a Participant's Account in computing his vested interest. The remaining portion of the Participant's Account will be nonforfeitable.

          (b) If a distribution is made at a time when a Participant has a vested right to less than one hundred percent (100%) of the value of the Participant's Account attributable to Employer Contributions and forfeitures, as determined in accordance with the provisions of section 8.3, and the nonvested portion of the Participant's Account has not yet been forfeited in accordance with paragraph (a) above:

               (i) a separate remainder subaccount shall be established for the Participant's interest in the Plan as of the time of the distribution, and

               (ii) at any relevant time the Participant's vested portion of the separate remainder subaccount shall be equal to an amount ("X") determined by the following formula:

                         X = P(AB + (R x D)) - (R x D)

          For purposes of applying the formula: P is the vested percentage at the relevant time; AB is the Account balance at the relevant time; D is the amount of the distribution; and R is the ratio of the Account balance at the relevant time to the Account balance after distribution.

     8.7 REINSTATEMENT OF BENEFIT. If a benefit is forfeited because a Participant or Beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or Beneficiary.

                                   ARTICLE 9
                    JOINT AND SURVIVOR ANNUITY REQUIREMENTS

     9.1 GENERAL. The provisions of this ARTICLE shall apply to any Participant who is credited with at least one (1) Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in section 9.7.

     9.2 QUALIFIED JOINT AND SURVIVOR ANNUITY. Unless an optional form of benefit is selected pursuant to a Qualified Election within the ninety (90) day period ending on the Annuity Starting Date, a married Participant's Vested Account Balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's Vested Account Balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the Earliest Retirement Age under the Plan.

     9.3 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before the Annuity Starting Date, then the Participant's Vested Account Balance shall be applied toward the purchase of an annuity for the life of the Surviving Spouse. The Surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

     9.4  DEFINITIONS.

          (a)  Election Period.

               (i) The period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age thirty-five (35) is attained, with respect to the Account balance as of the date of separation, the Election Period shall begin on the date of separation.

               (ii) A Participant who has not yet attained age thirty-five (35) as of the end of any current Plan Year may make a special Qualified Election to waive the qualified preretirement survivor annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). Such election shall not be valid unless the Participant receives a written explanation of the qualified preretirement survivor annuity in such terms as are comparable to the explanation required under section 9.5. Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35). Any new waiver on or after such date shall be subject to the full requirements of this ARTICLE.

          (b) Earliest Retirement Age. The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

          (c)  Qualified Election.
               (i) A waiver of a Qualified Joint and Survivor Annuity or a qualified preretirement survivor annuity. Any waiver of a Qualified Joint and Survivor Annuity or a qualified preretirement survivor annuity shall not be effective unless:

                    (1) the Participant's Spouse consents in writing to the election;

                    (2) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);

                    (3) the Spouse's consent acknowledges the effect of the election; and

                    (4) the Spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election.

               (ii) Any consent by a Spouse obtained under this provision (or establishment that the consent of Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights.
A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in section 9.5.

          (d) Qualified Joint And Survivor Annuity. An immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse which equals fifty percent (50%) of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the amount of benefit which can be purchased with the Participant's Vested Account Balance.

          (e) Spouse(Surviving Spouse). The Spouse or Surviving Spouse of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse and a current Spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

          (f) Annuity Starting Date. The first day of the first period for which an amount is paid as an annuity or any other form.

          (g) Vested Account Balance. The aggregate value of the Participant's Vested Account Balances derived from Employer and Employee contributions (including rollovers and direct transfers), whether vested before upon death, including the proceeds of insurance contracts if any, on the Participant's life, The provisions of this ARTICLE shall apply to a Participant who is vested in amounts attributable to Employer Contributions, Employee contributions (or both) at the time of death or distribution.

 9.5 Notice Requirements

     (a) In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, provide each Participant a written explanation of:

          (i)       the terms and conditions of a Qualified Joint and Survivor
          Annuity;

          (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;

          (iii)     the rights of a Participant's Spouse; and

          (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

     (b) In the case of a qualified preretirement survivor annuity as described in section 9.3, the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the qualified preretirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of subsection (a) applicable to a Qualified Joint and Survivor Annuity.

     (c) The applicable period for a Participant is whichever of the following periods ends last:

          (i) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

          (ii) a reasonable period ending after the individual becomes a Participant;

          (iii) a reasonable period ending after subsection (e) ceases to apply to the Participant;

          (iv) a reasonable period ending after this ARTICLE first applies to the Participant.

Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation form service in the case of a participant who separates from service before attaining age thirty-five (35).

     (d) For purposes of applying subsection (c), a reasonable period ending after the enumerated events described above in subsections (ii), (iii) and (iv) is the end of the two-year period beginning one (1) year prior to the date the applicable event occurs, and ending on (1) year after that date. In the case of a Participant who separates from service before the Plan year in which age thirty-five (35) is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

     (e) Notwithstanding the other requirements of this section, the respective notices prescribed by this section need not be given to a Participant if:

          (i) the Plan "fully subsidizes" the cost of a Qualified Joint and Survivor Annuity or qualified preretirement survivor annuity; and

          (ii) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or qualified preretirement survivor annuity and does not allow a married Participant to designate a nonspouse Beneficiary.

     For purposes of this subsection, plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

 9.6 Safe Harbor Rules

     (a) This section shall apply to a Participant in a profit sharing plan, and to any distribution, made on or after the first day of the first Plan year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible Employee contributions, as defined in section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan (including a target benefit plan) if the following conditions are satisfied:

          (i) the Participant does not or cannot elect payments in the form of a life annuity; and

          (ii) on the death of a Participant, the Participant's Vested Account Balance will be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse, or if the Surviving Spouse has consented in a manner conforming to a Qualified Election, then to the Participant's Designated Beneficiary.

          (b) The Surviving Spouse may elect to have distribution of the Vested Account Balance commence within the ninety (90) day period following the date of the Participant's death. The Account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account balances for other types of distributions.

          (c) This section shall not be operative with respect to a Participant in a profit sharing plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan which is subject to the survivor annuity requirements of sections 401(a)(11) and 417 of the Code. If this section is operative, then the provisions of the ARTICLE, other than section 9.7, shall be inoperative.

          (d) The Participant may waive the spousal death benefit described in this section at any time provided that no such waiver shall be effective unless it satisfies the conditions of section 9.4(c) (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the qualified preretirement survivor annuity.

          (e) For purposes of this section, Vested Account Balance shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate Account balance attributable solely to accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code. In the case of a profit sharing plan, Vested Account Balance shall have the same meaning as provided in section 9.4(g).

     9.7  TRANSITIONAL RULES.

          (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous sections of this ARTICLE must be given the opportunity to elect to have the prior sections of this ARTICLE apply if such Participant is credited with at least one (1) Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten (10) years of vesting service when he or she separated from service.

          (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one (1) Hour of Service under this Plan or a predecessor plan on or after September 2, 194, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with subsection (d).

          (c) The respective opportunities to elect (as described in subsections (a) and (b) above) must be afforded to the appropriate
Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

          (d) Any Participant who has elected pursuant to subsection (b) and any Participant who does not elect under subsection (a) or who meets the requirements of subsection (a) except that such Participant does not have at least ten (10) years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

               (i) Automatic Joint and Survivor Annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                    (1) begins to receive payments under the Plan on or after Normal Retirement Age; or

                    (2) dies on or after Normal Retirement Age while still working for the Employer; or

                    (3) begins to receive payments on or after the qualified early retirement age; or

                    (4) separates from service on or after attaining Normal Retirement age; (or qualified early retirement age) and under satisfying the eligibility requirements for the payments of benefits under the Plan and thereafter dies before beginning to receive such benefits; then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least six (6) months before the Participant attains qualified early retirement age and end not more than ninety
(90) days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

               (ii) Election of Early Survivor Annuity. A Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The Election Period begins on the later of (1) the 90th day before the Participant attains the qualified early retirement age; or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

          (e)  The following terms shall have the meanings specified herein:

               (i)  Qualified Early Retirement Age.  The latest of:
                    (1) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits;
                    (2) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age; or

                    (3)  the date the Participant begins participation.

            (ii) Qualified Joint and Survivor Annuity. An annuity for the life of the Participant with a survivor annuity for the life of the Spouse as described in section 9.4(d).

                                   ARTICLE 10
                            DISTRIBUTION PROVISIONS

     10.1 VESTING ON DISTRIBUTION BEFORE BREAK IN SERVICE.

          (a) If an Employee terminates service, and the value of the Employee's vested Account balance derived from Employer and Employee Contributions is not greater than three thousand five hundred dollars ($3,500), the Employee will receive a distribution of the value of the entire vested portion of such Account balance and the nonvested portion will be treated as a forfeiture. For purposes of this section, if the value of an Employee's vested Account balance is zero, the Employee shall be deemed to have received a distribution of such vested Account balance. A Participant's vested Account balance shall not include accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

          (b) If an Employee terminates service and elects, in accordance with the ARTICLE, to receive the value of his Vested Account Balance, the nonvested portion will be treated as a forfeiture. If the Employee elects to have distributed less than the entire vested portion of the Account balance derived from Employer Contributions, the part of the nonvested portion that will be treated as a forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer Contributions and the denominator of which is the total value of the vested Employer derived Account balance.

          (c) If an Employee receives a distribution pursuant to this section and the Employee resumes employment covered under this Plan, the Employee's Employer-derived Account balance will be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer Contributions before the earlier of five
(5) years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs five (5) consecutive one (1) year Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution to this section, and the Employee resumes employment covered under this Plan before the date the Participant incurs five (5) consecutive one (1) year Breaks in Service, upon the reemployment of such Employee, the Employer-derived Account balance of the Employee will be restored to the amount on the date of such deemed distribution.

     10.2 RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS.

          (a) If the value of a Participant's vested Account balance derived from Employer and Employee contributions exceeds(or at the time of any prior distribution exceeds) three thousand five hundred dollars (3,500) and the Account balance is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such Account balance. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the ninety (90) day period ending on the Annuity Starting Date. The Annuity Starting Date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of section 417(a)(3), and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date.

          (b) Notwithstanding the provisions of subsection (a), only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Account balance is immediately distributable. (Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to section 9.6 of the Plan, only the Participant need consent to the distribution of an Account balance that is immediately distributable).
Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's Account balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code) within the same controlled group.

          (c) An Account balance is immediately distributable if any part of the Account balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains *or would have attained if not deceased) the later of Normal Retirement Age or age sixty-two (62).

          (d) For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested Account balance shall not include amounts attributable to accumulated deductible Employee contributions within the meaning of section 72*o)(5)(B) of the Code.

     10.3 COMMENCEMENT OF BENEFITS.

          (a) Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

                     (i) the Participant attains age sixty-five (65) (or Normal Retirement Age, if earlier);

                     (ii) the 10th anniversary of the year in which the Participant commenced participant in the Plan occurs; or

                     (iii) the Participant terminates service with the Employer.

                (b) Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of section 10.2 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

     10.4 EARLY RETIREMENT WITH AGE AND SERVICE REQUIREMENT. If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.

     10.5 NONTRANSFERABILITY OF ANNUITIES. Any annuity contract distributed herefrom must be nontransferable.

     10.6 CONFLICTS WITH ANNUITY CONTRACTS. The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

                                   ARTICLE 11
                        TIMING AND MODES OF DISTRIBUTION

     11.1       GENERAL RULES.

                (a) Subject to ARTICLE 9, the requirements of this ARTICLE shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this ARTICLE apply to calendar years beginning after December 31, 1984.

                (b) All distributions required under this ARTICLE shall be determined and made in accordance with the income tax regulations under section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of section 1.40(a)(9)-2 of the proposed regulations.

     11.2 REQUIRED BEGINNING DATE. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

     11.3 LIMITS ON DISTRIBUTION PERIODS. As of the first Distribution Calendar Year, distributions, if not made in single-sum, may only be made over one of the following periods (or a combination thereof):

                (a)  the life of the Participant;
                (b)  the life of the Participant and a Designated Beneficiary;
                (c) a period certain not extending beyond the Life Expectancy of the Participant; or
                (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

     11.4       DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR.

                (a)  Individual Account.

                     (i) If a Participant's Benefit is to be distributed over (1) a period not extending beyond the Life Expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or (2) a period not extending beyond the Life Expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distribution for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.
                     (ii) For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.
                     (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of (1) the Applicable Life Expectancy or (2) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.40(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in subsection (a)(i) above as the relevant divisor without regard to proposed regulations section 1.40(a)(9)-2.
                     (iv) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution
Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31, of that Distribution Calendar Year.

                (b) Other Forms. If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder.

     11.5      DEATH DISTRIBUTION PROVISIONS.

                (a) Distribution Beginning Before Death. If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                (b) Distribution Beginning After Death. If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:
               (i) if any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

              (ii) if the Designated Beneficiary is the Participant's Surviving Spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2).

          (c) If the Participant has not made an election pursuant to this section by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of
(1) December 31 of the calendar year in which distributions would be required to begin under this section; or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

          (d) For purposes of subsection (b) above, if the Surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of subsection (b), with the exception of paragraph (ii) therein, shall be applied as if the Surviving Spouse were the Participant.

          (e) For purposes of this section, any amount paid to a child of the Participant will be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

          (f) For the purposes of this section, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if subsection (d) above is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to subsection (b) above). If distribution is in the form of an annuity described in section 11.4(b) above irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

     11.6 DESIGNATION OF BENEFICIARY. Subject to the rules of ARTICLE 9, a Participant (or former Participant) may designate from time to time any person or persons (who may be designated contingently or successively and may be an entity other than a natural person) as his Beneficiary who will be entitled to receive any undistributed amounts credited to the Participant's separate Account under the Plan at any time of the Participant's death. Any such beneficiary designation by a Participant shall be made in writing in the manner prescribed by the Plan Administrator, and shall be effective only when filed with the Plan Administrator during the Participant's lifetime. A Participant my change or revoke his Beneficiary designation at any time in the manner prescribed by the Plan Administrator. If any portion of the Participant's Account is invested in insurance pursuant to ARTICLE 14, the Beneficiary of the benefits under the insurance policy shall be the person or persons designated under the policy. If the Designated Beneficiary (or each of the Designated Beneficiaries) predeceases the Participant, the Participant's Beneficiary designation shall be ineffective. If no Beneficiary designation is in effect at the time of the Participant's death, his Beneficiary shall be his estate.

     11.7  DEFINITIONS.

           (a)      APPLICABLE LIFE EXPECTANCY.     The Life Expectancy (or
joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one (1) for each calendar year which as elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated such succeeding calendar year.

If annuity payments commence in accordance with section 11.4(b) before the Required Beginning Date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

           (b)     DESIGNATED BENEFICIARY.     The individual who is designated
as the Beneficiary under the Plan in accordance with section 401(a)(9) and the proposed regulations thereunder.

           (c)     DISTRIBUTION CALENDAR YEAR.     A calendar year for which a
minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to section 11.5 above.

           (d)     LIFE EXPECTANCY.
                   (i) Life Expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Table V and VI of section 1.72-9 of the income tax regulations.

                   (ii) Unless otherwise elected by the Participant (or Spouse, in the case of distributions described in section 11.5(b)(ii)above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The Life Expectancy of a non-
Spouse Beneficiary may not be recalculated.

          (e)  Participant's Benefit.

               (i) The Account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year
(valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

               (ii) For purposes of subsection (i) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

          (f)  Required Beginning Date.

               (i) General Rule. The Required Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

               (ii) Transitional Rules. The Required Beginning Date of a Participant who attains age seventy and one-half (70 1/2) before January 1, 1988, shall be determined in accordance with (1) or (2) below:

                    (1) Non-Five-Percent Owners. The Required Beginning Date of a Participant who is not a Five Percent (5%) Owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age seventy and one-half (70 1/2) occurs.

                    (2) Five Percent Owners. The Required Beginning Date of a Participant who is a Five Percent (5%) Owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                         (A)  the calendar year in which the Participant
attains age seventy and one-half (70 1/2); or

                         (B)  the earlier of the calendar year with or within
which ends the Plan Year in which the Participant becomes a Five Percent (5%) Owner, or the calendar year in which the Participant retires. The Required Beginning Date of a Participant who is not a Five Percent (5%) Owner who attains age seventy and one-half (70 1/2) during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

               (iii) Five Percent Owner. A Participant is treated as a Five Percent (5%) Owner for purposes of this section if such Participant is a Five Percent (5%) Owner as defined in section 416(i) of the Code (determined in accordance with section 416 but without regard to whether the Plan is to-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age sixty-six and one-half (66 1/2) or any subsequent year.

               (iv) Once distributions have begun to a Five Percent (5%) Owner under this section, they must continue to be distributed, even if the Participant ceases to be a Five Percent (5%) Owner in a subsequent year.

     11.8 Transitional Rule.
          (a) Notwithstanding the other requirements of this ARTICLE and subject to the requirements of ARTICLE 9, distribution on behalf of any Employee, including a Five Percent (5%) Owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

               (i) The distribution by the Trust is one which would not have disqualified such trust under section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

               (ii) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

               (iii) Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

               (iv) The Employee had accrued a benefit under the Plan as of December 31, 1983.

               (v) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

          (b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

          (c) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a)(i) and (a)(v).

          (d) If a designation is revoked, any subsequent distribution must satisfy the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy section 401(a)(9) of the Code and the regulations thereunder but for the section 242(b)(2) election.

For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation)under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

     11.9 OPTIONAL FORMS OF BENEFIT

          (a) Except to the extent benefits are required to be paid in the form of an automatic joint and survivor annuity under ARTICLE 9, any amount which a Participant shall be entitled to receive under the Plan shall be distributed in one or a combination of the following ways:

               (i) in a lump-sum payment of cash, the amount of which shall be determined by redeeming all Shares credited to the Participant's Account under the Plan as of the date of distribution;

               (ii) in a lump-sum payment including a distribution in kind of all Shares credited to the Participant's Account under the Plan as of the date of distribution;

               (iii) in substantially equal monthly, quarterly, or annual installment payments of cash, or the distribution of Shares in kind, over a period certain not to exceed the Life Expectancy of the Participant or the joint and last survivor Life Expectancy of the Participant and his Beneficiary, determined in each case as of the earlier of: (1) the end of the Plan Year in which occurs the event entitling the Participant to a distribution of benefits, or (2) the date such installments commence;

               (iv) if permitted by the Sponsor, in monthly, quarterly, or annual installment payments of cash, or the distribution of Shares in kind, so that the amount distributed in each Plan Year equals the quotient obtained by dividing the Participant's Account at the beginning of that Plan Year by the joint and last survivor Life Expectancy of the participant and the Beneficiary for that Plan Year. The Life Expectancy will be computed using the recomputation method described in section 11.7(d). Unless the Spouse of the retired Participant is the Beneficiary, the actuarial present value of all expected payments to the retired Participant must be more than fifty percent (50%) of the actuarial present value of payments to the retired Participant and the Beneficiary; or

               (v) by application of the Participant's vested Account to the purchase of a nontransferable immediate or deferred annuity contract, on an individual or group basis. Unless the Spouse of the retired Participant is the Beneficiary, the actuarial present value of all expected payments to the retired Participant must be more than fifty percent (50%) of the actuarial present value of payments to the retired Participant and the Beneficiary.

          (b) If the Participant fails to select a method of distribution, except as may be required by ARTICLE 9, all amounts which he is entitled to receive under the Plan shall be distributed to him in a lump-sum payment.

                                   ARTICLE 12
                                  WITHDRAWALS

     12.1 WITHDRAWAL OF NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS.   Subject to the
Qualified Election requirements of ARTICLE 9 and section 12.3, any Participant who has made nondeductible voluntary contributions may, upon thirty (30) days notice in writing filed with the Plan Administrator, have paid to him all or any portion of the fair market value of his nondeductible voluntary contribution subaccount.

     12.2 HARDSHIP WITHDRAWALS.    If the Adoption Agreement so provides and
the Employer elects, this section applies only to the profit sharing contribution subaccount and only if the profit sharing allocation formula selected in the Adoption Agreement is not integrated with Social Security.

          (a)  Demonstration of Need.   Subject to the Qualified Election
requirements of ARTICLE 9 and section 12.3, if a Participant establishes an immediate and heavy financial need for funds because of a hardship resulting form the purchase or renovation of a primary residence, the education of the participant or a member of his immediate family, or (including special education), the medial or personal expenses of the Participant or a member of his immediate family, or other demonstrable emergency as determined by the Plan Administrator on a uniform and nondiscriminatory basis, the Participant shall be permitted, subject to the limitations of subsection (b) below, to make a hardship withdrawal of an amount credited to his profit sharing contribution subaccount under the Plan.

          (b)  Amount of Hardship Withdrawal.     The amount of any hardship
withdrawal by a Participant under subsection (a) above shall not exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Participant.

          (c)  Prior Withdrawal of Nondeductible Voluntary Participant
Contributions.     A Participant shall not be permitted to make a hardship
withdrawal under subsection (a) above unless he has already withdrawn, in accordance with section 12.1, any amount credited to his nondeductible voluntary contributions subaccount.

     12.3 MANNER OF MAKING WITHDRAWALS. Any withdrawal by a Participant under the Plan shall be made only after the Participant files a written request with the plan Administrator specifying the nature of the withdrawal (and the reasons therefor, if a hardship withdrawal), and the amount of funds requested to be withdrawn. Upon approving any withdrawal, the Plan Administrator shall furnish the Trustee with written instructions directing the Trustee to make the withdrawal in a lump-sum payment of cash to the Participant. In making any withdrawal payment, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator, and shall be under no duty to make any inquiry or investigation with respect thereto. Unless section 9.6 is applicable, if the Participant is married, his Spouse must consent to the withdrawal pursuant to a Qualified Election (as defined in section 9.4(c)) within the ninety (90) day period ending on the date of the withdrawal.

     12.4 LIMITATIONS ON WITHDRAWALS. The Plan Administrator may prescribe uniform and nondiscriminatory rules and procedures limiting the number of times a Participant may make a withdrawal under the Plan during any Plan Year, and the minimum amount a Participant may withdraw on any single occasion.

     13.1 GENERAL PROVISIONS.

          (a) If the Adoption Agreement so provides and the Employer so elects, loans shall be made available to any Participant or Beneficiary who is party-in-interest (as defined in section 3(14) of ERISA) on a reasonably equivalent basis. A Participant or Beneficiary who is not a party-in-interest (as defined in section 3(14) of ERISA) shall not be eligible to receive a loan under this ARTICLE.

          (b) Loans shall not be made available to Highly-Compensated Employees (as defined in section 414(q) of the Code) in an amount greater than the amount made available to other Employees.

          (c) Loans must be adequately secured and bear a reasonable interest rate.

          (d) No participant loan shall exceed the present value of the Participant's Vested Account Balance.

          (e) Unless section 9.6 is applicable, a Participant must obtain the consent of his or her Spouse, if any, to use of the Account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the ninety(90) day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if the Account balance is used for renegotiation, extension, renewal or other revision of the loan.

          (f) In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs under the Plan.

          (g) Loans will not be made to any shareholder-employee or Owner-Employee. For purposes of this requirement, a shareholder-employee means an Employee or officer of an electing small business (subchapter S) corporation who owns (or is considered as owning within the meaning of section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than five percent(5%) of the outstanding stock of the corporation.

          (h) If a valid spousal consent has been obtained in accordance with subsection (e), then, notwithstanding any other provision of this Plan, the portion of the Participant's Vested Account Balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than one hundred percent (100%) of the Participant's Vested Account Balance (determined without regard to the preceding sentence) is payable to the Surviving Spouse, then the Account balance shall be adjusted by first reducing the Vested Account Balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Surviving Spouse.

     13.2 ADMINISTRATION OF LOAN PROGRAM.

          (a) The Plan's loan program will be administered by the Plan Administrator.

          (b) Loan requests shall be made on a form prescribed by the Plan Administrator and shall comply with section 13.4.

          (c) Loan request that comply with all the requirements of this ARTICLE shall be approved by the Plan Administrator.

          (d) The rate of interest to be charged on loans shall be determined under section 13.5.

          (e) The only collateral that may be used as security for a loan, and the limitations and requirements applicable, are determined under section 13.6.

          (f)  The rules regarding defaults are set forth in section 13.9.

     13.3 AMOUNT OF LOAN. Loans to any Participant or Beneficiary will not be made to the extent that such loan, when added to the outstanding balance of all other loans to the Participant or Beneficiary, would exceed the lesser of:

     (a) fifty thousand dollars ($50,000) reduced by the excess (if any) of the highest outstanding balance of loans during the one (1) year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made; or

          (b) one-half(1/2) the present value of the nonforfeitable accrued benefit of the Participant.

          (c) For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of employers described in sections 414(b), 414(c) and 414(m) of the Code are aggregated.

     13.4 MANNER OF MAKING LOANS. A request by a Participant for a loan shall be made in writing to the Plan Administrator and shall specify the amount of the loan, and the subaccount(s) or Shares of the Participant from which the loan should be made. The terms and conditions on which the Plan Administrator shall approve loans under the Plan shall be applied on a uniform and nondiscriminatory basis with respect to all Participants. If a Participant's request for a loan is approved by the Plan Administrator, the Plan Administrator shall furnish the Trustee with written instructions directing the Trustee to make the loan in a lump-sum payment of cash to the Participant. In making any loan payment under this ARTICLE, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator and shall be under no duty to make any inquiry or investigation with respect thereto.

     13.5 TERMS OF LOAN. Loans shall be made on such terms and subject to such limitations as the Plan Administrator shall prescribe. Furthermore, any loan shall, by its terms, require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five (5) years from the date of the loan, unless such loan is used to acquire a dwelling unit which, within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant. The rate of interest to be charged shall be determined by the Plan Administrator in accordance with the rates quoted by representative financial institutions in the local area for similar loans.

     13.6 SECURITY FOR LOAN. Any loan to a Participant under the Plan shall be secured by the pledge of all the Participant's right, title, and interest in the Trust. Such pledge shall be evidenced by the execution of a promissory note by the Participant which shall provide that, in the event of any default by the participant on a loan repayment, the Plan Administrator shall be authorized (to the extent permitted by law) to deduct the amount of the loan outstanding and any unpaid interest due thereon from the Participant's wages or salary to be thereafter paid by the Employer, and to take any and all other actions necessary and appropriate to enforce collection of the unpaid loan. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this section. In the event the value of the Participant's vested Account at any time is less than one hundred twenty-five percent (125%) of the outstanding loan balance, the Plan Administrator shall request additional collateral of sufficient value to adequately secure the repayment of the loan. Failure to provide such additional collateral upon a request of the Plan Administrator shall constitute an event of default.

     13.7 SEGREGATED INVESTMENT. Loans shall be considered a Participant directed investment and, for the limited purposes of allocated earnings and losses pursuant to ARTICLE 5, shall not be considered a part of the common fund under the Trust.

     13.8 REPAYMENT OF LOAN. The Plan Administrator shall have the sole responsibility for ensuring that a Participant timely makes all loan repayments, and for notifying the Trustee in the event of any default by the Participant on the loan. Each loan repayment shall be paid to the Trustee and shall be accompanied by written instructions from the Plan Administrator that identify the Participant on whose behalf the loan repayment was being made.

     13.9     DEFAULT ON LOAN.
              (a) In the event of a termination of the Participant's employment with the Affiliated Employers or a default by a Participant on a loan repayment, all remaining payments on the loan shall be immediately due and payable. The Employer shall, upon the direction of the Plan Administrator, to the extent permitted by law, deduct the total amount of the loan outstanding and any unpaid interest due thereon from the wages or salaries payable to the Participant by the Employer in accordance with the Participant's promissory note. In addition, the Plan Administrator shall take any and all other actions necessary and appropriate to enforce collection of the unpaid loan. However, attachment of the Participant's Account pledged as security will not occur until a distributable event occurs under the Plan.

              (b) For purposes of this section, the term "default" shall mean failure, by a period of at least ten (10) days, to make any loan payment (whether principal or interest or both) that is due and payable. Neither the Plan Administrator nor any other fiduciary is required to give any written or oral notice of default.

     13.10 UNPAID AMOUNTS. Upon the occurrence of a Participant's retirement or death, or upon a Participant's fifth consecutive Break in Service or earlier distribution, the unpaid balance of any loan, including any unpaid interest, shall be deducted from any payment or distribution from the Trust to which such Participant or his Beneficiary may be entitled. If after charging the Participant's Account with the unpaid balance of the loan, including any unpaid interest, there still remains an unpaid balance of any such loan and interest, then the remaining unpaid balance of such loan and interest shall be charged against any property pledged as security with respect to such loan.

                                   ARTICLE 14
                                   INSURANCE

     14.1 INSURANCE. If the Adoption Agreement so provides and the Employer elects to allocate or permit Participants to allocate a portion of their Accounts to purchase life insurance, the ensuing subsections of this ARTICLE shall apply:

     14.2     POLICIES.     The Plan Administrator shall instruct the Trustee
to procure one or more life insurance policies on the Participant's life, the terms of which shall conform to the requirements of the Plan and the Code. The policies and the companies which write them shall be subject to the approval of the Plan Administrator and the Trustee. The Trustee shall procure and hold such policies in the name of the nominee. The Trustee shall be the sole owner of all contracts purchased hereunder, and it shall be so designated in each policy and application therefor.

     14.3     BENEFICIARY.   The Participant shall have the right to name the
Beneficiary and to choose the benefit option under the policy for the Beneficiary. The Trustee shall designate the Beneficiary of all such policies in accordance with the written directions of the Plan Administrator and the policy terms. Such designations may be outlined in the original application as forwarded to the issuing company. However, the Plan Administrator shall have available and shall furnish the

Participant with the necessary forms for any Beneficiary designation or change of Beneficiary and it will keep a copy of all executed designations as part of its records. Upon a Participant's death, the Plan Administrator will promptly furnish the Trustee a copy of the last designation and shall authorize the Trustee to complete such forms as the insurance company may require in order to effect the benefit option.

     14.4 PAYMENT OF PREMIUMS. Subject to the provisions of sections 7.3 and 14.5, premium payments to the insurer may be made only by the Trustee with respect to any insurance policy purchased on behalf of a Participant and shall constitute first an investment of a portion of the funds of the Participant's Employer Contribution subaccounts up to the maximum amount of such subaccounts permitted to be applied toward such premium payments, as provided in section
14.5. If a Participant's subaccounts lack sufficient assets to pay premiums on a life insurance policy due on his behalf, the Trustee, at the direction of the Plan Administrator, acting upon the request of the Participant, shall borrow under the policy loan provisions, if any, the amount necessary to pay such premiums, using the cash value of the insurance as security, or the Trustee may liquidate assets held in the Participant's Account, in the same order, of sufficient value to pay such premiums. Any loans shall be repaid by the application of earnings, contributions, or forfeitures to the Account of the Participant insured by such policy. In the absence of the Plan administrator's direction to borrow or to liquidate assets to pay premiums, the life insurance policy shall be put on a paid-up-basis or, if it has no cash value, canceled.

     14.5 LIMITATION ON INSURANCE PREMIUMS. The Trustee shall not pay, nor shall anyone on behalf of the Trustee pay, any life insurance premium for any Participant out of the Participant's Employer Contribution subaccounts unless the amount of such payment, plus all premiums previously so paid on behalf of the Participant, is less than fifty percent (50%) of the Employer Contributions and forfeitures allocated to the Participant's Employer Contribution subaccounts as determined on the date such premium is paid with respect to reserve life insurance policies and shall be less than twenty-five percent (25%) thereof with respect to nonreserve (term) policies, or, if both reserve life and term insurance are purchased on the life of any Participant, the sum of the term insurance premium plus one-half (1/2) of the reserve life premiums may not exceed twenty-five percent (25%) of the Employer Contributions made on behalf of such Participant. For purposes of these incidental insurance provisions, reserve life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. Dividends received on life insurance policies shall be considered a reduction of premiums paid in such computations.

          If payment of premiums on a Participant's life insurance policy is prohibited because of the limitation, the Trustee, as directed by the Plan Administrator, shall permit the Participant to maintain that part of the coverage made available by the prohibited premiums, either by payment of the amount of the prohibited premium by the Participant from sources other than the Trust or by distributing the policy to the extent of the Participant's vested interest to the Participant and eliminating it from the Trust.

          Nothing contained in the foregoing provisions of section 14.4 and this section shall be deemed to authorize the payment of any premium or premiums for any Participant which would result in a failure to maintain any mandatory investment in Shares required by the Sponsor in the account or subaccounts of any such Participant.

     14.6 INSURANCE COMPANY. No insurance company which may issue any policies for the purposes of this Plan shall be required to take or permit any action contrary to the provisions of said policies, nor shall such insurance company be deemed to be a party to, or responsible for the validity of, this Plan for any purpose. No such insurance company shall be required to look into the terms of this Plan or question any action of the Trustee hereunder, nor be responsible to see that any action of the Trustee is authorized by the terms of this Plan. Any such issuing insurance company shall be fully discharged from any and all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, as the case may be, or for any change made or action taken by such insurance company upon such direction and no such insurance company shall be obliged to see the distribution or further application of any monies paid by it. The certificate of the Trustee signed by one of its trust officers, assistant secretary, or other authorized representative thereof, may be received by any insurance company as conclusive evidence of any of the matters mentioned in the Plan and any insurance company shall be fully protected in taking or permitting any action on the faith thereof and shall incur no liability or responsibility for so doing.

     14.7 DISTRIBUTION OF POLICIES. Upon a Participant's death, the Trustee, upon direction of the Plan Administrator, shall procure the payment of the proceeds of any policy held by the Participant in accordance with its terms and this Plan. The Trustee shall be required to pay over all the proceeds of any policy to the Participant's Designated Beneficiary in accordance with the distribution provisions of the Plan. A Participant's Spouse will be the Designated Beneficiary unless a Qualified Election has been made in accordance with section 9.4(c) of the Plan. Under no circumstances shall the Trust retain any part of the proceeds. Subject to the joint and survivor annuity requirements of ARTICLE 9, the policies shall be converted or distributed upon commencement of benefits in accordance with the provisions of this section.
Upon a Participant's retirement at or after his Normal Retirement Age, unless there is a single sum distribution in which case any policy shall be distributed, any such policy shall be converted paid-up contract and delivered to the Participant but the Plan Administrator may, with the Participant's consent, direct that a portion or all of such cash value of the policy be converted to provide retirement income as permitted within the terms of the policy and this Plan. Upon a Participant's retirement due to Total and Permanent Disability, any such policy shall be held for his account and assigned or delivered to the Participant in addition to any other benefits provided by this Plan. Upon a Participant's termination of employment for reasons other than death, Total and Permanent Disability, or retirement as stated above, to the extent of life insurance purchased by Employer Contributions, he shall be entitled to a vested interest in any policy held for his account as his interest is vested in the remainder of his Employer Contribution subaccounts (exclusive of any such policy). Whenever the Participant is entitled to one hundred percent (100%), then such policy shall be assigned and delivered to the Participant in accordance with its terms and the terms of the Plan. Whenever the Participant is entitled to vesting of less than one hundred percent(100%), then the Participant shall be entitled to a vested interest of the cash surrender value of any such policy equal to his percent of vested interest in his Employer Contribution subaccounts, exclusive of the policy, and one of the following distribution procedures shall apply:

          (a) If the nonvested portion of the cash surrender value of all policies held for the Participant's Account is less than the amount of his vested termination benefit exclusive of the policies, then, such policy shall be assigned to the Participant and the remainder of the Participant's vested interest in the Participant's Employer Contribution subaccounts shall be reduced by the cash surrender value of the nonvested portion of all policies, after which it shall be paid or distributed to the Participant in accordance with the terms of the Plan; or

          (b) If the nonvested portion of the cash surrender value of all policies held for the Participant's Account exceeds the Participant's vested interest in the Employer Contribution subaccount exclusive of such policies, the Participant shall be given the opportunity to purchase such policies by paying to the Trustee the amount of such excess within thirty (30) days after notice to him of the amount to be paid. Upon receipt of such payment said policy shall be assigned and delivered to the Participant to the full satisfaction of all termination benefits under this Plan. Any such policy not so purchased shall be surrendered by the Trustee for its cash value and the proceeds thereof deposited in the Trust for reallocation pursuant to ARTICLE 5.

          It is the intention hereof that the total termination benefit of a Participant whose interest is not fully vested shall be equal to the sum of the vested percentage of his Employer Contribution subaccounts exclusive of all such policies and the same percentage of the cash value of all such policies held for his Account. To the extent possible under the foregoing provisions, such total termination benefits shall be satisfied by the transfer and delivery to the Participant of one or more such policies with the balance, if any, to be paid in cash or in kind.

     14.8 POLICY FEATURES. The Trustee shall arrange, where possible, that all policies purchased for the benefit of a Participant shall have the same dividend option which shall be on the premium reduction plan, and as nearly as may be possible all policies issued under the Plan shall have the same anniversary date. To the extent any dividends or credits earned on insurance policies are not applied toward the next premiums due, they shall be allocated to the Participant's Employer Contribution subaccount in the same manner as a Participant's directed investment.

     14.9 CHANGED CONDITIONS. From time to time because of changed conditions, the Trustee, acting at the direction of the Plan Administrator upon the election of the Participant concerned, shall obtain an additional contract or policy or make such change in the contracts or policies maintained by the Trustee on the life of the Participant as may be required by such changed conditions, within the limits permitted by the insurance company which issued or is requested to issue a contract and the limits established by this Plan.

     14.10 CONFLICTS. In the event of any conflict between the terms of the Plan and the provisions of any contract issued hereunder, the terms of the Plan shall control.

                                   ARTICLE 15
                                 ADMINISTRATION

     15.1 DUTIES AND RESPONSIBILITIES OF FIDUCIARIES; ALLOCATION OF FIDUCIARY RESPONSIBILITY. A fiduciary of the Plan shall have only those specific powers, duties, responsibilities, and obligations as are explicitly given him under the Plan and Trust Agreement. In general, the Employer shall have the sole responsibility for making contributions to the Plan required under ARTICLE 4; appointing the Trustee and the Plan Administrator; and determining the funds available for investment under the Plan. The Plan Administrator shall have the sole responsibility for the administration of the Plan, as more fully described in section 15.2. It is intended that each fiduciary shall be responsible only for the proper exercise of his own powers duties, responsibilities, and obligations under the Plan and Trust Agreement, and shall not be responsible for any act or failure to act of another fiduciary. A fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

     15.2 POWERS AND RESPONSIBILITIES OF THE PLAN ADMINISTRATOR.

          (a) ADMINISTRATION OF THE PLAN. The Plan Administrator shall have all powers necessary to administer the Plan, including the power to construe and interpret the Plan documents; to decide all questions relating to an individual's eligibility to participate in the Plan; to determine the amount, manner and timing of any distribution of benefits or withdrawal under the Plan; to approve and ensure the repayment of any loan to a Participant under the Plan; to resolve any claim for benefits in accordance with section 15.7; and to appoint or employ advisors, including legal counsel to render advice with respect to any of the Plan Administrator's responsibilities under the Plan.
Any construction, interpretation, or application of the Plan by the Plan Administrator shall be final, conclusive, and binding. All actions by the Plan Administrator shall be taken pursuant to uniform standards applied to all persons similarly situated. The Plan Administrator shall have no power to add to, subtract from, or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

          (b) RECORDS AND REPORTS. The Plan Administrator shall be responsible for maintaining sufficient records to reflect the Eligibility Computation Periods in which an Employee is credited with one or more Years of Service for purposes of determining his eligibility to participate in the Plan, and the Compensation of each Participant for purposes of determining the amount of contributions that may be made by or on behalf of the Participant under the Plan. The Plan Administrator shall be responsible for submitting all required reports and notifications relating to the Plan to Participants or their Beneficiaries, the Internal Revenue Service and the Department of Labor.

          (c) Furnishing Trustee with Instructions. The Plan Administrator shall be responsible for furnishing the Trustee with written instructions regarding all contributions to the Trust, all distributions to Participants in accordance with ARTICLE 10 all withdrawals by Participants in accordance with
ARTICLE 12, all loans to Participants in accordance with ARTICLE 13 and all purchases of life insurance in accordance with ARTICLE 14. In addition, the Plan Administrator shall be responsible for furnishing the Trustee with any further information respecting the Plan which the Trustee may request for the performance of its duties or for the purpose of making any returns to the Internal Revenue Service or Department of Labor as may be required of the Trustee.

          (d) Rules and Decisions. The Plan Administrator may adopt such rules as it deems necessary, desirable, or appropriate in the administration of the Plan. All rules and decisions of the Plan Administrator shall be applied uniformly and consistently to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal counsel of the Employer, or the Trustee.

          (e) Application and Forms for Benefits. The Plan Administrator may require a Participant or Beneficiary to complete and file with it an application for a benefit, and to furnish all pertinent information requested by it. The Plan Administrator may rely upon all such information so furnished to it, including the Participant's or Beneficiary's current mailing address.

          (f) Facility of Payment. Whenever, in the Plan Administrator's opinion, a person entitled to receive a payment of a benefit or installment thereof is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, it may direct the Trustee to make payments to such person or to the legal representative or to a relative or friend of such person for that person's benefit, or it may direct the Trustee to apply the payment for the benefit of such person in such manner as it considers advisable.

     15.3 ALLOCATION OF DUTIES AND RESPONSIBILITIES. The Plan Administrator may, by written instrument, allocate among its members or employees any of its duties and responsibilities not already allocated under the Plan or may designate persons other than members or employees to carry out any of the Plan Administrator's duties and responsibilities under the Plan. Any such duties or responsibilities thus allocated must be described in the written instrument. If a person other than an Employee of the Employer is so designated, such person must acknowledge in writing his acceptance of the duties and responsibilities allocated to him.

     15.4 APPOINTMENT OF THE PLAN ADMINISTRATOR. The Employer shall designate in the Adoption Agreement the Plan Administrator who shall administer the Employer's Plan. Such Plan Administrator may consist of an individual, a committee of two or more individuals, whether or not, in either such case, the individual or any of such individuals are Employees of the Employer, a consulting firm or other independent agent, the Trustee (with its consent), or the Employer itself. The Plan Administrator shall be charged with the full power and the responsibility for administering the Plan in all its details. If no Plan Administrator has been appointed by the Employer, or if the person designated as Plan Administrator by the Employer is not serving as such for any reason, the Employer shall be deemed to be the Plan Administrator of the Plan. The Plan Administrator may be removed by the Employer, or may resign by giving notice in writing to the Employer, and in the event of the removal, resignation, or death, or other termination of service by the Plan Administrator, the Employer shall, as soon as practicable, appoint a successor Plan Administrator, such successor thereafter to have all of the rights, privileges, duties, and obligations of the predecessor Plan Administrator.

     15.5 EXPENSES. The Employer shall pay all expenses authorized and incurred by the Plan Administrator in the administration of the Plan except to the extent such expenses are paid from the Trust.

     15.6 LIABILITIES. The Plan Administrator and each person to whom duties and responsibilities have been allocated pursuant to section 15.3 may be indemnified and held harmless by the Employer with respect to any alleged breach of responsibilities performed or to be performed hereunder. The Employer and each Affiliated Employer shall indemnify and hold harmless the Sponsor against all claims, liabilities, fines, and penalties, and all expenses reasonably incurred by or imposed upon him (including, but not limited to, reasonable attorney's fees) which arise as a result of actions or failure to act in connection with the operation and administration of the Plan.

     15.7 CLAIMS PROCEDURE.

          (a) Filing a Claim. Any Participant or Beneficiary under the Plan may file a written claim for a Plan benefit with the Plan Administrator or with a person named by the Plan Administrator to receive claims under the Plan.

          (b) Notice of Denial of Claim. In the event of a denial or limitation of any benefit or payment due to or requested by any Participant or Beneficiary under the Plan ("claimant"), claimant shall be given a written notification containing specific reasons for the denial or limitation of his benefit. The written notification shall contain specific reference to the pertinent Plan provisions on which the denial or limitation of his benefit is based. In addition, it shall contain a description of any other material or information necessary for the claimant to perfect a claim, and an explanation of why such material or information is necessary. The notification shall further provide appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review. This written notification shall be given to a claimant within ninety (90) days after receipt of his claim by the Plan Administrator unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of said ninety (90) day period, and such notice shall indicate the special circumstances which make the postponement appropriate.

          (c)  Right of Review.    In the event of a denial or limitation of his
benefit, the claimant or his duly authorized representative shall be permitted to review pertinent documents and to submit to the Plan Administrator issues and comments in writing. In addition, the claimant or his duly authorized representative may make a written request for a full and fair review of his claim and its denial by the Plan Administrator; provided, however, that such written request must be received by the Plan Administrator (or its delegate to receive such requests) within sixty (60) days after receipt by the claimant of written notification of the denial or limitation of the claim. The sixty (60) day requirement may be waived by the Plan Administrator in appropriate cases.

          (d) Decision on Review. A decision shall be rendered by the Plan Administrator within sixty (60) days after the receipt of the request for review, provided that where special circumstances require an extension of time for processing the decision, it may be postponed on written notice to the claimant (prior to the expiration of the initial sixty (60) day period) for an additional sixty (60) days, but in no event shall the decision by rendered more than one hundred twenty (120) days after the receipt of such request for review. Any decision by the Plan Administrator shall be furnished to the claimant in writing and shall set forth the specific reasons for the decision and the specific Plan provisions on which the decision is based.

          (e) Court Action. No Participant or Beneficiary shall have the right to seek judicial review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits prior to filing a claim for benefits or exhausting his rights to review under this section.

                                   ARTICLE 16
                       AMENDMENT, TERMINATION AND MERGER

     16.1 SPONSOR'S POWER TO AMEND.     The Sponsor may amend any part of the
Plan. For purposes of Sponsor's amendments, the mass submitted shall be recognized as the agent of the Sponsor. If the Sponsor does not adopt the amendments made by the mass submitted, it will no longer be identical to or a minor modifier of the mass submitted plan.

     16.2 AMENDMENT BY ADOPTING EMPLOYER.

          (a)  The Employer may:

               (i)       change the choice of options in the Adoption Agreement;

               (ii) add overriding language in the Adoption Agreement when such language is necessary to satisfy section 415 or section 416 of the Code because of the required aggregation of multiple plans; and

               (iii) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed.

          (b) An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under section 412(d) of the Code, will no longer participate in this prototype plan and will be considered to have an individually designed plan.

     16.3 VESTING UPON PLAN TERMINATION.     In the event of the termination or
partial termination of the Plan, the Account balance of each affected Participant will be nonforfeitable.

     16.4 VESTING UPON COMPLETE DISCONTINUANCE OF CONTRIBUTIONS.    In the event
of a complete discontinuance of contributions under the Plan, the Account balance of each affected Participant will be nonforfeitable.

     16.5 MAINTENANCE OF BENEFITS UPON MERGER.    In the event of a merger or
consolidation with, or transfer of assets to any other plan, each Participant will receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) which is at least equal to the benefit the Participant was entitled to immediately before such merger, consolidation or transfer (if the Plan had been terminated).

     16.6 SPECIAL AMENDMENTS.      The Employer may from time to time make any
amendment to the Plan that may be necessary to satisfy section 415 or 416 of the Code. Any such amendment will be adopted by the Employer by completing overriding Plan language in the Adoption Agreement. In the event of such an agreement, the Employer must obtain a separate determination letter from the Internal Revenue Service to continue reliance on the Plan's qualified status.

                                   ARTICLE 17
                                 MISCELLANEOUS

     17.1 EXCLUSIVE BENEFIT OF PARTICIPANTS AND BENEFICIARIES.

          (a) All assets of the Trust shall be retained for the exclusive benefit of Participants and their Beneficiaries, and shall be used only to pay benefits to such persons or to pay the fees and expenses of the Trust. The assets of the Trust shall not revert to the benefit of the Employer, except as otherwise specifically provided in section 17.1(b).

          (b) To the extent permitted or required by ERISA and the Code, contributions to the Trust under this Plan are subject to the following conditions:

               (i) If a contribution or any part thereof is made to the Trust by the Employer under a mistake of fact, such contribution or part thereof shall be returned to the Employer within one (1) year after the date the contribution is made.

               (ii) In the event the Plan is determined not to meet the initial qualification requirements of section 401 of the Code, contributions made in respect of any period for which such requirements are not met shall be returned to the Employer within one (1) year after the Plan is determined not to meet such requirements, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

               (iii) Contributions to the Trust are specifically conditioned on their deductibility under the Code and, to the extent a deduction is disallowed for any such contribution, such amount shall be returned to the Employer within one (1) year after the date of the disallowance of the deduction.

     17.2 NONGUARANTEE OF EMPLOYMENT. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

     17.3 RIGHTS TO TRUST ASSETS. No Employee, Participant, or Beneficiary shall have any right to, or interest in, any assets of the Trust upon termination of employment or otherwise, except as provided under the Plan. All payments of benefits under the Plan shall be made solely out of the assets of the Trust.

     17.4 NONALIENATION OF BENEFITS. No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

     17.5 AGGREGATION RULES.

          (a) Except as provided in ARTICLE 6, all Employees of the Employer or any Affiliated Employer will be treated as employed by a single employer.

          (b) If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy sections 401(a) and (d) of the Code for the Employees of this and all other trades or businesses.

          (c) If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

          (d) If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

          (e) For purposes of paragraphs (b), (c) and (d), an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

               (i) own the entire interest in an unincorporated trade or business; or

               (ii) in the case of a partnership, own more than fifty percent (50%) of either the capital interest or the profits interest in the partnership.

          For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning an interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

     17.6 FAILURE OF QUALIFICATION. If the Employer's plan fails to attain or retain qualification, such plan will no longer participate in this master/prototype plan and will be considered an individually designed plan.

     17.7 APPLICABLE LAW. Except to the extent otherwise required by ERISA, as amended, this Plan shall be construed and enforced in accordance with the laws of the state in which the Employer's principal place of business is located, as specified in the Adoption Agreement.

                             DETERMINATION LETTERS

INTERNAL REVENUE SERVICE                                              Department of the Treasury

Description: Prototype Standardized Profit Sharing Plan
50241605001 Case: 9012605  EIN: 74-1894784
01 Plan: 001  Letter Serial No: D248294a
                                                                      Washington D.C.  20224

                                                                      Person to Contact: Ms. Arrington

     AIM DISTRIBUTORS, INC.                                           Telephone Number: (202) 566-4576

     ELEVEN GREENWAY PLAZA                                            Refer Reply to: E:EP:Q:ICU
     SUITE 1919
     HOUSTON, TX   77046                                              Date:     07/10/90


Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). An employer who adopts this plan will be considered to have a plan qualified under Code section 401(a) provided all the terms of the plan are followed, and the eligibility requirements and contribution or benefit provisions are not more favorable for officers, owners, or highly compensated employees than for other employees. Except as stated below, the Key District Director will not issue a determination letter with regard to this plan.

Our opinion does not apply to the form of the plan for purposes of Code section 401(a)(16) if: (1) an employer ever maintained another qualified plan for one or more employees who are covered by this plan, other than a specified paired plan within the meaning of section 7 of Rev. Proc. 89-9, 1989-6 I.R.S. 14; or
(2) after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3). In such situations, the employer should request a determination as to whether the plan, considered with all related qualified plans and, if appropriate, welfare benefit funds, satisfies the requirements of Code section 401(a)(16) as to limitations on benefits and contributions in Code section 415.

The plan identified above is not a replacement plan as defined in section 3.10 of Rev. Proc. 89-9, 1989-6 I.R.S. 14. Therefore, an adopting employer may not rely on this opinion letter to extend the remedial amendment period under section 401(b) of the Code and regulations thereunder.

If you, the plan sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the plan sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the plan sponsor. The plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of the plan.

                              Sincerely yours,

                              /s/ [ILLEGIBLE]
                              Chief, Employee Plans Qualifications Branch

Internal Revenue Service                                              Department of the Treasury

Plan Description: Prototype Standardized Money Purchase Pension Plan
M: 50241605001-002  Case: 9812606  EIN: 74-1894784
BPD: 01  Plan: 802  Letter Serial No: D248295a

                                                                      Washington DC 20224

                                                                      Person to Contact: Ms. Arrington
     AIM DISTRIBUTORS INC
                                                                      Telephone Number: (202) 566-4576
     ELEVEN GREENWAY PLAZA
     SUITE 1919                                                       Refer Reply to: E:EP:Q:ICU
     HOUSTON, TX  77046
                                                                      Date:     07/10/90

Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). An employer who adopts this plan will be considered to have a plan qualified under Code section 401(a) provided all the terms of the plan are followed, and the eligibility requirements and contribution or benefit provisions are not more favorable for officers, owners, or highly compensated employees than for other employees. Except as stated below, the Key District Director will not issue a determination letter with regard to this plan.

Our opinion does not apply to the form of the plan for purposes of Code section 401(a)(16). If: (1) an employer ever maintained another qualified plan for one or more employees who are covered by this plan, other than a specified paired plan within the meaning of section 7 of Rev. Proc. 89-9, 1989-6 I.R.S. 14; or
(2) after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3). In such situations, the employer should request a determination as to whether the plan, considered with all related qualified plans and, if appropriate, welfare benefit funds, satisfies the requirements of Code section 401(a)(16) as to limitations on benefits and contributions in Code section 415.

The plan identified above is not a replacement plan as defined in section 3.10 of Rev. Proc. 89-9, 1989-6 I.R.S. 14. Therefore, an adopting employer may not rely on this opinion letter to extend the remedial amendment period under section 401(b) of the Code and regulations thereunder.

If you, the plan sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the plan sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the plan sponsor. The plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                              Sincerely yours,


                              /s/ [ILLEGIBLE]
                              Chief, Employee Plans Qualifications Branch

                                TRUST AGREEMENT

                      PROTOTYPE DEFINED CONTRIBUTION TRUST

                          INVESTMENT COMPANY INSTITUTE
                      PROTOTYPE DEFINED CONTRIBUTION TRUST


                               TABLE OF CONTENTS


ARTICLE                                                                 PAGE
-------                                                                 ----

ARTICLE I            ACCOUNTS

                     1.1      Establishing Accounts                        4
                     1.2      Charges Against Accounts                     4
                     1.3      Prospectus to be Provided                    4

ARTICLE II          RECEIPT OF CONTRIBUTIONS                               4

ARTICLE III         INVESTMENT POWERS OF THE TRUSTEE

                    3.1       Investment of Account Assets                 4
                    3.2       Directed Investments                         5
                    3.3       General Investment Powers                    5
                    3.4       Investment in Combined Funds                 5
                    3.5       Other Powers of the Trustee                  6
                    3.6       General Powers                               6
                    3.7       Valuation of Trust                           6
                    3.8       Bonding                                      6
                    3.9       Duties not Assigned                          6

ARTICLE IV          DISTRIBUTIONS FROM A PARTICIPANT'S ACCOUNT             6

ARTICLE V           REPORTS OF THE TRUSTEE AND THE PLAN ADMINISTRATOR      7

ARTICLE VI          TRUSTEE'S FEES AND EXPENSES OF THE TRUST               7

ARTICLE VII         DUTIES OF THE EMPLOYER AND THE PLAN ADMINISTRATOR

                    7.1       Information and Data to be Furnished         7
                              the Trustee
                    7.2       Limitation of Duties                         7

ARTICLE VIII        LIABILITY OF THE TRUST

                    8.1       Trustee's Liability                          7

ARTICLE IX          DELEGATION OF POWERS

                    9.1       Delegation by the Trustee                    8
                    9.2       Delegation with Employer Approval            8

ARTICLE X           AMENDMENT                                              8

ARTICLE XI          RESIGNATION OR REMOVAL OF TRUSTEE                      8

ARTICLE XII         TERMINATION OF THE TRUST

                    12.1      Term of the Trust                            9
                    12.2      Termination by the Trustee                   9

ARTICLE XIII         MISCELLANEOUS

                     13.1     No Diversion of Assets                       9
                     13.2     Notices                                      9
                     13.3     Multiple Trustees                            9
                     13.4     Conflict with Plan                           9
                     13.5     Applicable Law                               9
                     13.6     Returned Contributions                       9
                     13.7     General Undertaking                          9
                     13.8     Invalidity of Certain Provisions             9
                     13.9     Counterpart Originals                        9

                                TRUST AGREEMENT

     The employer identified at the end of this Trust Agreement (the "Employer") has established a prototype Money Purchase Pension and/ or Profit Sharing Plan sponsored by the AIM Family of Funds (the "Plan") for the benefit of Participants therein pursuant to section 401 of the Internal Revenue Code of 1986. As part of the Plan, the Employer has requested such person or persons (individual, corporate, or other entity), as may be designated in the Adoption Agreement, to serve as Trustee pursuant to the Trust established for the investment of contributions under the Plan upon the terms and conditions set forth in this Trust Agreement.

     Unless the context of this Trust Agreement clearly indicates otherwise, the terms defined in ARTICLE 2 of the Plan entered into by the Employer, of which this Trust Agreement forms a part, shall, when used herein, have the same meaning as in the Plan.

                                   ARTICLE I

                                   ACCOUNTS

     1.1 ESTABLISHING ACCOUNTS. The Trustee shall open and maintain a Trust account for the Plan and, as part thereof, Participants' Accounts for such individuals as the Plan Administrator shall, from time to time, give written notice to the Trustee as being Participants in the Plan. The Trustee shall also open and maintain such other subaccounts as may be appropriate or desirable to aid in the administration of the Plan. Separate subaccounts shall be maintained for each Participant and shall be credited with the contributions made by the Employer and with forfeitures allocated to each such Participant pursuant to the Plan (and all earnings thereon). If nondeductible voluntary contributions by Participants are permitted by the Plan, the Trustee shall open and maintain as a part of the Trust a separate subaccount for each Participant who makes such nondeductible voluntary contributions, each such subaccount to be credited with the Participant's voluntary contributions (and all earnings attributable to such contributions). If trustee transfers or rollover contributions from another qualified plan are received, the Trustee shall open and maintain a separate rollover subaccount for each Participant, each such subaccount to be credited with the Participant's trustee transfers or rollover contributions (and all earnings attributable to such contributions).

     1.2 CHARGES AGAINST ACCOUNTS. Upon receipt of written instructions from the Plan Administrator, the Trustee shall charge the appropriate subaccount of the Participant for any withdrawals or distributions made under the Plan and any forfeiture, which may be required under the Plan, of unvested interests attributable to Employer Contributions. The Plan Administrator will give written instructions to the Trustee specifying the manner in which Employer Contributions and any forfeiture of the nonvested portion of Accounts, as allocated by the Plan Administrator in accordance with the provisions of the Plan, are to be credited to the various Accounts maintained for Participants.

     1.3 PROSPECTUS TO BE PROVIDED. The Plan Administrator shall ensure that a Participant who makes a nondeductible voluntary contribution has previously received or receives a copy of the then current prospectus relating to the Shares. Delivery of such a nondeductible voluntary contribution, pursuant to the provisions of the Plan by the Plan Administrator to the Trustee shall entitle the Trustee to assume that the Participant has received such a prospectus.

                                   ARTICLE II

                            RECEIPT OF CONTRIBUTIONS

     The Trustee shall accept and hold in the Trust contributions made by the Employer and Participants under the Plan. The Plan Administrator shall give written instructions to the Trustee specifying the Participants' Accounts to which contributions are to be credited, the amount of each such credit which is attributable to Employer Contributions, and the amount, if any, which is attributable to the Participant's nondeductible voluntary contributions. If written instructions are not received by the Trustee, or is such instructions are received but are deemed by the Trustee to be unclear, upon notice to the Employer and Plan Administrator, the Trustee may elect to hold all or part of any such contribution in cash, without liability for rising security prices or distributions made, pending receipt by it from the Plan Administrator of written instructions or other clarification, or the Trustee may return the contribution to the Employer. If any contributions or earnings are less than any minimum which the then current prospectus for the Shares requires, the Trustee may hold the specified portion of contributions or earnings in cash, without interest, until such time as the proper amount has been contributed or earned so that the investment in the Shares required under the Plan may be made. All payments to the Trust shall be remitted in U.S. currency or other property to the Trustee at the address specified by it. Any payments not in U.S. currency may, in the sole discretion of the Trustee, be refused.

                                  ARTICLE III

                        INVESTMENT POWERS OF THE TRUSTEE

     3.1 INVESTMENT OF ACCOUNT ASSETS. The Trustee shall invest the amount of each contribution made hereunder and all earnings on the Trust in full and fractional Shares in accordance with the current prospectus for such Shares, in such amounts and proportions as shall from time to time be designated by the Plan Administrator on forms provided by the Sponsor, and shall credit such Shares to the Accounts of each Participant on whose behalf or by whom the contributions are made and any forfeitures are allocated. All dividends and capital gain distributions received on the Shares held by the Trustee in each Account, shall, if received in cash, be reinvested in such Shares in accordance with the current prospectus for such Shares and shall in any event be credited to such Account. If any distribution on Shares may be received at the election of the shareholder in additional Shares, the Trustee shall so elect. The Trustee shall deliver, or cause to be executed and delivered, to the Plan
Administrator, all notices, prospectuses, financial statements, proxies, and proxy soliciting materials relating to Shares held hereunder. The Trustee shall not vote any of the Shares held hereunder, except in accordance with the written instructions of the Plan Administrator. If no such written instructions are received, such Shares shall not be voted. The obligations of the Trustee hereunder may be delegated by it as provided in Sections 9.1 and 9.2.

     The Trustee shall sell Shares and purchase Shares to accomplish any change in investments desired by the Employer as indicated on any amended Adoption Agreement or other instructions in accordance with the terms of the Plan.

     Notwithstanding the above, if periodic payments are being made to a Participant pursuant to ARTICLE IV hereof, any dividends received on Shares held in such Participant's Account, which dividends are invested at an offering price which includes a sales charge, need not be invested in additional Shares but may be held for distribution to the Participant in periodic payments. In such instances, the Trustee may make any election necessary to receive any such dividends in cash.

     3.2 DIRECTED INVESTMENTS. When so instructed by the Plan Administrator, the Trustee shall invest all or any portion of the individual Account of any Participant in accordance with the direction of the Employer or such Participant in lieu of participation in the general assets of the Trust. Such directed investments shall be accounted for separately for each Participant. Except as otherwise provided herein, the Trustee shall not have any discretion, and is specifically prohibited from exercising any control or discretion, with respect to such directed investments. Each Participant who directs the investment of his Account shall be solely and absolutely responsible for the investment or reinvestment of all directed investment assets held on is behalf in Trust, and, except as otherwise provided herein, the Trustee shall not question any such direction, review any securities or other such assets, or make suggestions with respect to the investment, retention or disposition of any such assets; provided that:

          (a) If any contributions are transmitted to otherwise received or held as directed investment assets without investment directions from the Participant, the Trustee shall retain such amounts in a noninterest-bearing savings account in a federally insured institution for the benefit of the Participant.

          (b) The Trustee may establish such reasonable rules and regulations, applied on a uniform basis to all Participants, with respect to the requirements for, and the form and manner of, effectuating any transaction with respect to directed investment assets including, without limitation, minimum amounts, rules applicable to conversion of directed investments into general assets of the Trust, and appropriate adjustments (based on fair market values) to Accounts to reflect any such conversion, as the Trustee shall determine to be consistent with the purposes of the Plan. Any such rules and regulations shall be binding upon all persons interested in the Trust.

          (c) The Trustee may establish a procedure for the periodic review of directed investment assets to determine, in light of the facts and circumstances reasonably known to it, whether any actual or proposed investment of such assets constitutes or would constitute a prohibited transaction as that term is defined in sections 406-408 of ERISA and the corresponding provisions of the Code. If the Trustee determines that any investment constitutes or would constitute a prohibited transaction, the Trustee shall promptly communicate this determination to the Plan Administrator, and shall recommend that the investment be prevented or disposed of, as the case may be, and may recommend any other action authorized or required by law, to prevent or remedy the transaction.

          (d) In accordance with and pursuant to uniform and nondiscriminatory rules established under and in accordance with the Plan, the Trustee may deny the Plan Administrator's application to allow a directed investment proposed by a Participant.

          (e) Notwithstanding anything herein to the contrary, in no event shall the Trustee engage in any transaction that would be prohibited under ERISA.

     3.3 GENERAL INVESTMENT POWERS. Subject to any investment limitations or minimum requirements for investments in Shares imposed by the Sponsor, and subject to investment instructions given by the Plan Administrator, the Trustee shall be authorized and empowered to invest and reinvest all or any part of the Trust in any property, real or personal or mixed, including, but not being limited to, capital or common stock (whether voting or nonvoting or whether or not currently paying a dividend), preferred or preference stock (whether voting or nonvoting or whether or not paying a dividend), Shares of regulated investment companies, convertible securities, corporate and governmental obligations, leaseholds, ground rents, mortgages, and other interests in realty, trust, and participation certificates, oil, mineral or gas properties, royalty interests or rights, including equipment pertaining thereto, notes and other evidences of indebtedness or ownership, secured or unsecured, contracts, choses in action, and warrants, and other instruments entitling the owner thereof to subscribe to or purchase any of the aforesaid. Subject to any investment limitations or requirements imposed by the Sponsor relating to the type of permissible investments in the Trust or the minimum percentage of Trust assets to be invested in Shares, and subject to the provisions of ARTICLE VIII hereof, in making and retaining such investments and reinvestments pursuant hereto, the Trustee shall not be bound as to the character of any investments by any statute, rule of court, or custom governing the investment of Trust funds.

     3.4 INVESTMENT IN COMBINED FUNDS. If the Trustee is a banking institution, subject to any investment limitations or minimum requirements for investment in Shares imposed by the Sponsor, and subject to investment instructions given by the Plan Administrator, it may, subject to the election of the Sponsor or the Employer, cause funds of this Trust to be invested in its commingled funds for qualified employee benefit plan trusts and such commingled funds are hereby adopted and made a part of the Plan of which this Trust is a part, and any funds of this Trust invested in any such commingled funds shall be subject to all the provisions thereof, as the same may be amended from time to time.

     3.5 OTHER POWERS OF THE TRUSTEE. The Trustee is authorized and empowered with respect to the Trust:

          (a) Subject to any investment limitations or minimum requirements for investment in Shares imposed by the Sponsor, and subject to investment instructions given by the Plan Administrator, to sell, exchange, convey, transfer, or otherwise dispose of, either at public or private sale, any property, real or personal or mixed, at any time held by it, for such consideration and on such terms and conditions as to credit or otherwise as the Trustee may deem best.

          (b) Subject to the provisions of section 3.1, to vote in person or by proxy any stocks, bonds, or other securities held by it; to exercise any options appurtenant to any stocks, bonds, or other securities, or to exercise any rights to subscribe for additional stocks, bonds, or other securities, and to make any and all necessary payments therefor, to join in, or to dissent from, and to oppose, the reorganizations, consolidation, liquidation, sale, or merger of corporations, or properties in which if may be interested as Trustee, upon such terms and conditions as it may deem wise.

          (c) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

          (d) To register any investment held in the Trust in the name of the Trust or in the name of a nominee, and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

          (e) To employ suitable agents and counsel (who may also be agents and/or counsel for the Employer or the Sponsor) and to pay their reasonable expenses and compensation.

          (f) To borrow or raise monies for the purpose of the Trust from any source and, for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust fund, but nothing herein contained shall obligate the Trustee to render itself liable individually for the amount of any such borrowing; and no person loaning money to the Trustee shall be bound to see the application of money loaned or to inquire into the validity or propriety of any such borrowing.

     Each and all of the foregoing powers may be exercised without a court order or approval. No one dealing with the Trustee need inquire concerning the validity or propriety of anything that is done or need see to the application of any money paid or property transferred to or upon the order of the Trustee.

     3.6 GENERAL POWERS. The Trustee shall have all of the powers necessary or desirable to do all acts, take all such proceedings, and exercise all such rights and privileges, whether or not expressly authorized herein, which it may deem necessary or proper for the administration and protection of the property of the Trust and to accomplish any action provided for in the Plan.

     3.7 VALUATION OF TRUST. The Trustee, as of the Valuation Date, and at such other time or times as it determines, shall determine the net worth of the assets of the Trust. In determining such net worth, the assets of the Trust shall be evaluated at their fair market value and all expenses shall be deducted. The Trustee may adopt such methods of valuation as it deems advisable.

     3.8 BONDING. Except to the extent otherwise required by law, the Trustee shall not be required to obtain any bonds in connection with its duties hereunder. The cost of any bond obtained may be charged as an expense of the Trust, but if not so charged, shall be paid by the Employer.

     3.9 DUTIES NOT ASSIGNED. The duties of the Trustee with respect to the Plan are limited to those assumed by the Trustee by the terms of this Trust. The Trustee shall not be deemed, by virtue hereof, to be the administrator or sponsor of the Plan, and shall not be responsible for filing reports, returns or disclosures with any government agency except as may otherwise be required by its duties as Trustee under applicable law.

                                   ARTICLE IV
                   DISTRIBUTIONS FROM A PARTICIPANT'S ACCOUNT

     Distributions from the Trust shall be made by the Trustee in accordance with proper written directions of the Plan Administrator in accordance with the provisions of section 15.2 of the Plan, and the Plan Administrator shall have the sole responsibility for determining that the directions given conform to provisions of the Plan and applicable law, including (without limitation) responsibility for calculating the vested interests of the Participant, for calculating the amounts payable to a Participant pursuant to ARTICLE 11 of the Plan, and for determining the proper person to whom benefits are payable under the Plan. Except to the extent otherwise provided in the Plan, the interest of Participants and Beneficiaries in the Trust and in the net earnings and profits thereof may not be assigned or used by a Participant or Beneficiary as collateral for a loan and shall not be subject to garnishment, attachment, levy or execution of any kind for the debts or defaults of the Trustee or of any person, natural or legal, having interest in the Trust.

                                   ARTICLE V
               REPORTS OF THE TRUSTEE AND THE PLAN ADMINISTRATOR

     The Trustee shall keep accurate and detailed records of all receipts, investments, disbursements, and other transactions required to be performed hereunder with respect to the Trust. The Trustee shall file with the Plan Administrator a written report or reports reflecting the receipts, disbursements, and other transactions effected by it with respect to the Trust during such Plan Year and the assets and liabilities of the Trust at the close of the Plan Year. Such report or reports shall be open to inspection by any Participant for a period of one hundred eighty (180) days immediately following the date on which it is filed with the Plan Administrator. Except as otherwise prescribed by ERISA, upon the expiration of such one hundred eighty (180) day period, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to its acts, transactions, duties, obligations, or responsibilities as shown in or reflected by such report, except with respect to any such acts or transactions as to which the Plan Administrator shall have filed written objections with the Trustee within such one hundred eighty (180) day period, and except for willful misconduct or lack of good faith on the part of the Trustee.

                                   ARTICLE VI
                    TRUSTEE'S FEES AND EXPENSES OF THE TRUST

     The Trustee's fees for performing its duties hereunder shall be such reasonable amounts as shall be established by it from time to time. The Trustee shall furnish the Employer with its current schedule of fees and shall give written notice to the Employer whenever its fees are changed or revised. Such fees, any taxes of any kind whatsoever which may be levied or assessed upon or in respect of the Trust, to the extent incurred by the Trustee and any and all reasonable expenses incurred by the Trustee in the performance of its duties, including fees for legal services rendered to the Trustee, shall, unless paid by the Employer, be paid from the Trust in the manner provided in the Plan.

     Unless paid by the Employer, all fees of the Trustee and taxes and other expenses charged to a Participant's Account may be collected by the Trustee from the amount of any contribution to be credited or distribution to be charged to such Account or may be paid by redeeming or selling assets credited to such Account.

                                 ARTICLE VII
               DUTIES OF THE EMPLOYER AND THE PLAN ADMINISTRATOR

     7.1 INFORMATION AND DATA TO BE FURNISHED THE TRUSTEE. In addition to making the contributions called for in ARTICLE II hereof, the Employer, through the Plan Administrator, agrees to furnish the Trustee with such information and data relative to the Plan as is necessary for the proper administration of the Trust established hereunder.

     7.2 LIMITATION OF DUTIES. Neither the Employer nor any of its officers, directors, or partners, nor the Plan Administrator shall have any duties or obligations with respect to this Trust Agreement, except those expressly set forth herein and in the Plan.

                                  ARTICLE VIII
                             LIABILITY OF THE TRUST

     8.1  TRUSTEE'S LIABILITY

          (a) The Employer shall indemnify and save the Trustee (including its affiliates, representatives and agents) harmless from and against any liability, cost or other expense, including, but not limited to, the payment of attorneys' fees that the Trustee may incur in connection with this Trust Agreement or the Plan unless such liability, cost or other expense (whether direct or indirect) arises from the Trustee's own willful misconduct or gross negligence. The Employer recognizes that a burden of litigation may be imposed upon the Trustee as a result of some act or transaction for which it has no responsibility or over which it has no control under this Trust Agreement. Therefore, the Employer agrees to indemnify and hold harmless and, if requested, defend the Trustee (including its affiliates, representatives and agents) from any expenses (including counsel fees, liabilities, claims, damages, actions, suits or other charges) incurred by the Trustee in prosecuting or defending against any such litigation.

          (b) The Trustee shall not be liable for, and the Employer will indemnify and hold harmless the Trustee (including its affiliates, representatives and agents) from and against all liability or expense (including counsel fees) because of (i) any investment action taken or omitted by the Trustee in accordance with any direction of the Employer or a Participant, or investment inaction in the absence of directions from the Employer or a Participant or (ii) any investment action taken by the Trustee pursuant to an order to purchase or sell securities placed by the Employer or a Participant directly with a broker, dealer or issuer. It is understood that although, when the Trustee is subject to the direction of the Employer or a Participant the Trustee will perform certain ministerial duties with respect to the portion of the Fund subject to such direction (the "Directed Fund"), such duties do not involve the exercise of any discretionary authority or other authority to manage and control assets of the Directed Fund and will be performed in the normal course of business by officers and employees of the Trustee or its affiliates, representatives or agents who may be unfamiliar with investment management. It is agreed that the Trustee is not undertaking any duty or obligation, express or implied, to review, and will not be deemed to have any knowledge of or responsibility with respect to, any transaction involving the investment of the Directed Fund as a result of the performance of its ministerial duties. Therefore, in the event that "knowledge" of the Trustee shall be a prerequisite to imposing a duty upon or determining liability of the Trustee under the Plan or this Trust or any law or regulation regulating the conduct of the Trustee with respect to the Directed Fund, as a result of any act or omission of the Employer or any Participant, or as a result of any transaction engaged in by any of them, then the receipt and processing of investment orders and other documents relating to Plan assets by an officer or other employee of the Trustee or its affiliates, representatives or agents engaged in the performance of purely ministerial functions shall not constitutes "knowledge" of the Trustee.

          (c) Notwithstanding the foregoing provisions of this Trust Agreement, the Trustee shall discharge its duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Any investment selected by the Trustee without specific direction from the Employer shall be selected to diversify the investments of the Trust fund so as to minimize the risk of large losses, unless in the circumstances it is clearly prudent not to do so. The Trustee shall perform its duties in accordance with this Trust Agreement insofar as this Trust Agreement is consistent with the provisions of ERISA. To the extent not prohibited by ERISA, the Trustee shall not be responsible in any way for any action or omission of the Employer or the Plan Administrator with respect to the performance of their duties and obligations set forth in the Plan. To the extent not prohibited by ERISA, the Trustee shall not be responsible for any action or omission of any of its agents, or with respect to reliance upon advice of its counsel (whether or not such counsel is also counsel to the Employer or to the Plan Administrator), provided that such agents or counsel were prudently chosen by the Trustee and that the Trustee relied in good faith upon the action of such agent or the advice of such counsel. The Trustee shall be indemnified and held harmless by the Employer against liability or losses occurring by reason of any act or omission of the Trustee under this Trust Agreement, unless such act or omission is due to its own willful nonfeasance, malfeasance, or misfeasance or other breach of duty under ERISA, to the extent that such indemnification does not violate ERISA or any other federal or state laws.

                                   ARTICLE IX
                              DELEGATION OF POWERS

     9.1 DELEGATION BY THE TRUSTEE. With respect to Shares held by the Plan, the Trustee hereby delegates to the custodian or other agent designated by the Sponsor the functions designated in (a) through (d) hereunder, other than the investment, management or control of the Trust assets. With respect to assets other than Shares, the Trustee may delegate in writing pursuant to a procedure permitted and established by the Sponsor, to a person (individual, corporate, or other entity) designated by the Sponsor as an agent or custodian, any of the powers or functions of the Trustee hereunder other than the investment, management or control of the Trust assets, including (without limitation):
          (a)  custodianship of all or any part of the assets of the Trust;
          (b) maintaining and accounting for the Trust and for Participants and other Accounts as a part thereof;
          (c)  distribution of benefits as directed by the Plan Administrator;
          and
          (d)  Preparation of the annual report on the status of the Trust.
     The agent or custodian so appointed may act as agent for the Trustee, without investment responsibility, for fees to be mutually agreed upon by the Employer and the agent or custodian and paid in the same manner as Trustee's fees. The Trustee shall not be responsible for any act or omission of the agent or custodian arising from any such delegation, except to the extent provided in ARTICLE VIII.

     9.2 DELEGATION WITH EMPLOYER APPROVAL. The Trustee (whether or not a bank or trust company) and the Employer may, by mutual agreement, arrange for the delegation by the Trustee to the Plan Administrator or any agent of the Employer of any powers of functions of the Trustee hereunder other than the investment and custody of the Trust assets. The Trustee shall not be responsible for any act or omission of such person or persons arising from any such delegation, except to the extent provided in ARTICLE VIII.

                                   ARTICLE X
                                   AMENDMENT

     As provided in section 16.1 of the Plan, and subject to the limitations set forth herein, the prototype Adoption Agreement, Plan and Trust Agreement may be amended at any time, in whole or in part, by the Sponsor. The Trustee hereby delegates authority to the Sponsor, and to any successor Sponsor, to so amend the prototype Adoption Agreement, Plan and Trust Agreement and the Trustee hereby agrees that it shall be deemed to have consented to any amendment so made which does not increase the duties of the Trustee without its consent.

                                   ARTICLE XI
                       RESIGNATION OR REMOVAL OF TRUSTEE

     The Trustee may resign at any time upon thirty (30) days notice in writing to the Employer, and may be removed by the Sponsor or Employer at any time upon thirty (30) days notice in writing to the Trustee. Upon such resignation or removal, the Sponsor or Employer shall appoint a successor Trustee or Trustees. Upon receipt by the Trustee of written acceptance of such appointment by the successor Trustee, the Trustee shall transfer and pay over to such successor the assets of the Trust and all records pertaining thereto, provided that any successor Trustee shall agree not to dispose of any such records without the Trustee's consent. The successor Trustee shall be entitled to rely upon all accounts, records, and other documents received by it from the Trustee, and shall not incur any liability whatsoever for such reliance. The Trustee is authorized, however, to reserve such sum of money or property as it may deem advisable for payment of all its fees, compensation, costs, and expenses, or for payment of any other liabilities constituting a charge on or against the reasonable assets of the Trust or on or against the Trustee, with any balance of such reserve remaining after the payment of all such items to be paid over to the successor Trustee. Upon the assignment, transfer, and payment over of the assets of the Trust, and obtaining a receipt thereof from the successor Trustee, the Trustee shall be released and discharged from any and all claims, demands, duties, and obligations arising out of the Trust and its management thereof, excepting only claims based upon the Trustee's willful misconduct or lack of good faith. The successor Trustee shall hold the assets paid over to it under terms similar to those of this Trust Agreement under a trust that will qualify under section 401 of the Code. If within thirty (30) days after the Trustee's resignation or removal, the Employer or Sponsor has not appointed a successor Trustee which has accepted such appointment, the Trustee may apply to a court of competent jurisdiction for appointment or a successor or appoint such successor itself.

                                  ARTICLE XII
                            TERMINATION OF THE TRUST

     12.1 TERM OF THE TRUST. This Trust shall continue as to the Employer so long as the Plan is in full force and effect. If the Plan ceases to be in full force and effect, this Trust shall thereupon terminate unless expressly extended by the Employer.

                                  ARTICLE XIII
                                 MISCELLANEOUS

     13.1 NO DIVERSION OF ASSETS. At no time shall it be possible for any part of the assets of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries or revert to the Employer, except as specifically provided in the Plan or this Trust Agreement.

     13.2 NOTICES. Any notice from the Trustee to the Employer or from the Employer to the Trustee provided for in the Plan and Trust shall be effective if sent by first class mail to their respective last address of record.

     13.3 MULTIPLE TRUSTEES. In the event that there shall be two (2) or more of the Trustees serving hereunder, any action taken or decision made by any such Trustee may be taken or made by a majority of them with the same effect as if all had joined therein, if there be more than two (2), or unanimously if there be two (2).

     13.4 CONFLICT WITH PLAN. In the event of any conflict between the provisions of the Plan and those of this Trust Agreement, the Plan shall prevail.

     13.5 APPLICABLE LAW.     Except to the extent otherwise required by ERISA,
as amended, this Trust Agreement shall be construed in accordance with the laws of the state where the Trustee has its principal place of business.

     13.6 RETURNED CONTRIBUTIONS.
          (a) A contribution made by the Employer by a mistake of fact shall, if the Administrator so directs, be returned to the Employer within one (1) year after its repayment. The Administrator shall, in its sole discretion, determine whether the contribution was made by mistake of fact based upon such evidence as it deems appropriate.
          (b) A contribution made by the Employer that is conditioned on deductibility under section 404 of the Code shall, to the extent such deduction is disallowed, be returned to the Employer within one (1) year after the disallowance, if the Administrator so directs.

     13.7 GENERAL UNDERTAKING.     All parties to this Trust and all persons
claiming any interest whatsoever hereunder agree to perform any and all acts and execute any and all documents and papers which may be necessary or desirable for the carrying out of the Trust or any of its provisions.

     13.8 INVALIDITY OF CERTAIN PROVISIONS. If any provision of this Trust shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Trust shall be construed and enforced as if such provisions had not been included.

     13.9 COUNTERPART ORIGINALS.   This Trust may be executed in one or more
counterpart originals.

     IN WITNESS WHEREOF, the Employer and the Trustee(s) have signed this Trust effective as of the date specified in the Adoption Agreement.


                                             ----------------------------
Attest:                                           [NAME OF EMPLOYER]


          ------------------ BY: ---------------------
             Secretary              President

                                                       TRUSTEE(S)

                                             ----------------------------

                                             ----------------------------

                                         -------------------------------------

              )
              ) SS
              )


    I,_______________________________________,  a notary public in and for the jurisdiction above named, do hereby certify that _____________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

did personally appear before me and do acknowledge that they executed the foregoing Trust as their free act and deed.

    Subscribed and sworn to before me this_____ day of ______________, 19____.



                                        -------------------------------------
                                                    Notary Public

My Commission
Expires:
        --------------------

                                EMPLOYEE NOTICES

SPD, Pension and Welfare Benefits Administration
Room N-5644
U.S. Department of Labor
200 Constitution Avenue N.W.
Washington, DC 20210

Re:

Dear Sir or Madam:

Enclosed is a copy of the _____________ Summary Plan Description.  This copy is
                           (Plan Name)
respectfully being submitted to Department of Labor in order to satisfy the disclosure requirements of ERISA for Qualified Plans.

Should you have any questions, please feel free to contact me at your earliest convenience.

Sincerely,




Plan Sponsor

                                      MODEL
                            SUMMARY PLAN DESCRIPTION
                                     OF THE


                         -------------------------------
                            [INSERT NAME OF EMPLOYER)


                              PROFIT SHARING PLAN









Copyright 1990 Investment Company Institute March 1990


                                TABLE OF CONTENTS
                                                                                     Page
I.   INTRODUCTION ...........................................................         3

II.  DESCRIPTION OF PLAN BENEFITS AND REQUIREMENTS ..........................         3

     A.    Terms With Special Meanings ......................................         3
     B.    Participation ....................................................         4
     C.    Individual Accounts ..............................................         4
     D.    Contributions ....................................................         4
     E.    Allocations ......................................................         5
     F.    Vesting ..........................................................         7
     G.    Forfeitures ......................................................         8
     H.    Distributions of Benefits ........................................         8
     I.    Investment of Plan Assets ........................................         9
     J.    Withdrawals ......................................................        10
     K.    Loans ............................................................        10
     L.    Insurance ........................................................        10

III. CLAIMS PROCEDURE .......................................................        11

IV.  CHANGES TO THE PLAN ....................................................        11

V.   GENERAL INFORMATION ....................................................        11

VI.  NON-APPLICATION OF PBGC GUARANTEES .....................................        12

VII. SPECIAL RIGHTS UNDER ERISA .............................................        12

                                      MODEL
                            SUMMARY PLAN DESCRIPTION
                                     OF THE
                         -------------------------------
                            (INSERT NAME OF EMPLOYER)
                               PROFIT SHARING PLAN

I.   INTRODUCTION



     _____________________________[INSERT NAME OF EMPLOYER] (the "Employer") is
pleased to be able to provide you with the ____________________ [INSERT NAME OF EMPLOYER] Profit Sharing Plan (the "Plan" or the "Profit Sharing Plan"). The Plan is effective as of ________________________________[INSERT EFFECTIVE DATE].


          The Plan is a defined contribution plan, to which the Employer makes contributions to an account held in your name. With this type of plan, the retirement benefit you receive will depend on the investment performance of the amounts that are in your account. The Plan is designed to provide retirement income to employees who remain with the Employer until retirement and to those who have a vested interest in their account when they terminate their employment with the Employer.

          Only the main features of the Plan am explained in this Summary Plan Description. Any questions which are not answered here should be referred to _________________________________________________(INSERT NAME OF DEPARTMENT OR
PERSONNEL RESPONSIBLE FOR PARTICIPANT INFORMATION), if there is any inconsistency between the Plan as described in this Summary Plan Description and the Plan document itself, the terms of the Plan document will govern. Copies of the Plan document and the Trust Agreement are available for your inspection during regular working hours.

II.  DESCRIPTION OF PLAN BENEFITS AND REQUIREMENTS

     A.   TERMS-WITH SPECIAL MEANINGS
          Certain words and terms used in this Summary have special meanings. Many of these terms am defined in this section, while others are explained in the text of the Summary. To assist you in identifying these terms within the text; they are capitalized.
          1. BENEFICIARY. Your designated Beneficiary is the person you name to receive your benefit distribution in the event of your death. If you are married, you will need written consent from your spouse to name someone other than your spouse as your Beneficiary.

          2. BREAK IN SERVICE. A Break in Service occurs if you complete less than 501 Hours of Service with the Employer during a Plan Year.
          3. COMPENSATION. Compensation is the total compensation paid to you by the Employer during any portion of a Plan Year during which you were a Plan Participant. If you an self employed, your Compensation is your earned income less your deductible contributions to any qualified retirement plans.
          4. HOURS OF SERVICE. Each hour for which you are paid or entitled to be paid by the Employer. In addition, uncompensated authorized leaves of absence that do not exceed two years, military leave while your reemployment rights are protected by law, and absences from work for maternity or paternity reasons may be credited as Hours of Service for the purpose of determining whether you had a Break in Service.
          5. PARTICIPANT. A Participant is an employee who has met the requirements for participating in this Plan, and whose account has been neither completely forfeited nor distributed.
          6. PLAN YEAR. The Plan Year is the 12-month period ending on the date shown in section V of this Summary.
          7. SPONSOR. The Sponsor is the organization which has made this Plan available to the Employer.
          8. TRUST. The Trust is a fund maintained by the Trustee for the investment of Plan assets, including the amount in your account.
          9. YEAR OF SERVICE. A Year of Service is the applicable 12-month period during which you complete 1,000 [INSERT NUMBER OF HOURS) or more Hours of Service. For eligibility purposes, the applicable 12-month period Is your first year of employment or any Plan Year, beginning after your hire date. For vesting purposes, the applicable 12-month period is the Plan Year.

     B.   PARTICIPATION
          You will be eligible to participate in the Plan after you have met the following eligibility requirements:

[CHECK ALL APPLICABLE ITEMS]

X   You have reached age 21
-

X   You have completed 1 Year (s) of Service.
-

X   You are not a member of a collective bargaining unit.
-

X   You are not a nonresident alien.
-

          The first entry date, or date in which you can first participate in the Plan if you meet these requirements, is _________________________ [INSERT EFFECTIVE DATE). Thereafter, the entry date(s) will be January 1 & July 1 of each year.

          Once you become a Participant, you will remain a Participant as long as you do not incur a Break in Service. If you do incur a Break in Service, and are later reemployed by the Employer, you will be reinstated as a Participant and any previous Hours of Service will be reinstated as of the date of your reemployment.

    C.    INDIVIDUAL-ACCOUNTS

          A separate account will be maintained for you within the Plan. This account will be further divided into subaccounts, which will be credited with the different types of contributions that are described in the next section, the subaccounts that will be maintained for you are as follows:
          1. PROFIT SHARING CONTRIBUTION SUBACCOUNT. This subaccount will be credited with your share of Employer Profit Sharing Contributions, forfeitures (if any), distributions from this subaccount, and the earnings and losses attributable to this subaccount.
          2. TRUSTEE TRANSFER AND ROLLOVER SUBACCOUNTS. These subaccounts will be credited with any rollover contributions or transfer contributions you may make to the Plan, any distributions from this subaccount, and the earnings and losses attributable to this subaccount. Include the following item if your plan permits voluntary employee contributions:
          3. NONDEDUCTIBLE VOLUNTARY CONTRIBUTION SUBACCOUNT. This subaccount will be credited with your Voluntary Employee Contributions, any distributions from this subaccount, and the earnings and losses attributable to this subaccount.

    D.    CONTRIBUTIONS

    X      1.   EMPLOYER PROFIT SHARING CONTRIBUTIONS. The Employer will make
    - Profit Sharing Contributions to the Plan each Plan Year in accordance with the following contribution formula:

               [CHECK ONE OF THE FOLLOWING]:

               X Contributions will be made in an amount to be determined each year by the Employer.

               _ Contributions will be made in an amount equal to ___________ INSERT CONTRIBUTION PERCENTAGE] of each Participant's Compensation, plus any discretionary amount the Employer may choose to contribute.

          2. ROLLOVER CONTRIBUTIONS AND DIRECT TRANSFERS. If you have participated in other pension or profit sharing plans, you will be permitted to make a rollover contribution to the Plan of certain amounts you may receive from those other plans. You will also be permitted, with the approval of the Plan Administrator, to authorize a direct transfer to the Plan of amounts that are attributable to your participation in other pension or profit sharing plans.
                   CHECK THE FOLLOWING ITEM IF YOUR PLAN PERMITS VOLUNTARY EMPLOYEE CONTRIBUTIONS:

          3. VOLUNTARY EMPLOYEE CONTRIBUTIONS. To increase your retirement benefits from this Plan, you may choose to make voluntary contributions to the Plan of up to NA [INSERT MAXIMUM VOLUNTARY EMPLOYEE CONTRIBUTION PERCENTAGE] of your compensation. Such contributions will not be permitted, however, for Plan Years beginning after __________ [THE PLAN YEAR IN WHICH THE PLAN IS ADOPTED]. The minimum contribution you must make if you choose to make a voluntary,contribution is as follows:
                         [CHECK ONE OF THE FOLLOWING ITEMS]:

                   ___ The minimum voluntary contribution is __________[INSERT MINIMUM VOLUNTARY CONTRIBUTION PERCENTAGE] of your Compensation.

                    X    There is no minimum voluntary contribution.

 E.      ALLOCATIONS.
         ELIGIBILITY FOR ALLOCATIONS. Each Plan Year the Employer may make a Profit Sharing Contribution to the Plan in accordance with the formula described in the previous section . If the Employer chooses to make a Profit Sharing Contribution for a year, your account will be allocated a share of that contribution. If you are an employee as of the last day of the Plan Year.

 X       Unless you terminate your employment during the Plan year with not more
 - than 500 Hours of Service. (You will receive an allocation, however, if you die, retire or become disabled during the Plan Year).

Under some circumstances, special minimum allocation rules may result in your receiving an allocation even if you do not meet any of the requirements set forth above.


         AMOUNT OF ALLOCATION. If you are eligible, your account will be credited with a portion of the Profit Sharing Contribution (and any forfeitures) as follows:

[CHECK ONE OF THE FOLLOWING ITEMS]:

X    *   Your account will be credited with a portion of the Profit Sharing
- Contribution that is equal to the ratio of your Compensation to the Compensation of all Participants for such year.

         For example, if your Compensation for a Plan Year was $10,000 and the total Compensation of all Participants was $100,000, your account would be credited with $10,000/$100,000 = 1/10 of the total contribution made by the Employer for that Plan Year.
         [CHOOSE IF YOUR PLAN IS INTEGRATED WITH SOCIAL SECURITY AND YOU HAVE NOT ADOPTED THE MONEY PURCHASE PENSION PLAN)

__   *   Profit Sharing Contributions WILL be allocated to eligible Participants in four steps as follows:

         Step One: Your account will be credited with a portion of the Profit Sharing Contribution that is equal to the ratio of your Compensation to the Compensation of all Participants for such year, but only up to a maximum of three percent of each Participant's Compensation.

         Step Two: Your account will be credited with a portion of the balance of the Profit Sharing Contribution (after the allocation in Step One) that is equal to the ratio of your Compensation in excess of the Plan's Integration Level to the Compensation in excess of the Plan's Integration Level of all Participants for such year, but only up to a maximum of three percent of any Participant's Compensation in excess of the Plan's Integration Level.

         For example, if the Plan's Integration Level were $51,300 and your Compensation were $61,300, your Compensation in excess of the Integration Level would be $10,000. If the total Compensation in excess of the Integration Level of all Participants were $70,000, your account would be credited with $10,000/$70,000 = 1/7 of the total allocation made under Step Two (but only up to a maximum of three percent of your Compensation in excess of the Plan's Integration Level, or $300).

         Step Three: Your account will be credited with a portion of the balance of the Profit Sharing Contribution (after the allocations in Step One and Step Two) that is equal to the ratio that the sum of your Compensation plus your Compensation in excess of the Plan's Integration Level bears to the sum of all Participants' Compensation plus their Compensation in excess of the Plan's Integration Level for such year, up to a maximum of the Maximum Profit Sharing Disparity Rate.

         The Maximum Profit Sharing Disparity Rate is 2.7 percent if the Integration Level equals the annual earnings subject to Social Security
         (FICA) tax (the taxable wage base). If the Integration Level is lower (see below), then the Maximum Profit Sharing Disparity Rate is determined by the following formula:

         If the Integration is:

                                                                               The Applicable
             More Than                  But Not More Than                      Percentage Is:
             ---------                  -----------------                      --------------
             $0                         X */                                      2.7%
                                          -
             X of TWB                   80% of TWB                                1.3%

             80% of TWB                 Y **/                                     2.4%
                                          --

*/             X = the greater of $10,000 or 20% of the Taxable Wage Base.
-

**/            Y = any amount more than 80% of the Taxable Wage Base but less
--        than 100% of the Taxable Wage Base.



"TWB" means the Taxable Wage Base.

For example, if the Maximum Profit Sharing Disparity Rate is 2.7 percent, your Compensation is $61,300, the Plan's Integration Level is $51,300, the total Compensation of all Participants is $700,000 and the Compensation of all Participants that is in excess of the Plan's Integration Level is $70,000, then the ratio applied under Step Three would be:

(61,300 + 10,000)/(700,000 + 70,000) - 9.25%

However, this exceeds the Maximum Profit Sharing Disparity Rate, so 2.7 percent is applicable instead, and your account would receive 2.7% of the Employer contribution under this step.

STEP FOUR: Your account will be credited with a portion of the balance of the Profit Sharing Contribution (after the allocations in Step One, Step Two and Step Three) that is equal to the ratio of your Compensation to the Compensation of all Participants for such year.

[CHOOSE IF YOUR PLAN IS INTEGRATED WITH SOCIAL SECURITY AND YOU HAVE ADOPTED THE MONEY PURCHASE PENSION PLAN]:

__ Profit Sharing Contributions will be allocated to eligible Participants in two steps as follows:

STEP ONE: Your account will be credited with a portion of the Profit Sharing Contribution that is equal to the ratio that the sum of your Compensation plus your Compensation in excess of the Plan's Integration Level bears to the sum of all Participants' Compensation plus their Compensation in excess of the Plan's Integration level for such year, up to a maximum that does not exceed the lesser of two amounts. The first is the percentage determined by dividing the allocation by your Compensation up to the Plan's Integration Level. The second is the Maximum Disparity Rate.

The Maximum Disparity Rate is 5.7 percent if the Integration Level equals the annual earnings subject to Social Security (FICA) tax (the taxable wage base). If the Integration Level is lower (see below), then the Maximum Disparity Rate is determined by the following formula:

If the Integration is:

                                                  The Applicable
     More Than      But Not More Than             Percentage Is:
     ---------      -----------------             --------------

     $0             X*/                             5.7%
                     -

           X Of TWB            80% of TWB                             4.3%
           80% of TWB          Y **/                                  5.4%
           */                  X - the greater of $ 10,000 or 20% of the Taxable
           -                   Wage Base.

           **/                 Y - any amount more than 80% of the Taxable Wage
           --                  Base but less than 100% of the Taxable Wage
                               Base.


           "TWB" means the Taxable Wage Base.

           For example, if the Maximum Disparity Rate is 5.7 percent, your Compensation is $61,300, the Plan's Integration Level is $51,300, the total Compensation of all Participants is $700,000 and the Compensation of all Participants that is in excess of the Plan's Integration Level is $70,000, then the ratio applied under Step One would be.

           (61,300 + 10,000)/(700,000 + 70,000) = 9.25%

           However, this exceeds the Maximum Disparity Rate, so 5.7 percent is applicable instead. (This assumes the allocation as a percentage of your Compensation up to the Plan's Integration Level would exceed 5.7 percent).

           Step Two: Your account will be credited with a portion of the balance of the Profit Sharing Contribution (after the allocation in Step One) that is equal to the ratio of your Compensation to the Compensation of all Participants for such year.

The Plan's Integration Level is equal to:

[CHECK ONE OF THE FOLLOWING ITEMS)

 __ The taxable wage base, which is the annual earnings subject to Social Security (FICA) tax.

 __  A dollar amount equal to $__________________________[INSERT DOLLAR AMOUNT].

 __ A percentage of the taxable wage base equal to ___% of the annual earnings subject to Social Security (FICA) tax.

Under some circumstances, special minimum allocation rules may result in your receiving a larger allocation than you normally would. The amount that can be allocated to your Account in any Plan Year, including forfeitures (if any), is limited by rules applying to all qualified plans.

     F. VESTING.

     Vesting refers to the nonforfeitable interest you have in each of your subaccounts. In other words, your vested interest in your account is the amount you will receive when your account is distributed to you.

          You will always have a 100 percent vested and nonforfeitable interest in the amounts you have in your:

__   *    Trustee Transfer and Rollover Subaccounts.

(CHECK THE FOLLOWING ITEM ONLY IF YOUR PLAN PERMITS VOLUNTARY EMPLOYEE CONTRIBUTIONS]:

__   *    Nondeductible Voluntary Contribution Subaccount.

          You will earn a vested interest in your Profit Sharing Contribution Subaccount in accordance with the following:

[CHECK ONE OF THE FOLLOWING ITEMS]:

__   *    You will always have a 100 percent vested and nonforfeitable interest in your Profit Sharing Contribution Subaccount.

__   *    You will have a 100 percent vested and nonforfeitable interest in your Profit Sharing Contribution Subaccount in the event of any of the following:
          *     You reach your Normal Retirement Age or Early Retirement Date.
          *     You die or become disabled.

Otherwise, you will earn a vested interest in your Profit Sharing Contribution Subaccount in accordance with the following schedule:

[CHECK ONE OF THE FOLLOWING ITEMS]:

__   *     YEARS 0F SERVICE                   VESTED PERCENTAGE
           ----------------                   -----------------
            1 year                                  0%
            2 years                                20%
            3 years                                40%
            4 years                                60%
            5 years                                80%
            6 or more years                        100%


          For example, if you are employed for six years, you will be entitled to the entire amount in your Profit Sharing Contribution Subaccount. However, if you terminate employment with the Employer after only four years, even though you return to employment with the Employer six years later, you will be entitled to receive only 60 percent of that amount.

__   *    You will be 100 percent vested after three years of service. If you terminate employment prior to three years you will not have any vested interest in your Profit Sharing Contribution Subaccount.

     G.   FORFEITURES.

          [CHECK ONE OF THE FOLLOWING ITEMS]:

__   *    You have a 100 percent vested and nonforfeitable interest in the amounts in your account at all times. Your account therefore will not be subject to forfeitures.

__   *    Forfeitures occur when you terminate employment before becoming fully vested in your account, as explained in the section on "Vesting." Effective for the first Plan Year beginning after 1984, any portion of your Account that is not vested will be forfeited as of the last day of the Plan Year in which your fifth consecutive Break in Service occurs. Forfeited amounts will not be reinstated, even if you return to service with the Employer. Such forfeitures will be allocated among the Accounts of other Participants in the same manner as Profit Sharing Contributions.

     H.   DISTRIBUTION OF BENEFITS.

          1. ELIGIBILITY FOR DISTRIBUTION. You will be entitled to receive a distribution of the vested amounts in your account upon occurrence of any of the following:

     *    Your termination of employment with the Employer for any reason.
     *    Your total and permanent disability.
     *    Your death.
     *    Termination of the Plan.
     *    Your attainment of normal retirement age, which is:

          [CHECK ONE OF THE FOLLOWING ITEMS),

          X     *     Age 65
          -

          __    *     Age _____ [INSERT NORMAL RETIREMENT AGE] or the___________
                      INSERT ANNIVERSARY DATE) of the day you commenced participation in the plan.

          (CHECK THE FOLLOWING ITEM IF YOUR PLAN PERMITS EARLY RETIREMENT):

          __    *     If you elect Early Retirement, attainment of your Early
                      Retirement Date, which is the first day of the month coincident with or next following the date you reach age
                      ____________________INSERT EARLY RETIREMENT AGE] and complete __________ INSERT NUMBER OF YEARS] Years of
                      Service.

          2. TIMING OF DISTRIBUTION. You will begin receiving benefit distributions in accordance with the following;

     * Generally, benefit distributions will commence not later than 60 days after the end of the Plan Year in which you become eligible to receive benefits.

     * In the event of your death, your spouse, if you are married, will generally be entitled to receive your benefit distribution. If you are unmarried, or if your spouse has given written consent, your designated Beneficiary will receive your benefit distribution, If you have no spouse or designated Beneficiary, your benefit distribution will go to your estate.

     * If you so elect, you may defer commencement of the distribution of your benefit beyond the date you first become eligible to receive that distribution, to a date which you may specify. The date you specify must not be later than the April 1 following the close of your taxable year in which you attain age 70-1/2.

     * If you attained age 70-1/2 before January 1, 1988, special rules apply to your distributions.

If you wish to receive benefit distributions before attaining age 59-1/2, you may be subject to a penalty tax, and you must notify the Plan Administrator in writing that you am aware of the consequences of this tax.

                   3. FORM OF DISTRIBUTION. Your benefit will automatically be distributed or a lump sum payment of cash, or a lump sum payment that includes an in-kind distribution of all mutual fund shares credited to your account.

     I.  INVESTMENT OF PLAN ASSETS

         All contributions made to the Plan are kept in the Trust. A separate account including all of the subaccounts described in the section on "Participant Accounts," is maintained for you within that Trust. The assets of the Trust are invested as follows:

[CHECK ONE OF THE FOLLOWING ITEMS]:

X    *   You must direct the Plan Administrator to invest the amounts in all of
-        your subaccounts in specified investments offered by the Sponsor.

__   *   _____________________ (INSERT PERCENTAGE) of the assets of the Trust are invested in shares or other investments offered by the Sponsor. The remaining assets are invested in such other investments as are acceptable to the Trustee.

__   *   You ___ [INSERT "MAY" OR "MUST"] direct the Plan Administrator to invest the amounts in the following subaccount in specified investments offered by the Sponsor:

[CHECK ONE OR MORE OF THE FOLLOWING ITEMS]:

         __   *    The amounts in your Nondeductible Voluntary Contribution
                   Subaccount.

         __   *    The amounts in your Profit Sharing Contribution Subaccount.

         __   *    The amounts in your Trustee Transfer and Rollover
                   Subaccounts.

[CHECK THE FOLLOWING ITEM IF YOUR PLAN PERMITS WITHDRAWALS]:

     J.   WITHDRAWALS
          You may make the following types of withdrawals from your account:

(CHECK ALL APPLICABLE ITEMS]

__   *   If you have made Voluntary Employee Contributions to the Plan, you will be permitted to withdraw the amounts in your Nondeductible Voluntary Contribution Subaccount. If you are married, your spouse must consent to the withdrawal.

__   *   In the event of an imminent and heavy financial need due to the purchase or renovation of a primary residence, the educational, medical or personal expenses of you or a member of your immediate family, or other hardship, you will be permitted to make a hardship withdrawal of amounts credited to your Profit Sharing Contribution Subaccount.

         All hardship withdrawals are subject to approval by the Plan Administrator. Such withdrawals can only be made after prior withdrawal of all amounts in your Nondeductible Voluntary Contribution Subaccount, and after exhausting all other reasonable sources of funds. If you are married, your spouse must consent to any withdrawals.


(CHECK THE FOLLOWING ITEM IF PLAN LOANS ARE PERMITTED):

__   K.  LOANS.
         This Plan contains provisions that permit you to borrow (with the consent of your spouse) from the Plan part of your vested interest in your account. Such a loan will not be made, however, if the total of all outstanding loans to you from all pension and profit sharing plans of the Employer exceed the lesser of $50,000 (taking into account the highest principal balance of any loan outstanding at any time during the preceding 12 months) or one-half of the value of your vested interest in your account.

         The Plan Administrator will set the terms of all loans. The maximum payment term for any loan will generally be five years. The interest rate will be determined by the Plan Administrator. Your account will be security for the loan.

[CHECK THE FOLLOWING ITEM IF YOUR PLAN PERMITS PARTICIPANTS TO PURCHASE LIFE INSURANCE]:

__   L.  INSURANCE.
         The Plan contains provisions permitting you to designate a portion of the amounts in your Profit Sharing Contribution Subaccount to purchase life insurance. The portion of your Profit Sharing Contribution Subaccount which may be used to purchase life insurance is equal to____________________ [INSERT PERCENTAGE] of that subaccount.

III.     CLAIMS PROCEDURE

         You or your Beneficiary may file a written claim for benefits under this Plan with the Plan Administrator at any time. If your claim is denied to any extent by the Plan Administrator, a written notification must be sent to you within 90 days. If you choose to appeal the decision, a request for review must be made in writing to the Plan Administrator within 60 days of receipt of written notification of the denial. Within 60 days after the appeal is filed, or within 120 days, if there are special circumstances involved, the Plan Administrator will issue a written decision.

IV.      CHANGES TO THE PLAN

     A.  AMENDMENT OF THE PLAN
         The Employer, together with the Sponsor, reserves the right to amend the Plan at any time. You will be kept informed of any material amendments to the Plan by updates to this Summary Plan Description.

     B.  TERMINATION OF THE PLAN
         The Employer intends to continue this Plan indefinitely. However, the Employer reserves the right to terminate the Plan at any time. if a termination takes place, or If the Employer discontinues making contributions to the Plan, you WILL have a 100 percent vested and nonforfeitable interest in all of the amounts in your account. These amounts may be distributed to you at that time, or may be distributed in accordance with the benefit distribution rules.

     C.  MERGER, CONSOLIDATION OR TRANSFER OF THE PLAN
         In the event of the merger, consolidation or transfer of assets or liabilities of the Plan to any other plan, your benefits will not be decreased from what they would have been prior to such an event.

V.   GENERAL INFORMATION

Name of Plan:            ______________________________________________________
                         [INSERT NAME OF EMPLOYER] Profit Sharing Plan

Employer:                ______________________________________________________

                         ______________________________________________________
                         [INSERT NAME, ADDRESS AND TELEPHONE NUMBER OF EMPLOYER)

Type of Plan:            Profit Sharing Plan

Type of Administration:  Trusteed

Employer's Fiscal Year:   ______________________________________________________

Plan Year End:            ______________________________________________________

Plan Administrator:       ______________________________________________________
                          [INSERT NAME, ADDRESS AND TELEPHONE NUMBER OF PLAN
                          ADMINISTRATOR]

Trustees:                 ______________________________________________________

                          ______________________________________________________
                          [INSERT NAME, TITLE, ADDRESS AND PHONE NUMBER OF PRINCIPAL PLACE OF EACH TRUSTEE]


Agent for Service of Legal
Process:                  ______________________________________________________
                          [INSERT NAME AND ADDRESS OF PERSON DESIGNATED AS AGENT FOR SERVICE OF LEGAL PROCESS)

Employer Identification # ______________________________________________________


Plan Number:              ______________________________________________________

Also, a complete list of the employers and employee organizations sponsoring the Plan may be obtained by participants and beneficiaries upon written request to the Plan administrator, and is available for examination by participants and beneficiaries, as required by Labor Reg. Section 1.2520.104-bl and Section 2520.104b-30.

VI.  NON-APPLICATION OF PBGC GUARANTEES

     Because this Plan is a defined contribution plan, the benefits you will receive are exempt from and not insured by the Pension Benefit Guaranty Corporation.

VII. SPECIAL RIGHTS UNDER ERISA

     As a participant in the [INSERT NAME OF EMPLOYER] Profit Sharing Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Plan Participants shall be entitled to:

     * Examine, without charge, at the Plan Administrator's office and at other specified locations, all Plan documents, including insurance contracts, affecting the individual making the request, and copies of all documents filed by the Plan with the U.S. Department of Labor, such as annual reports and Plan descriptions.

     * Obtain copies of all Plan documents and other Plan information upon written request to the Plan Administrator. The Plan Administrator may make a reasonable charge for the copies.

     * Receive a summary of the Plan's annual financial report. The Plan Administrator is required by law to furnish each Participant with a copy of this summary annual report.

     * obtain a statement of the total value of your account under the Plan and your vested (nonforfeitable) portion of this account. This statement must be requested in writing and is not required to be given more than once a year, The Plan will provide the statement free of charge.


           In addition to creating rights for Plan Participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. These people who operate your plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan Participants and Beneficiaries. No one, including your Employer, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a benefit under this Plan or exercising your rights under ERISA. If your claim for a benefit is denied in whole or in part you must receive a written explanation of the reason for the denial. You have the right to have the Plan review and reconsider your claim.


           Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $100 a day until you receive the materials unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits which is denied or ignored in whole or in part, you may file suit in a state or federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous. if you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.

                                      MODEL
                            SUMMARY PLAN DESCRIPTION
                                     OF THE
                         --------------------------------
                            [INSERT NAME OF EXPLOYER1

                           MONEY PURCHASE PENSION PLAN










Copyright 1990 Investment Company Institute March 1990

                                TABLE OF CONTENTS

                                                                                   Page
I. INTRODUCTION .............................................................        3

II.  DESCRIPTION OF PLAN BENEFITS AND REQUIREMENTS ..........................        3

     A. Terms With Special Meanings .........................................        3
     B. Participation .......................................................        4
     C. Individual Accounts .................................................        4
     D. Contributions .......................................................        4
     E. Allocations .........................................................        5
     F. Vesting .............................................................        6
     G. Forfeitures .........................................................        7
     H. Distributions of Benefits ...........................................        7
     I. Investment of Plan Assets ...........................................        8
     J. Withdrawals .........................................................        9
     K. Loans ...............................................................        9
     L. Insurance ...........................................................        9

III. CLAIMS PROCEDURE .......................................................        9

IV.  CHANGES TO THE PLAN ....................................................        9

V.   GENERAL INFORMATION ....................................................       10

VI.  NON-APPLICATION OF PBGC GUARANTEES .....................................       11

VII. SPECIAL RIGHTS UNDER ERISA .............................................       11

                                      MODEL
                            SUMMARY PLAN DESCRIPTION
                                     OF THE

                      -------------------------------------
                            [INSERT NAME OF EMPLOYER]
                           MONEY PURCHASE PENSION PLAN

I.   INTRODUCTION

     __________________________________ [INSERT NAME OF EMPLOYER] (the
"Employer") is pleased to be able to provide you with the____________________ [INSERT NAME OF EMPLOYER] Money Purchase Pension Plan (the "Plan" or the "Pension Plan"). The Plan is effective as of ____________________________ [INSERT EFFECTIVE DATE].

     The Plan is a defined contribution plan, to which the Employer makes contributions to an account hold in your name. With this type of plan; the retirement benefit you receive will depend on the investment performance of the amounts that are in your account. The Plan is designed to provide retirement income to employees who remain with the Employer until retirement and to those who have a vested interest in their account when they terminate their employment with the Employer.

     Only the main features of the Plan are explained in this Summary Plan Description. Any questions which are not answered here should be referred to ____________________________ [INSERT NAME OF DEPARTMENT OR PERSONNEL RESPONSIBLE FOR PARTICIPANT INFORMATION]. If there is any inconsistency between the Plan as described in this Summary Plan Description and the Plan document itself, the terms of the Plan document will govern. Copies of the Plan document and the Trust Agreement are available for your inspection during regular working hours.

II.  DESCRIPTION OF PLAN BENEFITS AND REQUIREMENTS

     A.   TERMS WITH SPECIAL MEANINGS

          Certain words and terms used in this Summary have special meanings. Many of these terms are fined in this section, while others are explained in the text of the Summary. To assist you in identifying these terms within the text, they are capitalized.

          1. BENEFICIARY. Your designated Beneficiary is the person you name to receive your benefit distribution in the event of your death. If you are married, you will need written consent from your spouse to name someone other than your spouse as your Beneficiary.

          2. BREAK IN SERVICE. A Break in Service occurs if you complete less than 501 Hours of Service with the Employer during a Plan Year.

          3. COMPENSATION. Compensation is the total compensation paid to you by the Employer during any portion of a Plan Year during which you were a Plan Participant. If you are self-employed, your Compensation is your earned income less your deductible contributions to any qualified retirement plans.

          4. HOURS OF SERVICE. Each hour for which you are paid or entitled to be paid by the Employer. In addition, uncompensated authorized leaves of absence that do not exceed two years, military leave while your reemployment rights are protected by law, and absences from work for maternity or paternity reasons may be credited as Hours of Service for the purpose of determining whether you had a Break in Service.

          5. PARTICIPANT. A Participant is an employee who has met the requirements for participating in this Plan, and whose account has been neither completely forfeited nor distributed.

          6. Plan Year. The Plan Year is the 12-month period ending on the date shown in section V of this Summary.

          7. SPONSOR. The Sponsor is the organization which has made this Plan available to the Employer.

          8. TRUST. The Trust is a fund maintained by the Trustee for the investment of Plan assets, including the amount in your account.

          9. YEAR OF SERVICE. A Year of Service is the applicable 12-month period during which you complete 1,000 or more Hours of Service. For eligibility purposes, the applicable 12-month period is your first year of employment or any Plan Year, For vesting purposes, the applicable 12-month period is the Plan Year.

     B.   PARTICIPATION.

          You will be eligible to participate in the Plan after you have met the following eligibility requirements:

[CHECK ALL APPLICABLE ITEMS]

[X]  o    You have reached age 21.

[X]  o    You have completed 1 Year(s) of Service.

[X]  o    You are not a member of a collective bargaining unit.

[X]  o    You are not a nonresident alien.

          The first entry date, or date in which you can first participate in the Plan if you meet these requirements, is ________________ [INSERT EFFECTIVE DATE]. Thereafter, do entry date(s) will be January 1 & July 1 of each Plan Year.

          Once you become a Participant, you will remain a Participant as long as you do not incur a Break in Service. If you do incur a Break in Service, and are later reemployed by the Employer, you will be reinstated as a Participant and any previous Hours of Service will be reinstated as of the date of your reemployment.

     C.   INDIVIDUAL ACCOUNTS

     A separate account will be maintained for you within the Plan. This account will be further divided into subaccounts, which will be credited with the different types of contributions that are described in the next section. The subaccounts that will be maintained for you are as follows:

          1. MONEY PURCHASE PENSION CONTRIBUTION SUBACCOUNT. This subaccount will be credited with your share of Employer Money Purchase Pension Contributions, distributions from this subaccount, and the earnings and losses attributable to this subaccount.

          2. TRUSTEE TRANSFER AND ROLLOVER SUBACCOUNTS. These subaccounts will be credited with any rollover contributions or transfer contributions you may make to the Plan, any distributions from the subaccount, and the earnings and losses attributable to the subaccount.

(CHECK THE FOLLOWING ITEM IF YOUR PLAN PERMITS VOLUNTARY EMPLOYEE
CONTRIBUTIONS]:

     ___ 3. NONDEDUCTIBLE VOLUNTARY CONTRIBUTION SUBACCOUNT. This subaccount will be credited with our Voluntary Employee Contributions, any distributions from this subaccount, and the earnings and losses attributable to this subaccount.

     D.   CONTRIBUTIONS

          The Employer will make, or you will be permitted to make, the following types of contributions. These contributions will be allocated to the appropriate subaccounts within your account.

          1. EMPLOYER MONEY PURCHASE PENSION CONTRIBUTIONS. The Employer will make Money Purchase Pension Contributions to the Plan each Plan Year in accordance with a formula based on your Compensation. This formula is given in the section on "Allocations."

          2. ROLLOVER CONTRIBUTIONS AND DIRECT TRANSFERS. If you have participated in other pension or profit sharing plans, you will be permitted to make a rollover contribution to the Plan of certain amounts you may receive from those other plans.

                    You will also be permitted, with the approval of the Plan
               Administrator, to authorize a direct transfer to the Plan of amounts that are attributable to your participation in other pension or profit sharing plans.

               [CHECK THE FOLLOWING ITEM IF YOUR PLAN PERMITS VOLUNTARY EMPLOYEE CONTRIBUTIONS].

          3.        VOLUNTARY EMPLOYEE CONTRIBUTIONS. To increase your
     --- retirement benefits from this Plan, you may choose to make voluntary contributions to the Plan of up to _____ (INSERT MAXIMUM VOLUNTARY EMPLOYEE CONTRIBUTION PERCENTAGE) of your Compensation. Such contributions will not be permitted, however, for Plan Years beginning after _____________ (THE PLAN YEAR IN WHICH THE PLAN IS ADOPTED). The minimum contribution you must make if you choose to make a voluntary contribution is as follows:

                    [CHECK ONE OF THE FOLLOWING ITEMS]:

               -    The minimum voluntary contribution is ____ [INSERT MINIMUM
     ---            VOLUNTARY CONTRIBUTION PERCENTAGE] of your Compensation.

      X        -    There is no minimum voluntary contribution.
     ---

     E.    Allocations

          1. ELIGIBILITY FOR ALLOCATIONS. Each Plan Year the Employer will make a Money Purchase Pension Contribution to the Plan in accordance with the formula based on your Compensation. Your account will be allocated a contribution if you are an employee as of the last day of the Plan Year.

[X]  o    Unless you terminate your employment during the Plan Year with not more than 500 [INSERT HOURS OF SERVICE REQUIREMENT] Hours of Service. (You will receive an allocation, however, if you die, retire or become disabled during the Plan Year).

Under some circumstances, special minimum allocation rules may result in your receiving an allocation, even if you do not meet any of the requirements set forth above.

          2. AMOUNT OF ALLOCATION. If you are eligible, your account will be credited with a Money Purchase Pension Contribution as follows:

[CHECK ONE OF THE FOLLOWING ITEMS]

     o The Employer will make a contribution on your behalf equal to _______ (INSERT CONTRIBUTION PERCENTAGE) of your Compensation.

          [CHECK THE FOLLOWING ITEM IF YOUR PLAN IS INTEGRATED WITH SOCIAL SECURITY]:

     o    The Employer will make a contribution equal to ______% of your
--- Compensation up to the Plan's Integration Level, plus ____% of your Compensation excess of the Plan's Integration Level.

          The Plan's Integration Level is equal to:

          (CHECK ONE OF THE FOLLOWING ITEMS):

          [ ]  o    The taxable wage base, which is the annual earnings subject to Social Security (FICA) tax.

          [ ]  o    A dollar amount equal to ____ [INSERT DOLLAR AMOUNT].

          [ ]  o    A percentage of the taxable wage base equal to ___% of the annual earnings subject to Social Security (FICA) tax.

                    For example, suppose that the Plan's taxable wage base is equal to $51,300, and that your Compensation during a Plan Year totaled $61,300. You would receive an allocation of

                    ____ [INSERT CONTRIBUTION PERCENTAGE] of your first $51,300 in Compensation, and

                    ____ [INSERT EXCESS CONTRIBUTION PERCENTAGE] on the
                         remainder of $ 10,000.

Under some circumstances, special minimum allocation rules may cause you to receive a larger allocation than you normally would. The amount that can be allocated to your account in any Plan Year is limited by rules applying to all qualified plans.

     F.   VESTING.

          Vesting refers to the nonforfeitable interest you have in each of your subaccounts. In other words, your vested interest in your account is the amount you will receive when your account is distributed to you.

          You will always have a 100 percent vested and nonforfeitable interest in the amounts you have in your:

     o    Trustee transfer and rollover subaccounts.

          [CHECK THE FOLLOWING ITEM IF YOUR PLAN PERMITS VOLUNTARY EMPLOYEE CONTRIBUTIONS]:

     o    Nondeductible Voluntary Contribution Subaccount.

          You will earn a vested interest in your Money Purchase Pension Contribution Subaccount in accordance with the following:

[CHECK ONE OF THE FOLLOWING ITEMS]:

[ ]  o    You will always have a 100 percent vested and nonforfeitable interest in your Money Purchase Pension Contribution Subaccount.

[ ]  o    You will have a 100 percent vested and nonforfeitable interest in your
          Money Purchase Pension Contribution Subaccount in the event of any of the following:

          o    You reach your Normal Retirement Age or Early Retirement Date.

          o    You die or become disabled.

          Otherwise, you will earn a vested interest in your Money Purchase Pension Contribution Subaccount in accordance with the following schedule:

[CHECK ONE OF THE FOLLOWING ITEMS]

[ ]  o    YEARS OF SERVICE                     VESTED PERCENTAGE
          ----------------                     -----------------
          1 year                                       0%
          2 years                                     20%
          3 yam                                       40%
          4 years                                     60%
          5 years                                     80%
          6 or more years                            100%

          For example, If you are employed for six years, you will be entitled to the entire amount in your Money Purchase Pension Contribution Subaccount. However, If you terminate employment with the Employer after only four years, even though you return to employment with the Employer six years later, you will be entitled to receive only 60 percent of that amount.

[ ]  o    You will be 100 percent vested after three years of service. If you terminate employment prior to three years you will not have any vested amount in your Money Purchase Pension Contribution Subaccount.

          Any portion of your Money Purchase Pension Contribution Subaccount in which you do not have a vested interest will be forfeited by you as of the last day of the Plan Year in which your fifth consecutive Break in Service occurs.

     G.   FORFEITURES

          [CHECK ONE OF THE FOLLOWING ITEMS]:

[ ]  o    You have a 100 percent vested and nonforfeitable interest in the amounts in your account at all times. You will therefore not be subject to forfeitures.

[ ]  o    Forfeitures occur when you terminate employment before becoming fully vested in your account, as explained in the section on "Vesting." Effective for the Trust Plan Year beginning after 1984, any portion of your account that is not vested will be forfeited as of the last day of the Plan Year in which your fifth consecutive Break in Service occurs. Forfeited amounts will not be reinstated, even if you return to service with the Employer. Such forfeitures either will be:

     [CHECK ONE OF THE FOLLOWING ITEMS]:

          [ ]  o    Used by the Employer as a credit against its future
                    contributions to the Plan; or

          [ ]  o    Reallocated among the accounts of remaining Participants in proportion to their pay.

H.   DISTRIBUTION OF BENEFITS.


     1. ELIGIBILITY FOR DISTRIBUTION. You will be entitled to receive a distribution of the vested amounts in your account upon occurrence of any of the following:

     o    Your termination of employment with the Employer for any reason.

     o    Your total and permanent disability.

     o    Your death.

     o    Termination of the Plan.

     o    Your attainment of normal retirement age, which is:

          [CHECK ONE Of THE FOLLOWING ITEMS]:

          [X]  o    Age 65.

          [ ]  o    Age ____ [INSERT NORMAL RETIREMENT AGE] or the ____________
                    [INSERT ANNIVERSARY DATE] of the day you commenced participation in the Plan.

          [CHECK THE FOLLOWING IF YOUR PLAN PERMITS EARLY RETIREMENT]:

          [ ]  o    If you elect early retirement, attainment of your early
                    retirement date, which is the first day of the month coincident with or next following the date you reach age _
                    (INSERT EARLY RETIREMENT AGE) and complete _________ [INSERT
                    NUMBER OF YEARS] Years of Service.

          2. TIMING OF DISTRIBUTIONS. You will begin receiving benefit distributions in accordance with the following:

     o Generally, benefit distributions will commence not later then 60 days after the end of the Plan Year in which you become eligible to receive benefits.

     o In the event of your death, your spouse, if you are married, will generally be entitled to receive your benefit distribution. If you are unmarried, or if your spouse has given written consent, your designated Beneficiary will receive your benefit distribution. If you have no spouse or designated Beneficiary, your benefit distribution will go to your estate.

     o If you so elect, you may defer commencement of the distribution of your benefit beyond the date you first become eligible to receive that distribution, to a date which you may specify. The date you specify must not be later than the April 1 following the close of your taxable year in which you attain age 70-1/2.

     o If you attained age 70-1/2 before January 1, 1988, special rules apply to your distributions.


          If you wish to receive benefit distributions before attaining age 59-1/2, you may be subject to a penalty tax, and you must notify the Plan Administrator in writing that you are aware of the consequences of this tax.

          3. FORM OF DISTRIBUTION. Your benefit will automatically be distributed in the form of a in a lump sum payment of cash, or a lump sum payment that includes an in-kind distribution of all mutual fund shares credited to your account.

     I.   INVESTMENT OF PLAN ASSETS

          All contributions made to the Plan are kept in the Trust. A separate account, including all of the subaccounts described in the section on "Participant accounts," is maintained for you within that Trust. The assets of the Trust are invested as follows:

(CHECK ONE OF THE FOLLOWING ITEMS::

[X]  o    All of the assets of the Trust are invested in shares or other investments offered by the Sponsor.

[ ]  o    _________ [INSERT PERCENTAGE] of the assets of the Trust are invested in shares or other investments offered by the Sponsor. The remaining assets are invested in such other investments as are acceptable to the Trustee.

[ ]  o    You ______ [INSERT "may" OR "must"] direct the Plan Administrator to invest the amounts in the following subaccount in specified investments offered by the Sponsor:

          (CHECK ONE OR MORE OF THE FOLLOWING ITEMS):

[ ]  o    The amounts in your Nondeductible Voluntary Contribution Subaccount.

[ ]  o    The amounts in your Money Purchase Pension Contribution Subaccount.

[ ]  o    The amounts in your trustee transfer and rollover subaccounts.

     [CHECK THE FOLLOWING ITEM IF YOUR PLAN PERMITS VOLUNTARY EMPLOYEE CONTRIBUTIONS]:

[ ]  J.   WITHDRAWALS

          If you have made Voluntary Employee Contributions to the Plan, you will be permitted to withdraw the amounts in your Nondeductible Voluntary Contribution Subaccount. If you are married, your spouse must consent to the withdrawal.

     [CHECK THE FOLLOWING ITEM IF PLAN LOANS ARE PERMITTED]

[ ]  K.   LOANS

          The Plan contains provisions that permit you to borrow from the Plan part of your vested interest in your account. Such a loan will not be made, however, if the total of all outstanding loans to you from all pension and profit sharing plans of the Employer exceed the lower of $50,000 (taking into account the highest principal balance of any loan outstanding at any time during the preceding 12 months) or one-half of the value of your vested interest in your account.

          The Plan Administrator will set the terms of all loans. The maximum payment term for any loan will generally be five years. The interest rate will be determined by the Plan Administrator, your account will be security for the loan.

     [CHECK THE FOLLOWING ITEM IF YOUR PLAN PERMITS PARTICIPANTS TO PURCHASE LIFE INSURANCE]:

[ ]  L.   INSURANCE.

          The Plan contains provisions permitting you to designate a portion of the amounts in your Money Purchase Pension Contribution Subaccount to purchase life insurance. The portion of your Money Purchase Pension Contribution Subaccount which may be used to purchase life insurance is equal to ________ [INSERT PERCENTAGE] of that subaccount.

III. CLAIMS PROCEDURE

     You or your Beneficiary may file a written claim for benefits under this Plan with the Plan Administrator at any time. If your claim is denied to any extent by the Plan Administrator, a written notification must be sent to you within 90 days. If you choose to appeal the decision, a request for review must be made in writing to the Plan Administrator within 60 days of receipt for written notification of the denial. Within 60 days after the appeal is filed, or within 120 days, if there are special circumstances involved, the Plan Administrator will issue a written decision.

IV.  CHANGES TO PLAN

     A.   AMENDMENT OF THE PLAN

          The Employer, together with the Sponsor, reserves the right to amend the Plan at any time. You will be kept informed of any material amendments to the Plan by updates to this Summary Plan Description.

     B.   TERMINATION OF THE PLAN

          The Employer intends to continue this Plan indefinitely. However, the Employer reserves the right to terminate the Plan at any time. If a termination takes place, or if the Employer discontinues making contributions to the Plan, you will have a 100 percent vested and nonforfeitable interest in all of the amounts in your account. These amounts may be distributed to you at that time, or may be distributed in accordance with the benefit distribution rules.

     C.   Merger, Consolidation, or Transfer of the Plan

          In the event of the merger, consolidation or transfer of assets or liabilities of the Plan to any other plan, your benefits will not be decreased from what they would have been prior to such an event.

V.   GENERAL INFORMATION

NAME OF PLAN:            _____________________________________________________
                         Money Purchase Pension Plan

EMPLOYER:                _____________________________________________________

                         _____________________________________________________

TYPE OF PLAN:            Money Purchase Pension Plan

TYPE OF ADMINISTRATION:  Trusteed

EMPLOYER'S FISCAL YEAR:  __________________________

PLAN YEAR END:           __________________________

PLAN ADMINISTRATOR:      _____________________________________________________

                         _____________________________________________________

                         _____________________________________________________

Trustees:                _____________________________________________________

                         _____________________________________________________

                         _____________________________________________________
                         [INSERT NAME, TITLE, ADDRESS AND PHONE NUMBER OF PRINCIPAL PLACE OF BUSINESS OF EACH TRUSTEE)

AGENT FOR SERVICE OF LEGAL PROCESS: __________________________________________

                                    __________________________________________
                                    INSERT NAME AND ADDRESS OF PERSON DESIGNATED
                                    AS AGENT FOR SERVICE OF LEGAL PROCESS)

EMPLOYER IDENTIFICATION NUMBER:     __________________________________________

PLAN NUMBER:                        __________________________________________

Also, a complete list of the employers and employee organizations sponsoring the Plan may be obtained by participants and beneficiaries upon written request to the Plan administrator, and is available for examination by participants and beneficiaries, as required by Labor Reg. Section 2520.104b-1 and Section 2520.104b-30.

V1.  NON-APPLICATION OF PBGC GUARANTEES

     Because this Plan is a defined contribution plan, the benefits you will receive are exempt from and not insured by the Pension Benefit Guaranty Corporation.

VII. SPECIAL RIGHTS UNDER ERISA

     As a participant in the ________________________________ [INSERT NAME OF
EMPLOYER] Money Purchase Pension Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all Plan Participants shall be entitled to:

     o Examine, without charge, at the Plan Administrator's office and at other specified locations, all Plan documents, including insurance contracts, affecting the individual making the request, and copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports and Plan descriptions. Obtain copies of all Plan documents and other Plan information upon written request to the Plan Administrator. The Plan Administrator may make a reasonable charge for the copies.

     o Receive a summary of the Plan's annual financial report. The Plan Administrator is required by law to furnish each Participant with a copy of this summary annual report.

     o Obtain a statement of the total value of your account under the Plan and your vested (nonforfeitable) portion of this account. This statement must be requested in writing and is not required to be given more than once a year. The Plan will provide the statement free of charge.

         In addition to creating rights for Plan Participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. These people who operate your plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan Participants and Beneficiaries. No one, including your Employer, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a benefit under this Plan or exercising your rights under ERISA. If your claim for a benefit is denied in whole or in part you must receive a written explanation of the reason for the denial. You have the right to have the Plan review and reconsider your claim.

         Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $100 a day until you receive the materials unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous. If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.

                           NOTICE TO INTERESTED PARTIES


Current employees of ________________________________ are hereby notified that
                            (Name of Employer)
___________________________ has adopted the __________________________________
(Name of Adopting Employer)                       (Name of Plan or Plans)
as its employee retirement benefit plan.

The employee eligible to participate under this Plan are
____________________________________.
(Insert Eligible Class of Employees)

It is not expected that this Plan will be submitted to the Internal Revenue Service for an advance determination as to whether or not the Plan meets the qualification requirements of section 401(a) of the Internal Revenue Code. However, this Plan is a prototype plan and the Internal Revenue Service has previously issued a favorable opinion letter to the sponsor with regard to the this plan.

As in interested party, you have the right to submit to the Key District Director of the Internal Revenue Service, either individually or jointly with other interested parties, your comments as to whether this Plan meets the qualification requirements of the Internal Revenue Code.

You may also, either or jointly with other interested parties, request that the Department of Labor submit, on your behalf, comments to the Key District Director regarding qualification of this Plan.

If the Department of Labor declines to comment on all or some of the matters you raise, you may, individually or jointly if your request was made to the Department jointly, submit your comments on these matters directly to the Key District Director as the following address:


                   ___________________________________________
                   (NAME AND ADDRESS OF KEY DISTRICT DIRECTOR)


The Department of Labor may not comment on behalf of interested parties unless requested to do so by the lesser of 10 employees or 10 percent of the employees who qualify as interested parties. The number of persons needed for the Department of Labor to comment with respect to this Plan is ___________________. A request to the Department of Labor should be sent to the following address:

              Administrator of Pension and Welfare Benefit Programs
                            U.S. Department of Labor
                          200 Constitution Avenue N.W.
                             Washington, D.C. 20216
                         Attention: 3001 Comment Request

Any comment you submit to the Key District to the Key District Director, or any request to the Department of Labor must include the name of the Plan, the Plan number, the opinion letter number, the adopting employer's identification number, the name and address of the sponsor, and the name and address of the Plan administrator. Any request to the Department of Labor must also include the address of the Key District Director. This information can be found at the end of this Notice.

A comment to the Key District must be received by
____________________________________.
(Date 45 Days After Plan is Adopted)
if you wish to preserve your right to comment to the Key District Director, or by ____________________________________ if you wish to waive that right.
   (Date 55 Days After Plan is Adopted)

If there are matters upon which you request the Department of Labor to comment upon on your behalf, and the Department declines to do so, you may submit comments on these matters directly to the Key District Director. These comments must be received by the Key District Director within 15 days from the time the Department of Labor notifies you that it will not comment on a particular matter, or by ___________________________________ whichever is later.
           (Date 75 Days After The Plan is Adopted).

Detailed instructions regarding the requirements for submitting comments may be found in sections 6,7, and 8 of Revenue Procedure 80-30.

Additional information concerning this Plan (including, where applicable, a description of the circumstances which may result in eligibility of loss of benefits, a description of the source of financing of the plan, and copies of section 6 of Revenue Procedure 80-30) is available at_________________________
                                                            (LOCATION)
during the hours of _________________, for inspection of copying. There may be a normal charge for copying and/or mailing.

The following information will be needed for correspondence with the Department of Labor or the Key District Director:

                       ___________________________________
                           (Name of Adopting Employer)

                     ______________________________________
                            (Name of Plan or Plans)


                     ______________________________________
                         Plan Identification Number(s)


                     ______________________________________
                            (Opinion Letter Number)


                     ______________________________________
                               (Name of Sponsor)


                     ______________________________________
                              (Address of Sponsor)


                     ______________________________________
                           (Adopting Employer's EIN)


                     ______________________________________
                          (Name of Plan Administrator)


                     ______________________________________
                        (Address of Plan Administrator)


                     ______________________________________
                       (Address of Key District Director)

                                     FORMS

[AIM LOGO APPEARS HERE]

                               ASSET TRANSFER FORM

                                          AIM Fund Services, Inc.
                                          P.O. Box 4739
                                          Houston, TX 77210-4739
                                          Phone Number 1-800-347-1919 (ext. 506)

THIS FORM SHOULD BE USED ONLY IF YOU ARE TRANSFERRING PLAN ASSETS DIRECTLY
TO AIM.
================================================================================
1.   PRINT PLAN NAME AND ADDRESS HERE

--------------------------------------------------------------------------------
Plan Name/Trustees

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                    State                    Zip

Tax ID Number
             -------------------------------------------------------------------

Telephone (   )
               -----------------------------------------------------------------
================================================================================
2.   ACCOUNT TO BE TRANSFERRED TO AIM

--------------------------------------------------------------------------------
Account Number

--------------------------------------------------------------------------------
Name of Resigning Trustee/Custodian

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City                                    State                    Zip

--------------------------------------------------------------------------------
Attention                                     Telephone
================================================================================
3.   PLEASE TELL US WHERE TO INVEST THE MONEY YOU ARE TRANSFERRING

Please deposit proceeds in my [ ] existing [ ]* new

     [ ] Money Purchase Plan

     [ ] Profit Sharing

* Application Attached

--------------------------------------------------------------------------------
Fund Name                             Account Number

--------------------------------------------------------------------------------
Fund Name                             Account Number

If assets are to be invested in multiple participant accounts you must submit a separate statement identifying each participant and the percentage to be invested in each fund(s).

If transferred assets are to be invested in "pooled" accounts you must indicate the percentage (%) to be invested in each funds.
================================================================================
4.   PLEASE AUTHORIZE YOUR CURRENT OR CUSTODIAN TO TRANSFER ACCOUNT TO THE AIM
     FUNDS

To Resign Trustee or Custodian:

Please transfer [ ] all or [ ] part ($_________________) of our assets listed in
Section 2 to The AIM Funds.

     [ ] immediately                          [ ] at maturity

[ ] Please transfer [ ] all or part (__________________) of the assets to AIM Fund Acct# ___________________________.

--------------------------------------------------------------------------------
Signature/Trustee                                    Date

An Important note: Your current investment manager or custodian may require your signature to be guaranteed.

Call that institution for requirement.

Signature guaranteed by:

--------------------------------------------------------------------------------
Name of Bank or Firm

--------------------------------------------------------------------------------
Signature of Officer and Title
================================================================================
5.                         CUSTODIAN ACCEPTANCE OF PLAN

This to advise you that _______________________, trustee custodian, will accept the account identified above for: Plan Name ________________________________ Account Number _____________________________

This transfer of assets is to be executed from fiduciary to fiduciary and will not place the participant in actual receipt of all or any of the plan assets.

NO FEDERAL INCOME TAX IS TO BE WITHHELD FROM THIS TRANSFER OF ASSETS.

If you have any further questions regarding the transfer, please feel free to contact us at the above toll-free number.

--------------------------------------------------------------------------------
Authorized Signature/Trustee

--------------------------------------------------------------------------------
Date
================================================================================
6.                        RESIGNING TRUSTEE OR CUSTODIAN

Please Indicate Account Number on all documents sent to AIM.
Please attach a copy of this form to the check.

Check Payable to:                 AIM Funds, FBO: (Plan Name)
                                  c/o AIM Fund Services, Inc,
                                  P.O. Box 4739
                                  Houston, TX 77210-4739


                                      108